UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2016 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on August 10, 2016.

DODGE & COX FUNDS®

2016

Semi-Annual Report

June 30, 2016

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

06/16 SF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

MARKET COMMENTARY

During the first half of 2016, global equity markets were volatile and the U.S. equity market emerged as one of the best performing developed markets. In January and February, concerns about China’s economic outlook, low oil prices, and the trajectory of the global economy led to a steep decline in equity prices. The U.S. market rebounded sharply and was approaching an all-time high until the United Kingdom voted on June 23 to leave the European Union (“Brexit”), triggering a “flight to safety.” Following the vote, global equity markets declined sharply, U.S. government bonds rallied, and the U.S. dollar strengthened significantly against several major currencies, especially the British pound. The S&P 500 subsequently recovered to end the first half of the year up 4%.

After raising the federal funds rate in December 2015 for the first time in nine years, the Federal Reserve left short-term interest rates unchanged during the first six months of 2016. While the U.S. economy showed signs of improvement (e.g., lower unemployment rate, healthy wage growth, a rebounding housing market), the future path and pace of interest rate changes remains uncertain given tenuous economic and financial conditions abroad.

As beneficiaries of the “risk-off” market sentiment, Telecommunication Services (up 25%) and Utilities (up 24%) were the best performing sectors of the S&P 500, and Consumer Staples (up 10%) appreciated notably. Energy (up 16%) also performed strongly as Brent crude prices temporarily climbed above $50 per barrel in May for the first time since November 2015. Low to negative interest rates in major economies around the globe increased concerns about future profitability in the Financials sector, which was the worst performing sector (down 3%). Companies in the more cyclical sectors are now priced at a discount to their more defensive counterparts (e.g., Utilities).

INVESTMENT STRATEGY

As part of our investment process, our portfolio managers and global industry analysts often step back and ask, “If we were starting from scratch, would we still own the same securities?” Using this framework, we revisited and retested our thinking on many of the Fund’s holdings and concluded that recent market conditions have created long-term investment opportunities in many economically sensitive companies, such as Financials.

In the case of Financials, given heightened market volatility and changing valuations, we conducted numerous discussions about investing in this sector and extensively reviewed individual holdings. Our bank analysts put together “bull” and “bear” presentations that argued for and against the portfolio’s positioning in Financials. Using a rigorous team-based review process, our equity and fixed income teams vetted recommendations, presented devil’s advocate arguments, stress tested assumptions, and assessed relative valuations.

As a result of this process, we reaffirmed our conviction and recently added to selected holdings, including American Express,

Bank of America, Goldman Sachs, and MetLife.(a) Facing the challenges of a potentially weaker global economy and low interest rates, the Fund’s financial services holdings trade at inexpensive valuations. However, banks are expanding lending across various categories and credit quality has increased over the last five years. Additionally, many of these companies now have capital ratios that are meaningfully higher than they were prior to the global financial crisis. We believe reasonable earnings growth is possible with no change in the interest rate environment. However, interest rates are at historically low levels, and if they were to rise (or simply stop falling), profitability within the Financials sector would increase. Two of the Fund’s holdings, Bank of America and Goldman Sachs, are highlighted below.

Bank of America

The largest bank in the United States by deposits, Bank of America has leading positions in the lines of business that comprise the majority of its revenues, including consumer banking and wealth management. Since the financial crisis, Bank of America has gained market share in its core businesses and navigated ever tougher regulatory requirements, while increasing capital and liquidity. As a part of its restructuring plan, management has simplified the business, reduced expenses, and implemented a more customer-focused strategy. Longer term, improved fundamentals and potential cyclical tailwinds (e.g., additional loan growth, higher rates, increased capital markets activity) could produce a significantly higher return on assets, as well as multiple expansion, dividend increases, and/or share repurchases.

Bank of America—trading at 0.8 times tangible book value and nine times forward earnings(b)—has one of the lowest valuations among its peers. While a prolonged low interest-rate environment would continue to pressure net interest margins and profitability, we believe the bank’s inexpensive valuation, strong business franchises, and capable management team make it a compelling investment opportunity. Hence, we added to the Fund’s position in Bank of America, which comprised 3.2% of the Fund on June 30.

Goldman Sachs

Goldman Sachs (2.5% of the Fund) is a leading global investment bank, securities broker, and investment manager that provides financial services to a diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. Since the financial crisis, Goldman Sachs has deleveraged its balance sheet, shed risky assets, and increased its liquidity. As European competitors (e.g., Credit Suisse, Royal Bank of Scotland, UBS) continue to cut costs and retreat from investment banking, Goldman has an opportunity to further increase its market share in many key businesses. While regulatory requirements have increased, this should reduce the probability of large trading losses. Finally, although market turns can be sudden and difficult to predict, Goldman Sachs has demonstrated an

PAGE 2 ▪ DODGE & COX STOCK FUND

ability to remain profitable: over the past 16 quarters, its return on common equity has averaged an impressive 10%.

Continuing macroeconomic uncertainty has led to diminished primary debt and equity issuance and weaker secondary market trading conditions. Many of Goldman Sachs’ key clients, such as hedge funds and active asset managers, are experiencing net asset outflows. In this period of slower activity, the company has maintained its global network while downsizing naturally through attrition. The weak operating environment and concerns about Brexit have weighed on the stock, which was down 17% during the first half of 2016. However, after carefully analyzing the company’s risks and opportunities, we recently added to Goldman Sachs because it is an increasingly dominant player, has a highly profitable business, and trades at an attractive 0.9 times tangible book value.

Maintaining a Diversified Portfolio

In addition to Financials, we significantly increased the Fund’s holdings in AstraZeneca, a UK-domiciled global pharmaceutical company, and Charter Communications, a U.S. cable telecommunications company that recently merged with Time Warner Cable. We also initiated several new holdings in the Fund, including Anadarko Petroleum (a U.S.-based independent oil and gas exploration and production company with international operations) and Union Pacific, which is highlighted below.

Union Pacific

While scores of railroads once operated in the United States, the industry is now concentrated: there are two major railroad lines east of the Mississippi and two in the West. We recently initiated a position in Union Pacific, which owns an irreplaceable railroad franchise covering 23 western states.

The North American railroad industry has many attractive characteristics: companies operate in regional duopolies and have high recurring revenue, substantial ability to control their costs, and extremely high barriers to entry. Union Pacific has the opportunity to increase its earnings as a result of growth in its domestic intermodal business, as well as a construction and housing recovery in the West. In addition, continued growth of the Mexican economy and increased trade with the United States should benefit its U.S.-Mexico business. With low leverage and a projected reduction in capital expenditures, management has the ability to increase share buybacks over our investment horizon.

In 2015, Union Pacific faced the perfect storm of challenges, including record low natural gas prices that suppressed coal volumes, a significant reduction in oil and gas drilling activity, a strong U.S. dollar that hurt exports, and a broad slowdown in global trade. These factors combined to cause the biggest decline in Union Pacific’s traffic volume since the 2009 recession, and its stock underperformed the S&P 500 by 34% last year. While these headwinds are substantial, we believe that most of them are largely cyclical rather than structural in nature. Therefore, we believe these short-term concerns have created a rare opportunity to initiate a position at an attractive valuation. Over the last decade, the company has generally traded at or above S&P 500 multiples but now trades at a discount. On June 30, Union Pacific represented 1.4% of the Fund.

IN CLOSING

While many investors focus on current market volatility, it is important to recognize there is always uncertainty when investing. Our experience through similar and even more volatile periods in the past reminds us that the best investment opportunities often arise in periods of uncertainty and trepidation. We seek to capitalize on these opportunities through our bottom-up research process and multi-year time horizon which provide us with the fortitude to stay with our convictions, even in periods of volatility or portfolio underperformance.

We have weathered past periods of underperformance and have conviction in our Funds’ holdings over our three- to five-year investment horizon. We remain optimistic about the long-term outlook for the holdings in the Fund, which collectively traded at 13.2 times forward earnings on June 30, a substantial discount to the S&P 500’s 17.9 times forward earnings. Patience and persistence are essential to long-term investment success. We encourage our shareholders to adopt a similar view of investing.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2016

(a)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2016.

DODGE & COX STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 3.2 percentage points year to date.

Key Detractors from Relative Results

▪

Returns from holdings in the Financials sector (down 14% compared to down 3% for the S&P 500 sector), combined with a higher average weighting (26% versus 16%), significantly detracted from results. Charles Schwab (down 23%), Bank of America (down 21%), Goldman Sachs (down 17%), and Capital One (down 11%) performed poorly.

▪	The Fund’s underweight position in defensive segments of the market hurt relative performance:
▪	Not owning companies in the Utilities sector (3% of the S&P 500) hindered results because this sector (up 24%) outperformed the market.
▪	Since Telecommunication Services was the strongest sector of the market (up 25%), the Fund’s lower average weighting (1% versus 3% for the S&P 500 sector) negatively impacted results.
▪

Strong performance from Wal-Mart, the Fund’s only holding in the Consumer Staples sector (up 21% compared to up 10% for the S&P 500 sector) was overshadowed by its lack of exposure to the Tobacco and Food Products industries (average 4% of the S&P 500 and up 19% and 16%, respectively).

▪	Additional detractors included Express Scripts and Cigna, which were both down 13%.

Key Contributors to Relative Results

▪

The Fund’s holdings in the Consumer Discretionary sector (up 9% compared to up 1% for the S&P 500 sector) contributed to results. Comcast (up 17%), Time Warner (up 15%), and Time Warner Cable (up 13% to date of merger with Charter Communications) were strong.

▪	Returns from holdings in the Information Technology sector (up 5% compared to flat for the S&P 500 sector) helped results. Symantec (up 23%) and Hewlett Packard Enterprise (up 21%) performed well.
▪	Returns from holdings in the Industrials sector (up 13% compared to up 6% for the S&P 500 sector) aided performance, especially Tyco International (up 35%) and ADT (up 28% to date of sale).
▪	Additional contributors included Apache (up 27%), Wal-Mart (up 21%), and UnitedHealth Group (up 21%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 23 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2016

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	–5.10%	10.44%	5.13%	9.57%
S&P 500 Index	4.02	12.11	7.43	7.87

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of S&P Global Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2016	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,006.90	$2.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.26	2.63
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2016

GENERAL INFORMATION
Net Asset Value Per Share	$159.20
Total Net Assets (billions)	$53.7
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/16 to 6/30/16, unannualized)	8%
30-Day SEC Yield(a)	1.43%
Number of Companies	62
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 23 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Median Market Capitalization (billions)	$38	$18
Weighted Average Market Capitalization (billions)	$101	$138
Price-to-Earnings Ratio(b)	13.2x	17.9x
Foreign Securities not in the S&P 500(c)	9.6%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Wells Fargo & Co.	3.6
Capital One Financial Corp.	3.5
Bank of America Corp.	3.2
Hewlett Packard Enterprise Co.	3.2
Comcast Corp.	3.1
Time Warner, Inc.	3.0
Novartis AG (Switzerland)	2.9
Charles Schwab Corp.	2.9
Charter Communications, Inc.	2.9
Microsoft Corp.	2.9

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	25.5	15.7
Information Technology	22.6	19.8
Health Care	17.6	14.7
Consumer Discretionary	15.4	12.4
Energy	8.5	7.4
Industrials	5.2	10.2
Consumer Staples	2.3	10.6
Telecommunication Services	0.9	2.9
Materials	0.9	2.7
Utilities	0.0	3.6

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign securities are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

PAGE 6 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

COMMON STOCKS: 98.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.4%
AUTOMOBILES & COMPONENTS: 0.5%
Harley-Davidson, Inc.	5,860,647	$265,487,309

CONSUMER DURABLES & APPAREL: 0.7%
Coach, Inc.	9,600,000	391,104,000

MEDIA: 11.8%
Charter Communications, Inc., Class A(a)	6,809,486	1,556,920,879
Comcast Corp., Class A	25,208,797	1,643,361,477
DISH Network Corp., Class A(a)	8,391,149	439,696,208
News Corp., Class A	4,912,806	55,760,348
Time Warner, Inc.	22,052,832	1,621,765,265
Twenty-First Century Fox, Inc., Class A	28,934,626	782,681,633
Twenty-First Century Fox, Inc., Class B	9,350,000	254,787,500

		6,354,973,310
RETAILING: 2.4%
Liberty Interactive Corp. QVC Group, Series A(a)	12,317,275	312,489,267
Target Corp.	6,580,154	459,426,352
The Priceline Group, Inc.(a)	385,900	481,761,419

		1,253,677,038

		8,265,241,657
CONSUMER STAPLES: 2.3%
FOOD & STAPLES RETAILING: 2.3%
Wal-Mart Stores, Inc.	16,812,350	1,227,637,797

ENERGY: 8.5%
Anadarko Petroleum Corp.	3,595,321	191,450,843
Apache Corp.	16,895,994	940,599,986
Baker Hughes, Inc.	20,162,050	909,913,316
Concho Resources, Inc.(a)	3,615,000	431,161,050
National Oilwell Varco, Inc.	18,698,000	629,187,700
Schlumberger, Ltd. (Curacao/United States)	16,964,245	1,341,532,495
Weatherford International PLC(a) (Ireland)	26,207,400	145,451,070

		4,589,296,460
FINANCIALS: 25.5%
BANKS: 9.8%
Bank of America Corp.	130,053,200	1,725,805,964
BB&T Corp.	15,315,144	545,372,278
JPMorgan Chase & Co.	17,440,200	1,083,734,028
Wells Fargo & Co.	40,553,341	1,919,389,629

		5,274,301,899
DIVERSIFIED FINANCIALS: 13.3%
American Express Co.	17,086,700	1,038,187,892
Bank of New York Mellon Corp.	33,421,024	1,298,406,782
Capital One Financial Corp.(b)	29,786,611	1,891,747,665
Charles Schwab Corp.	61,864,400	1,565,787,964
Goldman Sachs Group, Inc.	9,019,800	1,340,161,884

		7,134,292,187
INSURANCE: 2.4%
AEGON NV (Netherlands)	71,594,671	287,094,631
MetLife, Inc.	25,032,700	997,052,441

		1,284,147,072

		13,692,741,158
HEALTH CARE: 17.6%
HEALTH CARE EQUIPMENT & SERVICES: 7.0%
Anthem, Inc.	1,527,685	200,646,148
Cigna Corp.	9,016,517	1,154,024,011
Express Scripts Holding Co.(a)	12,534,871	950,143,222
Medtronic PLC (Ireland)	3,599,600	312,337,292
UnitedHealth Group, Inc.	8,260,360	1,166,362,832

		3,783,513,505

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.6%
Alnylam Pharmaceuticals, Inc.(a)	1,661,330	$92,187,202
AstraZeneca PLC ADR (United Kingdom)	20,389,773	615,567,247
Merck & Co., Inc.	14,316,800	824,790,848
Novartis AG ADR (Switzerland)	19,153,500	1,580,355,285
Roche Holding AG ADR (Switzerland)	31,820,799	1,048,495,327
Sanofi ADR (France)	35,230,728	1,474,405,967
Thermo Fisher Scientific, Inc.	226,010	33,395,237

		5,669,197,113

		9,452,710,618
INDUSTRIALS: 5.2%
CAPITAL GOODS: 0.8%
Danaher Corp.	4,159,600	420,119,600

COMMERCIAL & PROFESSIONAL SERVICES: 1.0%
Tyco International PLC (Ireland)	12,524,975	533,563,935

TRANSPORTATION: 3.4%
FedEx Corp.	7,248,399	1,100,162,000
Union Pacific Corp.	8,750,000	763,437,500

		1,863,599,500

		2,817,283,035
INFORMATION TECHNOLOGY: 22.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.	12,645,740	451,326,461

SOFTWARE & SERVICES: 8.8%
Alphabet, Inc., Class A(a)	218,100	153,439,893
Alphabet, Inc., Class C(a)	1,802,253	1,247,339,301
Microsoft Corp.	30,336,700	1,552,328,939
Symantec Corp.(b)	42,640,700	875,839,978
Synopsys, Inc.(a)(b)	8,690,469	469,980,564
VMware, Inc.(a)	7,400,000	423,428,000

		4,722,356,675
TECHNOLOGY, HARDWARE & EQUIPMENT: 13.0%
Cisco Systems, Inc.	39,832,711	1,142,800,479
Corning, Inc.	31,752,000	650,280,960
EMC Corp.	46,022,494	1,250,431,162
Hewlett Packard Enterprise Co.(b)	94,398,182	1,724,654,785
HP Inc.	84,807,695	1,064,336,572
Juniper Networks, Inc.	1,077,165	24,225,441
NetApp, Inc.(b)	22,432,731	551,620,855
TE Connectivity, Ltd. (Switzerland)	9,976,475	569,756,487

		6,978,106,741

		12,151,789,877
MATERIALS: 0.9%
Celanese Corp., Series A	7,019,998	459,458,869

TELECOMMUNICATION SERVICES: 0.9%
Sprint Corp.(a)	107,816,127	488,407,055

TOTAL COMMON STOCKS (Cost $41,860,843,364)		$53,144,566,526

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$53,171,742	$53,171,742

REPURCHASE AGREEMENT: 1.2%
Fixed Income Clearing Corporation(c) 0.20%, dated 6/30/16, due 7/1/16, maturity value $636,257,535	636,254,000	636,254,000

TOTAL SHORT-TERM INVESTMENTS (Cost $689,425,742)		$689,425,742

TOTAL INVESTMENTS (Cost $42,550,269,106)	100.2%	$53,833,992,268
OTHER ASSETS LESS LIABILITIES	(0.2%)	(117,528,152)

NET ASSETS	100.0%	$53,716,464,116

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.375%-2.625%, 6/30/20-10/31/20. Total collateral value is $648,983,544.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index—Long Position	3,696	Sep 2016	$386,268,960	$3,806,901

PAGE 8 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2016
ASSETS:
Investments, at value
Unaffiliated issuers (cost $39,463,529,830)	$48,320,148,421
Affiliated issuers (cost $3,086,739,276)	5,513,843,847

53,833,992,268
Cash held at broker	15,523,347
Receivable for investments sold	290,217,349
Receivable from broker for variation margin	10,765,777
Receivable for Fund shares sold	66,296,094
Dividends and interest receivable	59,029,206
Prepaid expenses and other assets	3,481,447

54,279,305,488

LIABILITIES:
Payable for investments purchased	349,232,724
Payable for Fund shares redeemed	188,820,228
Management fees payable	22,288,411
Accrued expenses	2,500,009

562,841,372

NET ASSETS	$53,716,464,116

NET ASSETS CONSIST OF:
Paid in capital	$41,155,454,130
Undistributed net investment income	6,863,082
Undistributed net realized gain	1,266,616,841
Net unrealized appreciation	11,287,530,063

$53,716,464,116

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	337,419,690
Net asset value per share	$159.20

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2016
INVESTMENT INCOME:
Dividends (net of foreign taxes of $22,910,303)
Unaffiliated issuers	$538,720,352
Affiliated issuers	236,740,760
Interest	320,189

775,781,301

EXPENSES:
Management fees	131,265,288
Custody and fund accounting fees	333,447
Transfer agent fees	2,267,787
Professional services	122,315
Shareholder reports	761,365
Registration fees	135,372
Trustees’ fees	123,750
Miscellaneous	2,544,120

137,553,444

NET INVESTMENT INCOME	638,227,857

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	1,268,700,005
Investments in affiliated issuers	22,043,191
Futures contracts	(16,918,329)
Net change in unrealized appreciation/depreciation
Investments	(1,559,234,698)
Futures contracts	2,093,694

Net realized and unrealized loss	(283,316,137)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$354,911,720

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income	$638,227,857	$801,418,840
Net realized gain	1,273,824,867	2,982,618,142
Net change in unrealized appreciation/depreciation	(1,557,141,004)	(6,397,067,953)

	354,911,720	(2,613,030,971)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(638,868,028)	(813,298,971)
Net realized gain	(898,202,513)	(2,475,923,268)

Total distributions	(1,537,070,541)	(3,289,222,239)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,552,215,625	7,399,154,348
Reinvestment of distributions	1,444,199,951	3,094,798,205
Cost of shares redeemed	(4,942,917,146)	(10,006,695,861)

Net increase from Fund share transactions	53,498,430	487,256,692

Total decrease in net assets	(1,128,660,391)	(5,414,996,518)

NET ASSETS:
Beginning of period	54,845,124,507	60,260,121,025

End of period (including undistributed net investment income of $6,863,082 and $7,503,253, respectively)	$53,716,464,116	$54,845,124,507

SHARE INFORMATION:
Shares sold	22,817,734	41,883,366
Distributions reinvested	9,289,209	18,759,974
Shares redeemed	(31,637,311)	(56,738,159)

Net increase in shares outstanding	469,632	3,905,181

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 9

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are typically valued as of the normally scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made

PAGE 10 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2016, these S&P 500 futures contracts had notional values ranging from 1% to 3% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2016:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$53,144,566,526	$—
Short-term Investments
Money Market Fund	53,171,742	—
Repurchase Agreement	—	636,254,000

Total	$53,197,738,268	$636,254,000

Other Financial Instruments
Futures Contracts
Appreciation	$3,806,901	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2016. There were no Level 3 securities at June 30, 2016 and December 31, 2015, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, net short-term realized gain (loss), and futures contracts. At June 30, 2016, the cost of investments for federal income tax purposes was $42,555,803,864.

DODGE & COX STOCK FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Ordinary income	$638,868,028	$813,298,971
	($1.900 per share)	($2.460 per share)

Long-term capital gain	$898,202,513	$2,475,923,268
	($2.676 per share)	($7.577 per share)

At June 30, 2016, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$13,394,363,676
Unrealized depreciation	(2,116,175,272)

Net unrealized appreciation	11,278,188,404
Undistributed ordinary income	6,863,082
Undistributed long-term capital gain	1,275,958,500

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2016, the Fund’s commitment fee amounted to $123,560 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2016 purchases and sales of securities, other than short-term securities, aggregated $4,450,975,369 and $4,698,857,827, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2016, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 12 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2016. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
ADT Corp.	11,138,437	—	(11,138,437)	—	2,450,456		—
Capital One Financial Corp.	29,786,611	—	—	29,786,611	23,829,289		1,891,747,665
Hewlett Packard Enterprise Co.	90,984,995	5,017,500	(1,604,313)	94,398,182	10,560,274		1,724,654,785
NetApp, Inc.	21,532,731	900,000	—	22,432,731	7,913,783		551,620,855
Symantec Corp.	54,111,000	—	(11,470,300)	42,640,700	191,986,958		875,839,978
Synopsys, Inc.	9,193,469	—	(503,000)	8,690,469	—	(b)	469,980,564

					$236,740,760		$5,513,843,847

(a)	Net of foreign taxes, if any
(b)	Non-income producing

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2016 (a)		2015	2014	2013	2012	2011

Net asset value, beginning of period	$162.77		$180.94	$168.87	$121.90	$101.64	$107.76
Income from investment operations:
Net investment income	1.90		2.42	2.83	2.11	1.98	1.76
Net realized and unrealized gain (loss)	(0.89)		(10.55)	14.60	46.97	20.26	(6.13)

Total from investment operations	1.01		(8.13)	17.43	49.08	22.24	(4.37)

Distributions to shareholders from:
Net investment income	(1.90)		(2.46)	(2.80)	(2.11)	(1.98)	(1.75)
Net realized gain	(2.68)		(7.58)	(2.56)	—	—	—

Total distributions	(4.58)		(10.04)	(5.36)	(2.11)	(1.98)	(1.75)

Net asset value, end of period	$159.20		$162.77	$180.94	$168.87	$121.90	$101.64

Total return	0.69%		(4.47)%	10.43%	40.55%	22.01%	(4.08)%
Ratios/supplemental data:
Net assets, end of period (millions)	$53,716		$54,845	$60,260	$54,848	$39,841	$36,562
Ratio of expenses to average net assets	0.52	%(b)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.43	%(b)	1.36%	1.62%	1.45%	1.72%	1.62%
Portfolio turnover rate	8%		15%	17%	15%	11%	16%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 13

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 14 ▪ DODGE & COX STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director - Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX STOCK FUND ▪ PAGE 15

Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2016, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2016

Semi-Annual Report

June 30, 2016

Global Stock Fund

ESTABLISHED 2008

TICKER:  DODWX

6/16 GSF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

MARKET COMMENTARY

In the first half of 2016, global equity markets were volatile and investor sentiment fluctuated between fear and optimism. After steeply declining early in the first quarter due to concerns about China’s outlook, low oil prices, and slowing global growth prospects, equity markets rebounded sharply. In late June, however, the United Kingdom’s vote to leave the European Union (“Brexit”) triggered a “flight to safety” — global equity markets plummeted and the British pound plunged to a level not seen since the 1980s, while safe-haven bonds rallied. The exact consequences of the Brexit decision are not yet clear but widely viewed as negative. We expect the political and economic uncertainty to put further pressure on the already sluggish growth prospects of the United Kingdom and the European Union.

Over the past six months, the U.S. equity market (S&P 500 up 4%) was one of the best performing developed markets. Equity markets in the developing world also performed well after declines in 2015. The MSCI Emerging Markets Index was up 3% in local currency and up 6% in U.S. dollars; notably, the MSCI Brazil Index was up 19% in local currency and up 46% in U.S. dollars.

Energy (up 16%) was the strongest sector in the MSCI World as Brent crude prices temporarily climbed above $50 per barrel in May, the first time they had reached that level since November 2015. As a result of “risk-off” market sentiment, Utilities and Telecommunication Services also appreciated notably. With low to negative interest rates in major economies around the globe, investors were concerned about reduced future profitability in Financials, which was the worst performing sector (down 8%) of the market.

INVESTMENT STRATEGY

While many investors focus on current market volatility, it is important to recognize there is always uncertainty when investing. Our experience through similar and even more volatile periods in the past has taught us that it is important to maintain a long-term view, remain disciplined about valuation, and focus on company fundamentals. As part of our analysis, we ask ourselves whether a company’s valuation is low enough to compensate us for potential risks. We strive to understand whether the company has the financial wherewithal, management focus, and franchise strength to generate reasonable levels of earnings and cash flow over a three- to five-year investment horizon.

We build investment conviction based on our extensive company research and retest our thinking as valuations and fundamentals change. Through this process, we aim to maintain our objectivity in the face of volatility and short-term underperformance. This has generally served the Fund well. For example, we held and even added to many of the Fund’s emerging market investments that detracted from performance in 2015, and they have been significant contributors in the first half of 2016 (e.g., Itau Unibanco, Petrobras(a)).

Currently, there is a growing divide in the equity market. Investors see companies in the Utilities and Consumer Staples sectors as safe and stable. These companies are now priced at a significant valuation premium, making them less likely to be attractive investments from here. In contrast, the recent market rout has pushed down valuations in more “risky” cyclical and economically sensitive sectors (e.g., Financials), making such companies more attractive long-term investment opportunities.

Over the past six months, we increased the Fund’s Financials weighting from 23.6% to 26.0%(b). We added to some of the Fund’s existing financial services holdings (e.g., Barclays, Goldman Sachs) and initiated several new positions (e.g., Banco Santander, BNP Paribas). Despite economic challenges and historically low interest rates, many of these companies have improved earnings. Moreover, they have significantly higher levels of capital than during the global financial crisis, yet their valuations are as low as they were then. Most of these companies’ management teams are cutting costs and adjusting business models to generate attractive returns on equity. Barclays and Goldman Sachs are highlighted below.

Barclays

Barclays is a UK-domiciled bank with a premier retail and corporate franchise in the United Kingdom, a strong transatlantic corporate and investment bank, and a leading position in credit cards within Europe. Understandably, the bank has been at the center of Brexit concerns. Political and regulatory uncertainty could lead to slower economic growth, weaker property prices, and low interest rates, all of which would be negative for bank profits. The investment bank would face higher costs if it must relocate employees and operating entities to continental Europe.

In the face of these challenges, Barclays — which has a new management team that we regard highly — has taken significant steps to focus on its core businesses and strengthen its balance sheet. The company has sold or shut down several “non-core” units, including its retail operations in Portugal and Italy and wealth management in Asia. Barclays also intends to sell its 62.3% stake in Barclays Africa. The profitability of its UK retail bank has been masked by elevated legal settlements related to past conduct. These costs are declining, and in turn, earnings should improve. In the investment bank, Barclays has exited nine countries, shed assets, and cut expenses. The combination of business scope reduction, cost cuts, and lower asset levels has enabled the company to increase capital. Its core equity capital ratio, a measure of its financial resilience, has improved from 9.1% in December 2013 to 11.3% as of March 2016.

Barclays trades at 0.5 times tangible book value and nine times forward earnings. This very low valuation is close to levels reached during the financial and sovereign debt crises, despite what we believe is a stronger and better capitalized franchise. Hence, we added to the position, which comprised 1.9% of the Fund on June 30.

Goldman Sachs

Goldman Sachs (1.9% of the Fund) is a leading global investment bank, securities broker, and investment manager that provides

PAGE 2 ▪ DODGE & COX GLOBAL STOCK FUND

financial services to a diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. Since the financial crisis, Goldman Sachs has deleveraged its balance sheet, shed risky assets, and increased its liquidity. As European competitors (e.g., Credit Suisse, Royal Bank of Scotland, UBS) continue to cut costs and retreat from investment banking, Goldman has an opportunity to further increase its market share in many key businesses. While regulatory requirements have increased, this should reduce the probability of large trading losses. Finally, although market turns can be sudden and difficult to predict, Goldman Sachs has demonstrated an ability to remain profitable: over the past 16 quarters, its return on common equity has averaged an impressive 10%.

Continuing macroeconomic uncertainty has led to diminished primary debt and equity issuance and weaker secondary market trading conditions. Many of Goldman Sachs’ key clients, such as hedge funds and active asset managers, are experiencing net asset outflows. In this period of slower activity, the company has maintained its global network while downsizing naturally through attrition. The weak operating environment and concerns about Brexit have weighed on the stock, which was down 17% during the first half of 2016. However, after carefully analyzing the company’s risks and opportunities, we recently added to Goldman Sachs because it is an increasingly dominant player, has a highly profitable business, and trades at an attractive 0.9 times tangible book value.

Maintaining a Diversified Portfolio

In addition to Financials, we significantly increased the Fund’s holdings in JD.com, China’s largest direct sales online retailer and second-largest e-commerce platform, and Charter Communications, a U.S. cable telecommunications company that recently merged with Time Warner Cable. We also initiated several new holdings in the Fund, including AstraZeneca, a UK-domiciled global pharmaceutical company, and Union Pacific, which is highlighted below.

Union Pacific

While scores of railroads once operated in the United States, the industry is now concentrated: there are two major railroad lines east of the Mississippi and two in the West. We recently initiated a position in Union Pacific, which owns an irreplaceable railroad franchise covering 23 western states.

The North American railroad industry has many attractive characteristics: companies operate in regional duopolies and have high recurring revenue, substantial ability to control their costs, and extremely high barriers to entry. Union Pacific has the opportunity to increase its earnings as a result of growth in its domestic intermodal business, as well as a construction and housing recovery in the West. In addition, continued growth of the Mexican economy and increased trade with the United States should benefit its U.S.-Mexico business. With low leverage and a projected reduction in capital expenditures, management has the ability to increase share buybacks over our investment horizon.

In 2015, Union Pacific faced the perfect storm of challenges, including record low natural gas prices that suppressed coal volumes, a significant reduction in oil and gas drilling activity, a strong U.S. dollar that hurt exports, and a broad slowdown in global trade. These factors combined to cause the biggest decline in Union Pacific’s traffic volume since the 2009 recession, and its stock underperformed the S&P 500 by 34% last year. While these headwinds are substantial, we believe that most of them are largely cyclical rather than structural in nature. Therefore, we believe these short-term concerns have created a rare opportunity to initiate a position at an attractive valuation. Over the last decade, the company has generally traded at or above S&P 500 multiples but now trades at a discount. On June 30, Union Pacific represented 1.1% of the Fund.

IN CLOSING

The best investment opportunities often arise when uncertainty and trepidation are the greatest. Our experienced and stable team has weathered past periods of market turbulence by remaining steadfast in our investment approach and philosophy. Our approach to constructing a diversified portfolio — conducting in-depth fundamental research, employing a three- to five-year investment horizon, and focusing on valuation relative to fundamentals — continues to guide us through this period as well.

Global equity valuations are attractive: the MSCI World traded at 15.7 times forward estimated earnings, close to its long-term average, with a 2.7% dividend yield on June 30. We continue to see numerous investment opportunities in both developed and emerging markets, and we remain optimistic about the long-term outlook for the Fund. Patience and persistence are essential to long-term investment success. We encourage our shareholders to take a similar view of investing.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2016

(a)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2016.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the MSCI World by 1.1 percentage points year to date.

Key Detractors from Relative Results

▪

The Fund’s holdings in the Financials sector (down 13% compared to down 8% for the MSCI World sector), combined with a higher average weighting (26% versus 20%), had a negative impact. Credit Suisse (down 49%), Barclays (down 41%), AEGON (down 29%), Charles Schwab (down 23%), and Bank of America (down 21%) were notable detractors.

▪	Relative returns in the Energy sector (up 4% compared to up 16% for the MSCI World sector) also hurt results. Saipem (down 72%) was especially weak.
▪	The Fund’s average underweight position in the Consumer Staples sector (2% versus 11% for the MSCI World sector), one of the stronger sectors of the market (up 8%), hindered performance.
▪	Additional detractors included JD.com (down 34%), Bayerische Motoren Werke (down 29%), Honda Motor (down 22%), and Express Scripts (down 13%).

Key Contributors to Relative Results

▪

Strong returns from the Fund’s holdings in emerging markets (up 13%) significantly contributed to performance. Petrobras (up 71%), Itau Unibanco (up 46%), Naspers (up 12%), and Samsung Electronics (up 11%) were notable contributors.

▪	The Fund’s holdings in the Information Technology sector (up 4% compared to down 2% for the MSCI World sector) helped performance. Hewlett Packard Enterprise (up 21%) performed well.
▪	Within the Materials sector, Teck Resources (up 201% to date of sale) was a notable contributor.
▪	Additional contributors included Apache (up 27%), UnitedHealth Group (up 21%), and Time Warner Cable (up 13% to date of merger with Charter Communications).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Stock Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2016

	1 Year	3 Years	5 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	–10.45%	5.32%	6.14%	3.01%
MSCI World Index	–2.78	6.94	6.63	3.32

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2016	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$995.20	$3.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.71	3.19
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2016

GENERAL INFORMATION
Net Asset Value Per Share	$10.41
Total Net Assets (billions)	$5.8
Expense Ratio	0.63%
Portfolio Turnover Rate (1/1/16 to 6/30/16, unannualized)	14%
30-Day SEC Yield(a)	1.49%
Number of Companies	80
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Stock Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Median Market Capitalization (billions)	$32	$10
Weighted Average Market Capitalization (billions)	$83	$93
Price-to-Earnings Ratio(b)	12.9x	15.7x
Countries Represented	20	23
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey)	18.0%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Sanofi (France)	2.8
Naspers, Ltd. (South Africa)	2.8
Alphabet, Inc. (United States)	2.7
Samsung Electronics Co., Ltd. (South Korea)	2.7
Itau Unibanco Holding SA (Brazil)	2.6
Time Warner, Inc. (United States)	2.5
UnitedHealth Group, Inc. (United States)	2.4
Bank of America Corp. (United States)	2.4
Novartis AG (Switzerland)	2.3
Standard Chartered PLC (United Kingdom)	2.3

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(e)	Fund	MSCI World
United States	49.3	59.8
Europe (excluding United Kingdom)	20.4	16.2
Pacific (excluding Japan)	10.8	4.5
United Kingdom	7.1	7.2
Latin America	4.6	0.0
Africa/Middle East	3.7	0.3
Japan	1.6	8.5
Canada	0.0	3.5

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	26.0	18.9
Consumer Discretionary	19.3	12.5
Information Technology	16.7	14.0
Health Care	15.9	13.3
Energy	8.0	7.0
Industrials	4.7	10.9
Telecommunication Services	2.7	3.7
Materials	2.5	4.7
Consumer Staples	1.7	11.3
Utilities	0.0	3.7

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(e)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

COMMON STOCKS: 92.1%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 19.3%
AUTOMOBILES & COMPONENTS: 3.3%
Bayerische Motoren Werke AG (Germany)	620,200	$45,453,822
Honda Motor Co., Ltd. (Japan)	2,722,500	68,740,032
Mahindra & Mahindra, Ltd. (India)	2,543,374	53,997,736
Yamaha Motor Co., Ltd. (Japan)	1,448,400	21,933,599

		190,125,189
CONSUMER DURABLES & APPAREL: 0.6%
Coach, Inc. (United States)	911,500	37,134,510

MEDIA: 12.0%
Altice NV, Series A(a) (Netherlands)	3,459,444	52,022,581
Charter Communications, Inc., Class A(a) (United States)	448,997	102,658,674
Comcast Corp., Class A (United States)	1,265,400	82,491,426
DISH Network Corp., Class A(a) (United States)	786,300	41,202,120
Grupo Televisa SAB ADR (Mexico)	1,412,300	36,776,292
Liberty Global PLC LiLAC, Series C(a) (United Kingdom)	318,462	10,346,834
Liberty Global PLC, Series C(a) (United Kingdom)	2,046,000	58,617,900
Naspers, Ltd. (South Africa)	1,044,600	160,061,238
Television Broadcasts, Ltd. (Hong Kong)	2,509,500	8,618,089
Time Warner, Inc. (United States)	2,006,166	147,533,448

		700,328,602
RETAILING: 3.4%
JD.com, Inc. ADR(a) (Cayman Islands/China)	4,164,200	88,405,966
Target Corp. (United States)	615,600	42,981,192
The Priceline Group, Inc.(a) (United States)	53,200	66,415,412

		197,802,570

		1,125,390,871
CONSUMER STAPLES: 1.7%
FOOD & STAPLES RETAILING: 1.2%
Wal-Mart Stores, Inc. (United States)	978,400	71,442,768

FOOD, BEVERAGE & TOBACCO: 0.5%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	4,188,185	28,307,170

		99,749,938
ENERGY: 6.6%
Anadarko Petroleum Corp. (United States)	1,235,742	65,803,262
Apache Corp. (United States)	1,211,732	67,457,121
Baker Hughes, Inc. (United States)	1,494,087	67,428,146
National Oilwell Varco, Inc. (United States)	1,573,700	52,955,005
Saipem SPA(a) (Italy)	58,742,301	23,701,836
Schlumberger, Ltd. (Curacao/United States)	1,114,600	88,142,568
Weatherford International PLC(a) (Ireland)	4,159,375	23,084,531

		388,572,469
FINANCIALS: 23.4%
BANKS: 12.5%
Banco Santander SA (Spain)	6,582,369	25,627,859
Bank of America Corp. (United States)	10,439,200	138,528,184
Barclays PLC (United Kingdom)	58,263,800	110,923,859
BNP Paribas SA (France)	961,900	43,245,080
ICICI Bank, Ltd. (India)	29,912,115	106,837,326
Kasikornbank PCL- Foreign (Thailand)	12,934,700	63,603,045
Standard Chartered PLC (United Kingdom)	17,525,177	133,304,278
UniCredit SPA (Italy)	12,289,260	27,432,790
Wells Fargo & Co. (United States)	1,651,573	78,168,950

		727,671,371

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 7.9%
American Express Co. (United States)	998,500	$60,668,860
Bank of New York Mellon Corp. (United States)	1,497,200	58,166,220
Capital One Financial Corp. (United States)	1,206,900	76,650,219
Charles Schwab Corp. (United States)	3,732,200	94,461,982
Credit Suisse Group AG (Switzerland)	5,880,533	62,665,128
Goldman Sachs Group, Inc. (United States)	727,000	108,017,660

		460,630,069
INSURANCE: 1.5%
AEGON NV (Netherlands)	11,492,174	45,840,562
Aviva PLC (United Kingdom)	8,093,600	43,497,333

		89,337,895
REAL ESTATE: 1.5%
Hang Lung Group, Ltd. (Hong Kong)	18,974,100	57,161,454
Hang Lung Properties, Ltd. (Hong Kong)	14,826,000	30,177,713

		87,339,167

		1,364,978,502
HEALTH CARE: 15.9%
HEALTH CARE EQUIPMENT & SERVICES: 6.1%
Anthem, Inc. (United States)	265,888	34,921,730
Cigna Corp. (United States)	829,800	106,206,102
Express Scripts Holding Co.(a) (United States)	1,031,600	78,195,280
UnitedHealth Group, Inc. (United States)	987,900	139,491,480

		358,814,592
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 9.8%
AstraZeneca PLC (United Kingdom)	1,016,400	60,505,273
Bayer AG (Germany)	409,320	41,182,579
Merck & Co., Inc. (United States)	644,400	37,123,884
Novartis AG (Switzerland)	1,097,900	90,317,399
Novartis AG ADR (Switzerland)	571,000	47,113,210
Roche Holding AG (Switzerland)	499,800	131,962,482
Sanofi (France)	1,951,462	164,035,871

		572,240,698

		931,055,290
INDUSTRIALS: 4.7%
CAPITAL GOODS: 1.7%
Schneider Electric SA (France)	1,656,078	98,008,612

COMMERCIAL & PROFESSIONAL SERVICES: 0.9%
Tyco International PLC (Ireland)	1,279,100	54,489,660

TRANSPORTATION: 2.1%
FedEx Corp. (United States)	382,400	58,040,672
Union Pacific Corp. (United States)	720,100	62,828,725

		120,869,397

		273,367,669
INFORMATION TECHNOLOGY: 15.3%
SOFTWARE & SERVICES: 5.6%
Alphabet, Inc., Class C(a) (United States)	229,099	158,559,418
Baidu, Inc. ADR(a) (Cayman Islands/China)	417,900	69,016,185
Microsoft Corp. (United States)	1,438,200	73,592,694
VMware, Inc.(a) (United States)	485,700	27,791,754

		328,960,051
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.7%
Cisco Systems, Inc. (United States)	3,960,200	113,618,138
Corning, Inc. (United States)	1,419,700	29,075,456
EMC Corp. (United States)	2,888,100	78,469,677

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

COMMON STOCKS (continued)

	SHARES	VALUE
Hewlett Packard Enterprise Co. (United States)	6,642,900	$121,365,783
HP Inc. (United States)	6,760,100	84,839,255
NetApp, Inc. (United States)	755,780	18,584,630
Samsung Electronics Co., Ltd. (South Korea)	58,517	72,845,401
TE Connectivity, Ltd. (Switzerland)	810,115	46,265,667

		565,064,007

		894,024,058
MATERIALS: 2.5%
Celanese Corp., Series A (United States)	876,500	57,366,925
LafargeHolcim, Ltd. (Switzerland)	994,020	41,521,808
Linde AG (Germany)	347,710	48,395,449

		147,284,182
TELECOMMUNICATION SERVICES: 2.7%
Millicom International Cellular SA SDR (Luxembourg)	822,900	50,327,375
MTN Group, Ltd. (South Africa)	5,560,200	54,374,416
Sprint Corp.(a) (United States)	12,130,600	54,951,618

		159,653,409

TOTAL COMMON STOCKS (Cost $5,218,296,419)		$5,384,076,388

PREFERRED STOCKS: 5.4%
ENERGY: 1.4%
Petroleo Brasileiro SA ADR(a) (Brazil)	14,428,003	83,826,697

FINANCIALS: 2.6%
BANKS: 2.6%
Itau Unibanco Holding SA (Brazil)	15,836,863	149,381,113

INFORMATION TECHNOLOGY: 1.4%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.4%
Samsung Electronics Co., Ltd. (South Korea)	80,014	82,605,015

TOTAL PREFERRED STOCKS (Cost $316,943,253)		$315,812,825

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$5,761,127	$5,761,127
REPURCHASE AGREEMENT: 2.0%
Fixed Income Clearing Corporation(b) 0.20%, dated 6/30/16, due 7/1/16, maturity value $118,457,658	118,457,000	118,457,000

TOTAL SHORT-TERM INVESTMENTS (Cost $124,218,127)		$124,218,127

TOTAL INVESTMENTS (Cost $5,659,457,799)	99.6%	$5,824,107,340
OTHER ASSETS LESS LIABILITIES	0.4%	21,128,414

NET ASSETS	100.0%	$5,845,235,754

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.625%-1.75%, 10/31/20-11/30/20. Total collateral value is $120,830,856.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index—Long Position	855	Sep 2016	$89,356,050	$728,879

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell CHF:
Goldman Sachs	7/20/16	15,398,830	15,000,000	23,046
Goldman Sachs	7/27/16	31,405,884	30,000,000	640,243
UBS	7/27/16	31,378,456	30,000,000	612,814
Contracts to sell CNH:
UBS	8/31/16	8,703,601	56,973,600	173,692
UBS	8/31/16	8,261,704	54,088,800	163,699
UBS	8/31/16	8,257,217	54,088,900	159,196
UBS	8/31/16	8,257,832	54,088,800	159,826
UBS	8/31/16	8,260,354	54,088,800	162,349
Credit Suisse	9/21/16	5,500,183	36,059,200	106,171
Credit Suisse	9/21/16	6,605,251	43,271,000	132,443
UBS	9/21/16	8,255,311	54,088,800	164,294
UBS	9/21/16	8,254,052	54,088,800	163,034
UBS	9/21/16	5,500,141	36,059,200	106,129
UBS	9/21/16	8,259,724	54,088,800	168,706
Bank of America	9/28/16	8,246,124	54,088,800	157,417
UBS	9/28/16	11,333,775	74,331,200	217,919
UBS	9/28/16	11,519,638	75,641,400	207,849
UBS	9/28/16	6,602,731	43,271,000	131,772
Citibank	1/25/17	20,345,864	134,600,100	345,213
JPMorgan	1/25/17	10,720,689	70,998,300	170,829
JPMorgan	1/25/17	10,721,083	70,998,300	171,223
Citibank	2/15/17	10,716,725	70,998,300	181,063
JPMorgan	2/15/17	4,281,891	28,399,300	67,630
JPMorgan	2/15/17	10,724,009	70,998,300	188,348
JPMorgan	2/15/17	10,700,573	70,998,300	164,911
Citibank	3/1/17	18,197,829	120,697,100	303,262
Citibank	3/1/17	18,200,573	120,697,100	306,006
Citibank	3/15/17	7,742,944	51,391,000	130,532
Citibank	3/15/17	13,888,767	92,297,800	216,940
JPMorgan	3/15/17	7,744,907	51,391,100	132,481
JPMorgan	3/15/17	7,722,310	51,280,900	126,207
Citibank	3/29/17	7,197,617	47,720,200	135,276
Citibank	3/29/17	14,391,212	95,440,500	266,515
Citibank	3/29/17	11,049,940	73,415,800	184,784
Deutsche Bank	3/29/17	8,251,895	54,635,800	166,082
JPMorgan	3/29/17	14,375,734	95,440,500	251,038
JPMorgan	3/29/17	4,416,923	29,284,200	83,014
Contracts to sell EUR:
Credit Suisse	8/17/16	26,127,304	23,250,000	285,870
JPMorgan	8/17/16	14,335,526	12,750,000	164,418
Deutsche Bank	8/31/16	21,673,680	19,400,000	101,178
Barclays	9/7/16	21,670,165	19,000,000	537,315
HSBC	9/7/16	12,535,820	11,000,000	301,012

				$8,631,746

PAGE 8 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2016
ASSETS:
Investments, at value (cost $5,659,457,799)	$5,824,107,340
Unrealized appreciation on forward currency contracts	8,631,746
Cash	100
Cash denominated in foreign currency (cost $115)	115
Cash held at broker	3,591,007
Receivable for investments sold	11,772,411
Receivable from broker for variation margin	1,000,350
Receivable for Fund shares sold	1,753,667
Dividends and interest receivable	10,742,663
Prepaid expenses and other assets	16,880

5,861,616,279

LIABILITIES:
Payable for investments purchased	11,423,774
Payable for Fund shares redeemed	1,440,964
Management fees payable	2,888,132
Accrued expenses	627,655

16,380,525

NET ASSETS	$5,845,235,754

NET ASSETS CONSIST OF:
Paid in capital	$5,496,738,893
Undistributed net investment income	57,130,638
Undistributed net realized gain	117,375,551
Net unrealized appreciation	173,990,672

$5,845,235,754

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	561,472,570
Net asset value per share	$10.41

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2016
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,543,022)	$74,334,896
Interest	75,456

74,410,352

EXPENSES:
Management fees	16,642,069
Custody and fund accounting fees	276,614
Transfer agent fees	209,089
Professional services	116,637
Shareholder reports	48,244
Registration fees	69,197
Trustees’ fees	123,750
Miscellaneous	131,971

17,617,571

NET INVESTMENT INCOME	56,792,781

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	59,574,243
Futures contracts	10,128,652
Forward currency contracts	(4,657,318)
Foreign currency transactions	409,793
Net change in unrealized appreciation/depreciation
Investments	(148,212,423)
Futures contracts	728,879
Forward currency contracts	7,810,844
Foreign currency translation	706,744

Net realized and unrealized loss	(73,510,586)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,717,805)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income	$56,792,781	$86,138,246
Net realized gain	65,455,370	153,809,472
Net change in unrealized appreciation/depreciation	(138,965,956)	(764,683,319)

	(16,717,805)	(524,735,601)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(98,070,160)
Net realized gain	—	(119,687,722)

Total distributions	—	(217,757,882)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	474,080,717	1,649,174,317
Reinvestment of distributions	—	211,165,760
Cost of shares redeemed	(319,905,840)	(1,305,398,436)

Net increase from Fund share transactions	154,174,877	554,941,641

Total increase (decrease) in net assets	137,457,072	(187,551,842)

NET ASSETS:
Beginning of period	5,707,778,682	5,895,330,524

End of period (including undistributed net investment income of $57,130,638 and $337,857, respectively)	$5,845,235,754	$5,707,778,682

SHARE INFORMATION:
Shares sold	47,171,039	141,279,760
Distributions reinvested	—	20,441,990
Shares redeemed	(31,529,781)	(114,061,371)

Net increase in shares outstanding	15,641,258	47,660,379

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are typically valued as of the normally scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as

PAGE 10 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts are reported in “dividends and interest receivable” on the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended

June 30, 2016, these S&P 500 futures contracts had notional values ranging from 1% to 3% of net assets.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund has maintained forward currency contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi, euro, and Swiss franc. During the six months ended June 30, 2016, these forward currency contracts had U.S. dollar total values ranging from 3% to 9% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2016, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2016:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$714,563,773	$410,827,098
Consumer Staples	71,442,768	28,307,170
Energy	364,870,633	23,701,836
Financials	614,662,075	750,316,427
Health Care	443,051,686	488,003,604
Industrials	175,359,057	98,008,612
Information Technology	821,178,657	72,845,401
Materials	57,366,925	89,917,257
Telecommunication Services	54,951,618	104,701,791
Preferred Stocks
Energy	83,826,697	—
Financials	149,381,113	—
Information Technology	—	82,605,015
Short-term Investments
Money Market Fund	5,761,127	—
Repurchase Agreement	—	118,457,000

Total Securities	$3,556,416,129	$2,267,691,211

Other Financial Instruments
Futures Contracts
Appreciation	$728,879	$—
Forward Currency Contracts
Appreciation	—	8,631,746

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation or when significant observable inputs are used to fair value a specific security. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2016 and December 31, 2015, and there were no transfers to Level 3 during the period.

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

At June 30, 2016, no Derivative position subject to a master netting arrangement qualifies for netting. For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. Gross assets and liabilities related to Derivatives are presented as “unrealized appreciation on forward currency contracts” and “unrealized depreciation on forward currency contracts,” respectively, in the Consolidated Statement of Assets and Liabilities. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments. At June 30, 2016, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

PAGE 12 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), futures contracts, investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2016, the cost of investments for federal income tax purposes was $5,669,954,568.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Ordinary income	—	$112,306,144
		($0.213 per share)

Long-term capital gain	—	$105,451,738
		($0.200 per share)

At June 30, 2016, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$850,305,968
Unrealized depreciation	(696,153,196)

Net unrealized appreciation	154,152,772
Undistributed ordinary income	89,276,440
Undistributed long-term capital gain	107,860,050
Deferred loss(a)	(2,772,907)
(a)	Represents net short-term realized loss incurred between November 1, 2015 and December 31, 2015. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2016.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2016, the Fund’s commitment fee amounted to $12,762 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2016, purchases and sales of securities, other than short-term securities, aggregated $980,274,867 and $774,347,366, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2016, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 13

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2016 (a)		2015	2014	2013	2012	2011

Net asset value, beginning of period	$10.46		$11.83	$11.48	$8.99	$7.68	$8.90
Income from investment operations:
Net investment income	0.10		0.16	0.16	0.16	0.15	0.16
Net realized and unrealized gain (loss)	(0.15)		(1.11)	0.64	2.81	1.48	(1.18)

Total from investment operations	(0.05)		(0.95)	0.80	2.97	1.63	(1.02)

Distributions to shareholders from:
Net investment income	—		(0.19)	(0.15)	(0.16)	(0.15)	(0.15)
Net realized gain	—		(0.23)	(0.30)	(0.32)	(0.17)	(0.05)

Total distributions	—		(0.42)	(0.45)	(0.48)	(0.32)	(0.20)

Net asset value, end of period	$10.41		$10.46	$11.83	$11.48	$8.99	$7.68

Total return	(0.48)%		(8.05)%	6.95%	33.17%	21.11%	(11.39)%
Ratios/supplemental data:
Net assets, end of period (millions)	$5,845		$5,708	$5,895	$3,924	$2,695	$1,875
Ratio of expenses to average net assets	0.63	%(b)	0.63%	0.65%	0.65%	0.65%	0.66%
Ratio of net investment income to average net assets	2.05	%(b)	1.39%	1.42%	1.58%	1.93%	1.94%
Portfolio turnover rate	14%		20%	17%	24%	12%	19%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Consolidated Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 14 ▪ DODGE & COX GLOBAL STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director - Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 15

Global Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2016, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2016

Semi-Annual Report

June 30, 2016

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

(Closed to New Investors)

6/16 ISF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

MARKET COMMENTARY

Throughout the first six months of 2016, global equity markets were volatile and investor sentiment fluctuated between fear and optimism. After steeply declining early in the first quarter due to concerns about China’s outlook, low oil prices, and slowing global growth prospects, equity markets rebounded sharply. In late June, however, the United Kingdom’s vote to leave the European Union (“Brexit”) triggered a “flight to safety”—global equity markets plummeted and the British pound plunged to a level not seen since the 1980s, while safe-haven bonds rallied. The exact consequences of the Brexit decision are not yet clear but widely viewed as negative. We expect the political and economic uncertainty to put further pressure on the already sluggish growth prospects of the United Kingdom and the European Union.

Equity markets in the developing world performed well during the first half of 2016: the MSCI Emerging Markets Index was up 3% in local currency and up 6% in U.S. dollars. Many country stock market indices rebounded after significant declines in 2015. Notably, the MSCI Brazil Index was up 19% in local currency and up 46% in U.S. dollars over the past six months.

Energy (up 16%) was the strongest sector in the MSCI EAFE as Brent crude prices temporarily climbed above $50 per barrel in May, the first time they had reached that level since November 2015. As a result of “risk-off” market sentiment, Consumer Staples and Utilities also appreciated notably. With low to negative interest rates in major economies around the globe, investors were concerned about reduced future profitability in Financials, which was the worst performing sector (down 16%) of the market.

INVESTMENT STRATEGY

While many investors focus on current market volatility, it is important to recognize there is always uncertainty when investing. Our experience through similar and even more volatile periods in the past has taught us that it is important to maintain a long-term view, remain disciplined about valuation, and focus on company fundamentals. As part of our analysis, we ask ourselves whether a company’s valuation is low enough to compensate us for potential risks. We strive to understand whether the company has the financial wherewithal, management focus, and franchise strength to generate reasonable levels of earnings and cash flow over a three- to five-year investment horizon.

We build investment conviction based on our extensive company research and retest our thinking as valuations and fundamentals change. Through this process, we aim to maintain our objectivity in the face of volatility and short-term underperformance. This has generally served the Fund well. For example, we held and even added to many of the Fund’s emerging market investments that detracted from performance in 2015, and they have been significant contributors in the first half of 2016 (e.g., Itau Unibanco, MTN Group, Petrobras(a)).

Currently, there is a growing divide in the equity market. Investors see companies in the Utilities and Consumer Staples sectors as safe and stable. These companies are now priced at a significant valuation premium, making them less likely to be attractive investments from here. In contrast, the recent market rout has pushed down valuations in more “risky” cyclical and economically sensitive sectors (e.g., Financials), making such companies more attractive long-term investment opportunities.

Over the past six months, we added to several of the Fund’s financial services holdings in Europe and the United Kingdom (e.g., Banco Santander, Barclays, BNP Paribas, Lloyds, and Societe Generale). Despite economic challenges and historically low interest rates, many of these companies have improved earnings. Moreover, they have significantly higher levels of capital than during the global financial crisis, yet their valuations are as low as they were then. Most of these companies’ management teams are cutting costs and adjusting business models to generate attractive returns on equity. The post-Brexit sell-off lowered valuations to even more attractive levels. Barclays and BNP Paribas are highlighted below.

Barclays

Barclays is a UK-domiciled bank with a premier retail and corporate franchise in the United Kingdom, a strong transatlantic corporate and investment bank, and a leading position in credit cards within Europe. Understandably, the bank has been at the center of Brexit concerns. Political and regulatory uncertainty could lead to slower economic growth, weaker property prices, and low interest rates, all of which would be negative for bank profits. The investment bank would face higher costs if it must relocate employees and operating entities to continental Europe.

In the face of these challenges, Barclays—which has a new management team that we regard highly—has taken significant steps to focus on its core businesses and strengthen its balance sheet. The company has sold or shut down several “non-core” units, including its retail operations in Portugal and Italy and wealth management in Asia. Barclays also intends to sell its 62.3% stake in Barclays Africa. The profitability of its UK retail bank has been masked by elevated legal settlements related to past conduct. These costs are declining, and in turn, earnings should improve. In the investment bank, Barclays has exited nine countries, shed assets, and cut expenses. The combination of business scope reduction, cost cuts, and lower asset levels has enabled the company to increase capital. Its core equity capital ratio, a measure of its financial resilience, has improved from 9.1% in December 2013 to 11.3% as of March 2016.

Barclays trades at 0.5 times tangible book value and nine times forward earnings.(b) This very low valuation is close to levels reached during the financial and sovereign debt crises, despite what we believe is a stronger and better capitalized franchise. Hence, we added to the position, which comprised 2.4% of the Fund on June 30.

BNP Paribas

Domiciled in France, BNP Paribas (BNP) is one of the largest banks in the world, with €2 trillion in assets and operations in 75 countries. In retail banking, the company possesses leading

PAGE 2 ▪ DODGE & COX INTERNATIONAL STOCK FUND

positions in France and Belgium, is growing operations in Eastern Europe and North Africa, and operates the largest consumer finance business in Europe. In corporate and investment banking, BNP has large market shares in European debt capital markets, equity derivatives, and global trade finance. The share price, though, has been weak due to low interest rates (which fell further after Brexit) and concerns that already sluggish Eurozone growth could be hampered by further political turmoil. The bank is now trading at valuation levels last seen during the financial and sovereign debt crises. On June 30, BNP traded at 0.6 times tangible book value and seven times forward earnings.

Although external market conditions have been difficult, BNP has been remarkably resilient from a profitability perspective. When we compare the company’s net profit to other large European peers on an indexed basis since 2006, we find BNP’s to be the highest and much less volatile. This superior performance can be explained by the company’s stable retail banking and asset management businesses, which account for approximately 80% of its revenues and profits. From a balance sheet perspective, management is working to increase capital by retaining earnings and selling assets to optimize the portfolio (e.g., the initial public offering of First Hawaiian Bank). The bank has also improved its funding profile by increasing its mix of stable retail deposits and reducing its reliance on short-term wholesale funding. In the Corporate & Investment Banking segment, management is cutting costs and shifting to capital-light, fee-driven businesses to improve profitability. Considering these fundamental attributes in the context of the company’s low valuation, we believe the risk/reward outlook is attractive and recently increased the Fund’s position in BNP Paribas to 2.3%.

Maintaining a Diversified Portfolio

During the first half of 2016, we also made meaningful purchases in several other sectors. For example, we increased the Fund’s European media holdings in light of the broad market selloff, with additions to UK-domiciled Liberty Global and a new investment in Altice, a multinational pay-television and telecom operator domiciled in the Netherlands. We also notably increased the Fund’s positions in JD.com, China’s largest direct sales online retailer and second-largest e-commerce platform, and AstraZeneca, a UK-domiciled global pharmaceutical company. Each of these portfolio changes was a result of our bottom-up company analysis.

IN CLOSING

The best investment opportunities often arise when uncertainty and trepidation are the greatest. Our experienced and stable team has weathered past periods of market turbulence by remaining steadfast in our investment approach and philosophy. Our approach to constructing a diversified portfolio—conducting in-depth fundamental research, employing a three- to five-year investment horizon, and focusing on valuation relative to fundamentals—continues to guide us through this period as well.

International equity valuations are attractive: the MSCI EAFE traded at 13.9 times forward estimated earnings (compared to a 20-year average of 15.8 times) with a 3.5% dividend yield on

June 30. We continue to see numerous investment opportunities in both developed and emerging markets, and we remain optimistic about the long-term outlook for the Fund. Patience and persistence are essential to long-term investment success. We encourage our shareholders to take a similar view of investing.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2016

(a)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2016.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the MSCI EAFE by 0.5 percentage points year to date.

Key Detractors from Relative Results

▪

In European and UK Financials, the Fund’s holdings significantly detracted from results, including UniCredit (down 60%), Credit Suisse Group (down 49%), Barclays (down 41%), Lloyds Banking Group (down 31%), and AEGON (down 29%).

▪	The Fund’s average underweight position in the Consumer Staples sector (0.4% versus 13% for the MSCI EAFE sector) hurt results because this sector (up 6%) outperformed the market.
▪

The Fund’s average overweight position in the Automobiles industry (7% versus 4% for the MSCI EAFE industry), a weaker area of the market (down 22%), hurt performance. Yamaha Motor (down 33%), Bayerische Motoren Werke (down 29%), and Honda Motor (down 22%) performed poorly.

▪	Additional detractors included Saipem (down 72%) and JD.com (down 34%).

Key Contributors to Relative Results

▪

Strong returns from the Fund’s holdings in emerging markets (up 12%), especially in the Financials sector, significantly contributed to performance. Petrobras (up 71%), Itau Unibanco (up 46%), Samsung Electronics (up 15%), and Naspers (up 12%) performed well.

▪

The Fund’s average overweight position (15% versus 5%) and holdings in the Information Technology sector (up 2% compared to down 7% for the MSCI EAFE sector) augmented results. Hewlett Packard Enterprise (up 21%) and HP Inc. (up 8%) were notable contributors.

▪

The Fund’s holdings in the Industrials sector (up 11% compared to flat for the MSCI EAFE sector) aided performance. Tyco International (up 35%) and Mitsubishi Electric (up 12%) were particularly strong.

▪	Teck Resources (up 201% to date of sale) and Schlumberger (up 15%) were among the additional contributors.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2016

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	–18.86%	0.37%	1.02%	2.22%
MSCI EAFE Index	–10.17	2.07	1.68	1.58

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2016	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$950.90	$3.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.66	3.24
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2016

GENERAL INFORMATION
Net Asset Value Per Share	$34.69
Total Net Assets (billions)	$51.6
Expense Ratio	0.64%
Portfolio Turnover Rate (1/1/16 to 6/30/16, unannualized)	11%
30-Day SEC Yield(a)	2.12%
Number of Companies	70
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Median Market Capitalization (billions)	$22	$8
Weighted Average Market Capitalization (billions)	$58	$52
Price-to-Earnings Ratio(b)	12.1x	13.9x
Countries Represented	23	21
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	27.0%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Samsung Electronics Co., Ltd. (South Korea)	4.5
Naspers, Ltd. (South Africa)	4.4
Schlumberger, Ltd. (United States)	3.9
Sanofi (France)	3.7
Novartis AG (Switzerland)	3.3
Schneider Electric SA (France)	2.8
Roche Holding AG (Switzerland)	2.8
Itau Unibanco Holding SA (Brazil)	2.6
ICICI Bank, Ltd. (India)	2.6
Standard Chartered PLC (United Kingdom)	2.4

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(e)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	37.6	44.2
Pacific (excluding Japan)	14.4	12.1
United Kingdom	12.6	19.6
Japan	12.6	23.3
United States	7.3	0.0
Latin America	7.1	0.0
Africa/Middle East	6.4	0.8
Canada	0.5	0.0

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	25.2	22.3
Consumer Discretionary	18.8	12.1
Information Technology	15.3	5.4
Health Care	12.6	12.4
Industrials	9.3	13.3
Energy	7.8	5.2
Materials	5.1	6.9
Telecommunication Services	4.0	5.2
Consumer Staples	0.4	13.3
Utilities	0.0	3.9

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(e)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

COMMON STOCKS: 92.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 18.8%
AUTOMOBILES & COMPONENTS: 6.8%
Bayerische Motoren Werke AG (Germany)	10,089,100	$739,419,792
Honda Motor Co., Ltd. (Japan)	35,242,700	889,838,136
Honda Motor Co., Ltd. ADR (Japan)	5,749,300	145,629,769
Hyundai Motor Co. (South Korea)	1,895,812	224,569,320
Mahindra & Mahindra, Ltd. (India)	12,441,913	264,151,139
NGK Spark Plug Co., Ltd. (Japan)	7,698,800	115,839,927
Nissan Motor Co., Ltd. (Japan)	73,811,100	665,111,316
Yamaha Motor Co., Ltd.(b) (Japan)	31,550,100	477,773,578

		3,522,332,977
CONSUMER DURABLES & APPAREL: 1.3%
Panasonic Corp. (Japan)	76,711,434	663,749,681

MEDIA: 9.3%
Altice NV, Series A(a) (Netherlands)	22,857,574	343,728,648
Grupo Televisa SAB ADR (Mexico)	25,685,392	668,847,608
Liberty Global PLC LiLAC, Series A(a) (United Kingdom)	2,524,538	81,441,584
Liberty Global PLC LiLAC, Series C(a) (United Kingdom)	3,468,999	112,707,775
Liberty Global PLC, Series A(a) (United Kingdom)	15,970,087	464,090,728
Liberty Global PLC, Series C(a) (United Kingdom)	24,195,147	693,190,961
Naspers, Ltd. (South Africa)	14,994,595	2,297,581,317
Television Broadcasts, Ltd.(b) (Hong Kong)	40,022,900	137,446,065

		4,799,034,686
RETAILING: 1.4%
JD.com, Inc. ADR(a) (Cayman Islands/China)	33,678,636	714,997,442

		9,700,114,786
CONSUMER STAPLES: 0.4%
FOOD, BEVERAGE & TOBACCO: 0.4%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	31,564,641	213,339,587

ENERGY: 5.8%
Royal Dutch Shell PLC ADR (United Kingdom)	10,040,393	554,430,501
Saipem SPA(a)(b) (Italy)	569,806,272	229,910,214
Schlumberger, Ltd. (Curacao/United States)	25,433,524	2,011,283,078
Weatherford International PLC(a) (Ireland)	34,997,592	194,236,636

		2,989,860,429
FINANCIALS: 22.6%
BANKS: 16.6%
Banco Santander SA (Spain)	173,592,471	675,866,600
Barclays PLC (United Kingdom)	641,340,498	1,220,997,648
BNP Paribas SA (France)	25,942,658	1,166,329,482
ICICI Bank, Ltd.(b) (India)	371,911,985	1,328,360,828
Kasikornbank PCL- Foreign(b) (Thailand)	135,405,727	665,822,674
Lloyds Banking Group PLC (United Kingdom)	951,254,300	699,486,106
Mitsubishi UFJ Financial Group, Inc. (Japan)	91,382,100	407,320,203
Societe Generale SA (France)	23,264,842	735,233,955
Standard Chartered PLC (United Kingdom)	161,949,813	1,231,862,191
UniCredit SPA (Italy)	195,982,531	437,483,440

		8,568,763,127
DIVERSIFIED FINANCIALS: 2.8%
Credit Suisse Group AG (Switzerland)	75,364,631	803,113,292
Haci Omer Sabanci Holding AS (Turkey)	52,073,254	172,287,307
UBS Group AG (Switzerland)	36,977,627	478,438,842

		1,453,839,441

	SHARES	VALUE
INSURANCE: 1.9%
AEGON NV (Netherlands)	134,682,355	$537,227,758
Aviva PLC (United Kingdom)	81,967,799	440,518,514

		977,746,272
REAL ESTATE: 1.3%
Hang Lung Group, Ltd.(b) (Hong Kong)	121,585,500	366,288,994
Hang Lung Properties, Ltd. (Hong Kong)	161,910,800	329,562,764

		695,851,758

		11,696,200,598
HEALTH CARE: 12.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.6%
AstraZeneca PLC (United Kingdom)	9,819,200	584,527,130
Bayer AG (Germany)	8,119,950	816,965,890
Novartis AG (Switzerland)	7,846,870	645,513,154
Novartis AG ADR (Switzerland)	13,228,500	1,091,483,535
Roche Holding AG (Switzerland)	5,474,100	1,445,329,774
Sanofi (France)	22,639,722	1,903,048,344

		6,486,867,827
INDUSTRIALS: 9.3%
CAPITAL GOODS: 7.7%
Koninklijke Philips NV (Netherlands)	19,262,396	480,624,467
Mitsubishi Electric Corp. (Japan)	102,403,000	1,214,210,331
Nidec Corp. (Japan)	5,262,700	397,228,882
Schneider Electric SA (France)	24,768,146	1,465,807,529
Smiths Group PLC(b) (United Kingdom)	28,316,200	436,146,960

		3,994,018,169
COMMERCIAL & PROFESSIONAL SERVICES: 1.3%
Tyco International PLC (Ireland)	15,959,948	679,893,785

TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,256,304	137,100,832

		4,811,012,786
INFORMATION TECHNOLOGY: 14.1%
SOFTWARE & SERVICES: 2.8%
Baidu, Inc. ADR(a) (Cayman Islands/China)	4,920,687	812,651,458
Nintendo Co., Ltd. (Japan)	4,287,100	611,705,405

		1,424,356,863
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.3%
Brother Industries, Ltd.(b) (Japan)	18,402,700	196,359,652
Hewlett Packard Enterprise Co. (United States)	60,068,904	1,097,458,876
HP Inc. (United States)	51,808,904	650,201,745
Kyocera Corp.(b) (Japan)	14,877,400	705,374,646
Samsung Electronics Co., Ltd. (South Korea)	1,375,092	1,711,795,337
TE Connectivity, Ltd. (Switzerland)	10,894,462	622,182,725
Telefonaktiebolaget LM Ericsson (Sweden)	111,546,300	852,618,271

		5,835,991,252

		7,260,348,115
MATERIALS: 5.1%
Agrium, Inc. (Canada)	2,661,883	240,687,461
Akzo Nobel NV (Netherlands)	7,258,511	456,655,476
Cemex SAB de CV ADR (Mexico)	45,824,990	282,740,188
LafargeHolcim, Ltd. (Switzerland)	21,973,649	917,874,513
Lanxess AG (Germany)	1,591,397	69,541,679
Linde AG (Germany)	4,917,105	684,379,242

		2,651,878,559
TELECOMMUNICATION SERVICES: 4.0%
America Movil SAB de CV, Series L (Mexico)	571,175,700	351,155,329
Bharti Airtel, Ltd. (India)	51,241,504	277,713,762

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

COMMON STOCKS (continued)

	SHARES	VALUE
Millicom International Cellular SA SDR(b) (Luxembourg)	9,172,136	$560,954,588
MTN Group, Ltd. (South Africa)	88,829,080	868,679,067

		2,058,502,746
TOTAL COMMON STOCKS (Cost $57,391,665,017)		$47,868,125,433

PREFERRED STOCKS: 5.8%
ENERGY: 2.0%
Petroleo Brasileiro SA ADR(a) (Brazil)	175,097,800	1,017,318,218

FINANCIALS: 2.6%
BANKS: 2.6%
Itau Unibanco Holding SA (Brazil)	144,484,665	1,362,850,715

INFORMATION TECHNOLOGY: 1.2%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.2%
Samsung Electronics Co., Ltd. (South Korea)	586,116	605,095,622

TOTAL PREFERRED STOCKS (Cost $3,778,758,337)		$2,985,264,555

SHORT-TERM INVESTMENTS: 0.9%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$50,994,695	$50,994,695

REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(c) 0.20%, dated 6/30/16, due 7/1/16, maturity value $395,694,198	395,692,000	395,692,000

TOTAL SHORT-TERM INVESTMENTS (Cost $446,686,695)		$446,686,695

TOTAL INVESTMENTS (Cost $61,617,110,049)	99.4%	$51,300,076,683
OTHER ASSETS LESS LIABILITIES	0.6%	304,422,183

NET ASSETS	100.0%	$51,604,498,866

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.375%-2.625%, 8/15/20-10/31/20. Total collateral value is $403,607,819.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation / (Depreciation)
Contracts to sell CHF:
Goldman Sachs	7/20/16	307,976,594	300,000,000	$460,910
Goldman Sachs	7/27/16	465,853,952	445,000,000	9,496,937
UBS	7/27/16	486,366,061	465,000,000	9,498,619
	9/7/16	144,419,228	140,000,000	530,206
Contracts to sell CNH:
UBS	8/31/16	108,680,656	711,421,400	2,168,873
UBS	8/31/16	103,162,872	675,400,100	2,044,085
UBS	8/31/16	103,106,618	675,399,900	1,987,861
UBS	8/31/16	103,114,534	675,400,200	1,995,732
UBS	8/31/16	103,146,029	675,400,200	2,027,227
Credit Suisse	9/21/16	82,379,392	539,667,400	1,651,802
Credit Suisse	9/21/16	68,680,110	450,266,800	1,325,747
UBS	9/21/16	68,679,571	450,266,700	1,325,223
UBS	9/21/16	103,083,059	675,400,200	2,051,515
UBS	9/21/16	103,138,154	675,400,200	2,106,610
UBS	9/21/16	103,067,328	675,400,200	2,035,784
Bank of America	9/28/16	99,673,456	653,788,100	1,902,750
UBS	9/28/16	147,845,990	969,766,200	2,822,356
UBS	9/28/16	132,639,066	869,897,400	2,550,307
UBS	9/28/16	102,575,682	673,542,700	1,850,776
UBS	9/28/16	82,447,562	540,320,100	1,645,422
Citibank	1/25/17	190,832,729	1,262,473,000	3,237,905
JPMorgan	1/25/17	136,445,100	903,614,500	2,174,187
JPMorgan	1/25/17	140,116,967	927,897,500	2,237,766
Citibank	2/15/17	136,394,641	903,614,500	2,304,440
JPMorgan	2/15/17	54,496,820	361,445,800	860,740
JPMorgan	2/15/17	136,487,350	903,614,500	2,397,148
JPMorgan	2/15/17	136,189,058	903,614,400	2,098,871
Citibank	3/1/17	231,608,684	1,536,144,600	3,859,697
Citibank	3/1/17	231,643,610	1,536,144,600	3,894,623
Citibank	3/15/17	95,010,622	630,598,800	1,601,703
Citibank	3/15/17	176,766,052	1,174,698,800	2,761,050
JPMorgan	3/15/17	95,034,504	630,598,600	1,625,614
JPMorgan	3/15/17	94,757,370	629,247,400	1,548,629
Citibank	3/29/17	176,588,755	1,171,111,900	3,270,302
Citibank	3/29/17	88,319,155	585,556,000	1,659,922
Citibank	3/29/17	135,589,299	900,855,300	2,267,413
Deutsche Bank	3/29/17	105,024,045	695,364,200	2,113,770
JPMorgan	3/29/17	88,319,140	585,555,900	1,659,921
JPMorgan	3/29/17	176,398,840	1,171,111,900	3,080,387
Contracts to sell EUR:
Barclays	8/17/16	292,416,020	260,000,000	3,436,546
Credit Suisse	8/17/16	112,375,500	100,000,000	1,229,549
JPMorgan	8/17/16	505,959,750	450,000,000	5,802,969
Deutsche Bank	8/31/16	558,600,000	500,000,000	2,607,690
Barclays	9/7/16	684,321,000	600,000,000	16,967,830
HSBC	9/7/16	341,886,000	300,000,000	8,209,415

				$134,386,829

PAGE 8 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2016
ASSETS:
Investments, at value
Unaffiliated issuers (cost $58,121,006,162)	$46,687,673,543
Affiliated issuers (cost $3,496,103,887)	4,612,403,140

51,300,076,683
Unrealized appreciation on forward currency contracts	134,386,829
Cash	100
Cash denominated in foreign currency (cost $15,221,181)	15,172,394
Receivable for investments sold	470,717,911
Receivable for Fund shares sold	35,966,965
Dividends and interest receivable	142,765,702
Prepaid expenses and other assets	119,199

52,099,205,783

LIABILITIES:
Payable for investments purchased	358,406,576
Payable for Fund shares redeemed	106,340,118
Management fees payable	26,042,994
Accrued expenses	3,917,229

494,706,917

NET ASSETS	$51,604,498,866

NET ASSETS CONSIST OF:
Paid in capital	$61,797,537,548
Undistributed net investment income	875,528,272
Accumulated net realized loss	(885,000,828)
Net unrealized depreciation	(10,183,566,126)

$51,604,498,866

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,487,554,067
Net asset value per share	$34.69

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2016
INVESTMENT INCOME:
Dividends (net of foreign taxes of $84,658,970)
Unaffiliated issuers	$941,282,902
Affiliated issuers	107,611,527
Interest	128,886

1,049,023,315

EXPENSES:
Management fees	156,802,648
Custody and fund accounting fees	3,673,036
Transfer agent fees	4,744,092
Professional services	163,306
Shareholder reports	1,018,072
Registration fees	90,680
Trustees’ fees	123,750
Miscellaneous	1,862,371

168,477,955

NET INVESTMENT INCOME	880,545,360

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	1,343,806,401
Investments in affiliated issuers	(292,125,327)
Forward currency contracts	(123,123,218)
Foreign currency transactions	(41,553)
Net change in unrealized appreciation/depreciation
Investments	(4,748,921,345)
Forward currency contracts	138,914,265
Foreign currency translation	2,437,024

Net realized and unrealized loss	(3,679,053,753)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,798,508,393)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income	$880,545,360	$1,230,290,110
Net realized gain	928,516,303	1,569,060,418
Net change in unrealized appreciation/depreciation	(4,607,570,056)	(10,451,943,877)

	(2,798,508,393)	(7,652,593,349)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,304,169,120)
Net realized gain	—	—

Total distributions	—	(1,304,169,120)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,222,115,649	12,406,796,087
Reinvestment of distributions	—	1,091,460,147
Cost of shares redeemed	(6,847,712,253)	(11,552,646,146)

Net increase (decrease) from Fund share transactions	(2,625,596,604)	1,945,610,088

Total decrease in net assets	(5,424,104,997)	(7,011,152,381)

NET ASSETS:
Beginning of period	57,028,603,863	64,039,756,244

End of period (including undistributed net investment income of $875,528,272 and distributions in excess of net investment income of $(5,017,088), respectively)	$51,604,498,866	$57,028,603,863

SHARE INFORMATION:
Shares sold	125,073,422	295,300,198
Distributions reinvested	—	30,234,353
Shares redeemed	(200,756,409)	(283,036,306)

Net increase (decrease) in shares outstanding	(75,682,987)	42,498,245

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On January 16th, 2015, the Fund closed to new investors. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are typically valued as of the normally scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as

PAGE 10 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts are reported in “dividends and interest receivable” on the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund has maintained forward currency contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi, euro, and Swiss franc. During the six months ended June 30, 2016, these forward currency contracts had U.S. dollar total values ranging from 7% to 15% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2016, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2016:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$2,880,905,867	$6,819,208,919
Consumer Staples	—	213,339,587
Energy	2,759,950,215	229,910,214
Financials	—	11,696,200,598
Health Care	1,091,483,535	5,395,384,292
Industrials	679,893,785	4,131,119,001
Information Technology	3,182,494,804	4,077,853,311
Materials	523,427,649	2,128,450,910
Telecommunication Services	351,155,329	1,707,347,417
Preferred Stocks
Energy	1,017,318,218	—
Financials	1,362,850,715	—
Information Technology	—	605,095,622
Short-term Investments
Money Market Fund	50,994,695	—
Repurchase Agreement	—	395,692,000

Total Securities	$13,900,474,812	$37,399,601,871

Other Financial Instruments
Forward Currency Contracts
Appreciation	$—	$134,386,829

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation or when significant observable inputs are used to fair value a specific security. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2016 and December 31, 2015, and there were no transfers to Level 3 during the period.

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

At June 30, 2016, no Derivative position subject to a master netting arrangement qualifies for netting. For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. Gross assets and liabilities related to Derivatives are presented as “unrealized appreciation on forward currency contracts” and “unrealized depreciation on forward currency contracts,” respectively, in the Consolidated Statement of Assets and Liabilities. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments. At June 30, 2016, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2016, the cost of investments for federal income tax purposes was $61,652,788,032.

Distributions during the periods noted below were characterized as follows for federal income tax purposes.

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Ordinary income	—	$1,304,169,120
		($0.840 per share)

Long-term capital gain	—	—

PAGE 12 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

At June 30, 2016, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,462,411,604
Unrealized depreciation	(14,815,122,953)

Net unrealized depreciation	(10,352,711,349)
Undistributed ordinary income	894,561,397
Accumulated capital gain(a)	1,067,472,121
Capital loss carryforward(b)	(1,783,220,989)
Deferred loss(c)	(18,220,273)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2016 to June 30, 2016.
(b)

Represents accumulated capital loss as of December 31, 2015, which may be carried forward to offset future capital gains. During 2015, the Fund utilized $1,416,343,422 of the capital loss carryforward. If not utilized the remaining capital loss carryforward will expire as follows:

Expiring in 2017	$663,100,760
Expiring in 2018	1,120,120,229

$1,783,220,989

(c)	Represents net realized specified loss incurred between November 1, 2015 and December 31, 2015. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2016.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2016, the Fund’s commitment fee amounted to $121,879 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2016, purchases and sales of securities, other than short-term securities, aggregated $5,557,799,277 and $7,613,549,601 respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2016, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2016. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	32,425,176	—	(860,535)	31,564,641	2,220,759		213,339,587
BR Malls Participacoes SA (Brazil)	54,870,300	—	(54,870,300)	—	—	(b)	—
Brother Industries, Ltd. (Japan)	12,212,000	6,190,700	—	18,402,700	2,045,734		196,359,652
Hang Lung Group, Ltd. (Hong Kong)	110,524,300	11,061,200	—	121,585,500	9,333,376		366,288,994
ICICI Bank, Ltd. (India)	260,427,185	111,484,800	—	371,911,985	27,641,173		1,328,360,828
Kasikornbank PCL- Foreign (Thailand)	139,883,027	—	(4,477,300)	135,405,727	12,219,246		665,822,674
Kyocera Corp. (Japan)	19,122,400	—	(4,245,000)	14,877,400	7,088,544		—	(c)
Millicom International Cellular SA SDR (Luxembourg)	10,088,392	72,806	(989,062)	9,172,136	20,805,537		560,954,588
Saipem SPA (Italy)	46,865,200	561,251,064	(38,309,992)	569,806,272	—	(b)	229,910,214
Smiths Group PLC (United Kingdom)	33,926,200	—	(5,610,000)	28,316,200	6,283,519		436,146,960
Television Broadcasts, Ltd. (Hong Kong)	40,022,900	—	—	40,022,900	10,307,012		137,446,065
Yamaha Motor Co., Ltd. (Japan)	31,550,100	—	—	31,550,100	9,666,627		477,773,578

					$107,611,527		$4,612,403,140

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 13

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2016(a)		2015	2014	2013	2012	2011

Net asset value, beginning of period	$36.48		$42.11	$43.04	$34.64	$29.24	$35.71
Income from investment operations:
Net investment income	0.59		0.79	0.98	0.70	0.76	0.78
Net realized and unrealized gain (loss)	(2.38)		(5.58)	(0.94)	8.40	5.39	(6.49)

Total from investment operations	(1.79)		(4.79)	0.04	9.10	6.15	(5.71)

Distributions to shareholders from:
Net investment income	—		(0.84)	(0.97)	(0.70)	(0.75)	(0.76)
Net realized gain	—		—	—	—	—	—

Total distributions	—		(0.84)	(0.97)	(0.70)	(0.75)	(0.76)

Net asset value, end of period	$34.69		$36.48	$42.11	$43.04	$34.64	$29.24

Total return	(4.91)%		(11.35)%	0.07%	26.31%	21.03%	(15.97)%
Ratios/supplemental data:
Net assets, end of period (millions)	$51,604		$57,029	$64,040	$53,616	$40,556	$35,924
Ratio of expenses to average net assets	0.64	%(b)	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	3.37	%(b)	1.86%	2.39%	1.85%	2.31%	2.23%
Portfolio turnover rate	11%		18%	12%	13%	10%	16%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Consolidated Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 14 ▪ DODGE & COX INTERNATIONAL STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 15

International Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2016, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2016

Semi-Annual Report

June 30, 2016

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

6/16 BF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

MARKET COMMENTARY

During the first half of 2016, global equity markets were volatile and the U.S. equity market emerged as one of the best performing developed markets. In January and February, concerns about China’s economic outlook, low oil prices, and the trajectory of the global economy led to a steep decline in equity prices. The U.S. market rebounded sharply and was approaching an all-time high until the United Kingdom voted on June 23 to leave the European Union (“Brexit”), triggering a “flight to safety.” Following the vote, global equity markets declined sharply, U.S. government bonds rallied, and the U.S. dollar strengthened significantly against several major currencies, especially the British pound. The S&P 500 subsequently recovered to end the first half of the year up 4%.

U.S. bond markets performed well in the first half of 2016 as interest rates declined by 45-80 basis points(a) and credit yield premiums(b) narrowed. Investment-grade corporate bonds substantially outperformed comparable-duration(c) Treasuries for the first half of the year (7.7%(d) return, representing outperformance of 1.2 percentage points) as improved risk appetite and higher yields boosted demand for the sector. Robust corporate issuance (largely acquisition-related, a continuing theme) was readily absorbed by investors. Agency-guaranteed(e) MBS returned 3.1% and slightly underperformed comparable-duration Treasuries.

INVESTMENT STRATEGY

We set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. We increased the allocation to equities by 1.8 percentage points during the first half of the year (including a 1.2% increase in the allocation to preferred stocks) due to reasonable equity valuations and concerns about the total return prospects for fixed income.

Equity Strategy

As part of our investment process, our portfolio managers and global industry analysts often step back and ask, “If we were starting from scratch, would we still own the same securities?” Using this framework, we revisited and retested our thinking on many of the equity portfolio’s holdings and concluded that recent market conditions have created long-term investment opportunities in many economically sensitive companies, such as Financials.

As a result of this process, we reaffirmed our conviction and recently added to selected holdings, including American Express, Bank of America, Goldman Sachs, and MetLife.(f) With potentially weaker global growth prospects and low interest rates, the financial services holdings in the equity portfolio trade at inexpensive valuations. However, banks are expanding lending across various categories and credit quality has increased over the last five years. Additionally, many of these companies now have capital ratios that are meaningfully higher than they were prior to the global financial crisis. We believe reasonable earnings growth is possible with no change in the interest rate environment. However, interest rates are at historically low levels, and if they were to rise (or simply stop falling), profitability within the Financials sector would increase. Two of the equity portfolio’s holdings, Bank of America and Goldman Sachs, are highlighted below.

Bank of America

The largest bank in the United States by deposits, Bank of America has leading positions in the lines of business that comprise the majority of its revenues, including consumer banking and wealth management. Since the financial crisis, Bank of America has gained market share in its core businesses and navigated ever tougher regulatory requirements, while increasing capital and liquidity. As a part of its restructuring plan, management has simplified the business, reduced expenses, and implemented a more customer-focused strategy. Longer term, improved fundamentals and potential cyclical tailwinds (e.g., additional loan growth, higher rates, increased capital markets activity) could produce a significantly higher return on assets, as well as multiple expansion, dividend increases, and/or share repurchases. We added to the equity portfolio’s common stock position in Bank of America, which comprised 3.0%(g) of the equity portfolio on June 30.

Goldman Sachs

Goldman Sachs (a 2.4% position in the equity portfolio) is a leading global investment bank, securities broker, and investment manager that provides financial services to a diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. Since the financial crisis, Goldman Sachs has deleveraged its balance sheet, shed risky assets, and increased its liquidity. As European competitors (e.g., Credit Suisse, Royal Bank of Scotland, UBS) continue to cut costs and retreat from investment banking, Goldman has an opportunity to further increase its market share in many key businesses. While regulatory requirements have increased, this should reduce the probability of large trading losses. Finally, although market turns can be sudden and difficult to predict, Goldman Sachs has demonstrated an ability to remain profitable: over the past 16 quarters, its return on common equity has averaged an impressive 10%.

Continuing macroeconomic uncertainty has led to diminished primary debt and equity issuance and weaker secondary market trading conditions. Many of Goldman Sachs’ key clients, such as hedge funds and active asset managers, are experiencing net asset outflows. In this period of slower activity, the company has maintained its global network while downsizing naturally through attrition. The weak operating environment and concerns about Brexit have weighed on the stock, which was down 17% during the first half of 2016. However, after carefully analyzing the company’s risks and opportunities, we recently added to Goldman Sachs because it is an increasingly dominant player, has a highly profitable business, and trades at an attractive 0.9 times tangible book value.

PAGE 2 ▪ DODGE & COX BALANCED FUND

Maintaining a Diversified Portfolio

In addition to Financials, we significantly increased the equity portfolio’s holdings in AstraZeneca, a UK-domiciled global pharmaceutical company, and Charter Communications, a U.S. cable telecommunications company that recently merged with Time Warner Cable. We also initiated several new holdings in the equity portfolio, including Anadarko Petroleum (a U.S.-based independent oil and gas exploration and production company with international operations) and Union Pacific (a U.S. railroad covering 23 western states).

Fixed Income Strategy

Bond investors are currently facing numerous uncertainties. How is slower economic growth globally likely to impact the United States, both in economic and Fed policy terms? Could the United States join other global developed nations in seeing government bond yields go negative? What does the Brexit vote mean for the UK and European economies and their governments? These (and other) developments have created heightened market volatility in recent times. It is natural to seek an understanding of how the fixed income portfolio is positioned for these uncertainties. The short answer is that, while we certainly incorporate these risks in our discussion and analysis, we seek to construct a portfolio that, in our view, is likely to perform well across a variety of market environments and over an extended investment horizon. We have historically used periods of uncertainty as opportunities, leaning into more volatile market environments if our research leads us to conclude that an investment’s valuation more than fully compensates for the related risks. We also pare back holdings in times of greater market confidence as valuations become fuller.

The fixed income investment strategy remained consistent over the first half of 2016. As of June 30, we held 55% in “credit”(h) investments. These were predominantly corporate bonds, plus 7% in government-related securities and 2% in Rio Oil, an asset-backed security that we group as a credit investment. We also held 34% in Agency MBS and 9% in Treasury securities, which together provide an important liquidity layer.

We adjusted the portfolio’s credit holdings during the first half, selectively adding early in the year when yield premiums widened to levels last seen in June 2012 and later trimming certain holdings in the wake of the corporate rally in the second quarter. Two notable additions to the portfolio were Dell-EMC, one of the largest information technology companies in the world, that came to market in May with $20 billion in secured notes, and Anheuser-Busch InBev, the world’s largest brewer, which issued $46 billion of A-rated notes in January. Both of these companies have powerful scale in their respective industries and came to market with attractively priced investment grade issues.

We continue to position the portfolio with less interest rate exposure than the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg). The portfolio’s effective duration, at 4.0 years, is roughly 73% of the Barclays U.S. Agg’s duration and has remained fairly constant (between 4.0 years and 4.1 years) for the past twelve months. We continue to be concerned about the absolute level of interest rates (the 10-year U.S. Treasury hit 1.44% in late June, its lowest level in four years) given scant income compensation available to offset even a small rise in interest rates from today’s very low starting yields.

IN CLOSING

While many investors focus on current market volatility, it is important to recognize there is always uncertainty when investing. Our experience through similar and even more volatile periods in the past reminds us that the best investment opportunities often arise in periods of uncertainty and trepidation. We seek to capitalize on these opportunities through our bottom-up research process and multi-year time horizon which provide us with the fortitude to stay with our convictions, even in periods of volatility or portfolio underperformance.

We remain optimistic about the long-term outlook for the equity portfolio. The Fund’s common stock holdings collectively traded at 13 times forward earnings on June 30, a substantial discount to the S&P 500’s 18 times forward earnings. In fixed income, bond market yields remain very low relative to longer-term history. Given these low starting yields and the potential for interest rates to rise, we encourage shareholders to temper near-term total return expectations. Nevertheless, the fixed income portfolio continues to provide an important source of diversification, liquidity, income, and downside protection for the Fund.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2016

(a)	One basis point = 1/100th of 1%.
(b)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums results in a higher valuation. Widening yield premiums results in a lower valuation.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	Sector returns as calculated and reported by Barclays.
(e)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(f)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(g)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2016.
(h)	Credit securities refers to corporate bonds and government-related securities, as classified by Barclays.

DODGE & COX BALANCED FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 2.2 percentage points year to date. The Fund’s higher allocation to equities had a negative impact on relative results.

Equity Portfolio

▪	Returns from holdings in the Financials sector (down 14% compared to down 3% for the S&P 500 sector), combined with a higher average weighting (26% versus 16%), significantly detracted from results.
▪	The portfolio’s underweight position in the Utilities sector (no holdings versus 3% in the S&P 500 sector) hurt results because this sector (up 24%) outperformed the market.
▪	The portfolio’s holdings in the Consumer Discretionary sector (up 9% compared to up 1% for the S&P 500 sector) contributed to results.
▪	Returns from holdings in the Information Technology sector (up 5% compared to flat for the S&P 500 sector) helped results. Symantec (up 23%) and Hewlett Packard Enterprise (up 21%) performed well.

Fixed Income Portfolio

▪	The portfolio’s shorter relative duration (approximately 70% of the Barclays U.S. Agg’s duration) hampered relative returns.
▪

The portfolio’s overweight to the Financial Institutions sub-sector and issue-specific performance detracted from relative returns. Several UK banks underperformed, including Barclays, HSBC, and Royal Bank of Scotland.

▪	Credit security selection was positive as several commodity-related holdings performed well, including Cemex, Kinder Morgan, Pemex, Petrobras, Rio Oil Finance Trust, and Teck Resources.
▪	The portfolio’s overweight to the Industrial sub-sector added to relative returns.

Unless otherwise noted, figures cited in this section denote portfolio positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is an eight-member committee with an average tenure at Dodge & Cox of 23 years. The Fixed Income Investment Policy Committee, which is responsible for managing the debt portion of the Balanced Fund, is an eight-member committee with an average tenure of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2016

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	–1.68%	8.89%	5.58%	8.62%
S&P 500 Index	4.02	12.11	7.43	7.87
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	6.04	3.77	5.14	5.68
Combined Index(a)	5.09	8.91	6.82	7.32

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2016	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,023.30	$2.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.23	2.66
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2016

GENERAL INFORMATION
Net Asset Value Per Share	$94.17
Total Net Assets (billions)	$13.9
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/16 to 6/30/16, unannualized)	14%
30-Day SEC Yield(a)	2.12%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 23 years, and by the Fixed Income Investment Policy Committee, whose eight members’ average tenure is 21 years.

EQUITY PORTFOLIO (72.0%)	Fund
Number of Common Stocks	62
Number of Preferred Stocks	5
Median Market Capitalization (billions)(b)	$38
Price-to-Earnings Ratio(b)(c)	13.1x
Foreign Securities not in the S&P 500(d)	6.4%

SECTOR DIVERSIFICATION (%) (FIVE LARGEST)	Common	Preferred	Total
Financials	17.4	5.1	22.5
Information Technology	15.0	—	15.0
Health Care	11.8	—	11.8
Consumer Discretionary	10.3	0.4	10.7
Energy	5.8	—	5.8

TEN LARGEST EQUITY SECURITIES (%)(e)	Common	Preferred	Total
Wells Fargo & Co.	2.4	1.8	4.2
JPMorgan Chase & Co.	1.4	1.9	3.3
Bank of America Corp.	2.2	0.5	2.7
Capital One Financial Corp.	2.4	—	2.4
Hewlett Packard Enterprise Co.	2.2	—	2.2
Comcast Corp.	2.0	—	2.0
Charles Schwab Corp.	2.0	—	2.0
Novartis AG (Switzerland)	2.0	—	2.0
Time Warner, Inc.	2.0	—	2.0
Charter Communications, Inc.	1.9	—	1.9

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (26.9%)	Fund
Number of Credit Issuers	54
Effective Duration (years)	4.0

SECTOR DIVERSIFICATION (%)
U.S. Treasury(g)	2.5
Government-Related	1.9
Mortgage-Related(h)	9.1
Corporate	12.5
Asset-Backed	0.9

CREDIT QUALITY (%)(i)
U.S. Treasury/Agency/GSE(g)	11.7
Aaa	0.4
Aa	0.8
A	0.9
Baa	9.9
Ba	1.8
B	1.4

FIVE LARGEST CREDIT ISSUERS (%)(e)
Kinder Morgan, Inc.	0.6
Charter Communications, Inc.	0.6
Rio Oil Finance Trust	0.6
State of California GO	0.5
Verizon Communications, Inc.	0.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Excludes the Fund’s preferred stock positions.
(c)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign stocks are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(g)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(h)	The fixed income portfolio holds 0.6% in Agency multifamily mortgage securities; the Index classifies these securities under CMBS – Agency.
(i)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 6 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

COMMON STOCKS: 66.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 10.3%
AUTOMOBILES & COMPONENTS: 0.3%
Harley-Davidson, Inc.	1,103,400	$49,984,020

CONSUMER DURABLES & APPAREL: 0.5%
Coach, Inc.	1,655,036	67,426,167

MEDIA: 7.9%
Charter Communications, Inc., Class A(a)	1,182,807	270,436,992
Comcast Corp., Class A	4,349,774	283,561,767
DISH Network Corp., Class A(a)	1,520,032	79,649,677
News Corp., Class A	1,068,050	12,122,367
Time Warner, Inc.	3,822,066	281,074,734
Twenty-First Century Fox, Inc., Class A	4,882,200	132,063,510
Twenty-First Century Fox, Inc., Class B	1,600,000	43,600,000

		1,102,509,047
RETAILING: 1.6%
Liberty Interactive Corp. QVC Group, Series A(a)	2,224,650	56,439,371
Target Corp.	1,153,400	80,530,388
The Priceline Group, Inc.(a)	66,000	82,395,060

		219,364,819

		1,439,284,053
CONSUMER STAPLES: 1.5%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc.	2,930,000	213,948,600

ENERGY: 5.8%
Anadarko Petroleum Corp.	924,992	49,255,824
Apache Corp.	2,805,139	156,162,088
Baker Hughes, Inc.	3,407,579	153,784,040
Concho Resources, Inc.(a)	614,900	73,339,123
National Oilwell Varco, Inc.	3,279,000	110,338,350
Schlumberger, Ltd. (Curacao/United States)	2,926,221	231,405,557
Weatherford International PLC(a) (Ireland)	4,670,000	25,918,500

		800,203,482
FINANCIALS: 17.4%
BANKS: 6.7%
Bank of America Corp.	22,977,100	304,906,117
BB&T Corp.	2,674,584	95,241,936
JPMorgan Chase & Co.	3,049,900	189,520,786
Wells Fargo & Co.	7,113,606	336,686,972

		926,355,811
DIVERSIFIED FINANCIALS: 9.1%
American Express Co.	3,060,275	185,942,309
Bank of New York Mellon Corp.	5,792,600	225,042,510
Capital One Financial Corp.	5,289,959	335,965,296
Charles Schwab Corp.	11,162,900	282,532,999
Goldman Sachs Group, Inc.	1,587,000	235,796,460

		1,265,279,574
INSURANCE: 1.6%
AEGON NV (Netherlands)	12,487,827	50,076,187
MetLife, Inc.	4,447,000	177,124,010

		227,200,197

		2,418,835,582
HEALTH CARE: 11.8%
HEALTH CARE EQUIPMENT & SERVICES: 4.7%
Anthem, Inc.	264,226	34,703,443
Cigna Corp.	1,534,216	196,364,306
Express Scripts Holding Co.(a)	2,130,368	161,481,894
Medtronic PLC (Ireland)	575,200	49,910,104
UnitedHealth Group, Inc.	1,455,972	205,583,246

		648,042,993
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 7.1%
Alnylam Pharmaceuticals, Inc.(a)	270,681	15,020,089
AstraZeneca PLC ADR (United Kingdom)	3,617,600	109,215,344

	SHARES	VALUE
Merck & Co., Inc.	2,583,175	$148,816,712
Novartis AG ADR (Switzerland)	3,409,900	281,350,849
Roche Holding AG ADR (Switzerland)	5,646,600	186,055,470
Sanofi ADR (France)	5,935,165	248,386,655
Thermo Fisher Scientific, Inc.	24,500	3,620,120

		992,465,239

		1,640,508,232
INDUSTRIALS: 3.6%
CAPITAL GOODS: 0.5%
Danaher Corp.	709,600	71,669,600

COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
Tyco International PLC (Ireland)	2,195,434	93,525,488

TRANSPORTATION: 2.4%
FedEx Corp.	1,305,254	198,111,452
Union Pacific Corp.	1,555,000	135,673,750

		333,785,202

		498,980,290
INFORMATION TECHNOLOGY: 15.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.5%
Maxim Integrated Products, Inc.	2,015,091	71,918,598

SOFTWARE & SERVICES: 5.8%
Alphabet, Inc., Class A(a)	30,800	21,668,724
Alphabet, Inc., Class C(a)	311,895	215,862,529
Microsoft Corp.	5,242,900	268,279,193
Symantec Corp.	7,612,100	156,352,534
Synopsys, Inc.(a)	1,424,700	77,047,776
VMware, Inc.(a)	1,285,000	73,527,700

		812,738,456
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.7%
Cisco Systems, Inc.	6,981,100	200,287,759
Corning, Inc.	5,236,700	107,247,616
EMC Corp.	7,386,288	200,685,445
Hewlett Packard Enterprise Co.	16,437,512	300,313,344
HP Inc.	14,934,712	187,430,636
Juniper Networks, Inc.	260,129	5,850,301
NetApp, Inc.	4,156,491	102,208,114
TE Connectivity, Ltd. (Switzerland)	1,751,036	100,001,666

		1,204,024,881

		2,088,681,935
MATERIALS: 0.5%
Celanese Corp., Series A	1,127,060	73,766,077

TELECOMMUNICATION SERVICES: 0.6%
Sprint Corp.(a)	18,742,971	84,905,659

TOTAL COMMON STOCKS (Cost $6,998,992,190)		$9,259,113,910

PREFERRED STOCKS: 5.5%

	PAR VALUE	VALUE
CONSUMER DISCRETIONARY: 0.4%
MEDIA: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(c)	$53,210,000	$54,872,812

FINANCIALS: 5.1%
BANKS: 5.1%
Bank of America Corp. 6.10%	16,008,000	16,248,120
Bank of America Corp. 6.25%	52,470,000	53,288,532
Citigroup, Inc. 5.95%
7/29/49	5,175,000	5,113,547
12/31/49	77,327,000	75,587,143
Citigroup, Inc. 6.25%	50,886,000	52,412,580
JPMorgan Chase & Co. 6.10%	254,565,000	262,520,156
Wells Fargo & Co. 5.875%	227,645,000	242,726,481

		707,896,559

TOTAL PREFERRED STOCKS (Cost $739,143,927)		$762,769,371

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES: 26.9%

	PAR VALUE	VALUE
U.S. TREASURY: 2.5%
U.S. Treasury Note/Bond
1.00%, 3/15/19	$16,285,000	$16,424,953
0.875%, 4/15/19	70,000,000	70,341,810
0.875%, 5/15/19	37,500,000	37,683,113
1.625%, 7/31/19	21,015,000	21,583,876
1.625%, 11/30/20	185,000	190,442
1.75%, 12/31/20	90,725,000	93,861,363
1.125%, 2/28/21	109,755,000	110,535,248

		350,620,805
GOVERNMENT-RELATED: 1.9%
FEDERAL AGENCY: 0.1%
Small Business Admin. — 504 Program
Series 1996-20L 1, 6.70%, 12/1/16	32,251	32,710
Series 1997-20F 1, 7.20%, 6/1/17	102,139	103,753
Series 1997-20I 1, 6.90%, 9/1/17	177,004	181,741
Series 1998-20D 1, 6.15%, 4/1/18	206,595	214,804
Series 1998-20I 1, 6.00%, 9/1/18	189,200	197,270
Series 1999-20F 1, 6.80%, 6/1/19	213,371	224,746
Series 2000-20D 1, 7.47%, 4/1/20	844,126	902,297
Series 2000-20E 1, 8.03%, 5/1/20	161,360	171,739
Series 2000-20G 1, 7.39%, 7/1/20	383,243	403,425
Series 2000-20I 1, 7.21%, 9/1/20	225,598	237,997
Series 2001-20E 1, 6.34%, 5/1/21	692,822	751,403
Series 2001-20G 1, 6.625%, 7/1/21	645,764	702,954
Series 2003-20J 1, 4.92%, 10/1/23	2,770,299	3,007,752
Series 2007-20F 1, 5.71%, 6/1/27	3,398,765	3,864,146

		10,996,737
FOREIGN AGENCY: 0.8%
Corp. Nacional del Cobre de Chile (Chile) 4.50%, 9/16/25(c)	11,100,000	11,624,286
Petroleo Brasileiro SA (Brazil)
4.375%, 5/20/23	29,800,000	24,203,560
6.25%, 3/17/24	4,225,000	3,758,983
Petroleos Mexicanos (Mexico)
4.25%, 1/15/25	22,685,000	21,845,655
6.625%, 6/15/35	9,425,000	9,717,175
6.375%, 1/23/45	20,125,000	20,140,315
5.625%, 1/23/46	16,675,000	15,199,262

		106,489,236
LOCAL AUTHORITY: 1.0%
New Jersey Turnpike Authority RB
7.414%, 1/1/40	3,350,000	5,256,317
7.102%, 1/1/41	12,436,000	18,808,579
State of California GO
7.50%, 4/1/34	13,470,000	20,408,532
7.55%, 4/1/39	16,525,000	26,122,224
7.30%, 10/1/39	13,730,000	20,794,360
7.625%, 3/1/40	5,540,000	8,757,355
State of Illinois GO
5.665%, 3/1/18	26,160,000	27,565,054
5.10%, 6/1/33	16,225,000	15,593,361

		143,305,782

		260,791,755
MORTGAGE-RELATED: 9.1%
FEDERAL AGENCY CMO & REMIC: 1.7%
Dept. of Veterans Affairs
Series 1995-1 1, 7.241%, 2/15/25	355,103	405,466
Series 1995-2C 3A, 8.793%, 6/15/25	165,239	203,184
Series 2002-1 2J, 6.50%, 8/15/31	9,802,272	11,576,726
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,964,718	2,236,186
Trust 2009-66 ET, 6.00%, 5/25/39	3,808,080	4,150,792
Trust 2009-30 AG, 6.50%, 5/25/39	2,917,803	3,227,060

	PAR VALUE	VALUE
Trust 2001-T7 A1, 7.50%, 2/25/41	$1,584,176	$1,923,148
Trust 2001-T5 A3, 7.50%, 6/19/41	658,871	799,638
Trust 2001-T4 A1, 7.50%, 7/25/41	1,581,169	1,891,252
Trust 2001-T8 A1, 7.50%, 7/25/41	1,591,450	1,869,925
Trust 2001-W3 A, 6.687%, 9/25/41	1,074,695	1,226,456
Trust 2001-T10 A2, 7.50%, 12/25/41	1,383,833	1,650,847
Trust 2013-106 MA, 4.00%, 2/25/42	10,647,674	11,603,643
Trust 2002-W6 2A1, 6.247%, 6/25/42	1,610,804	1,923,602
Trust 2002-W8 A2, 7.00%, 6/25/42	2,111,373	2,451,294
Trust 2003-W2 1A1, 6.50%, 7/25/42	3,379,049	4,008,445
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,288,514	1,554,520
Trust 2003-W4 4A, 6.922%, 10/25/42	1,665,636	1,956,885
Trust 2012-121 NB, 7.00%, 11/25/42	2,831,476	3,344,453
Trust 2013-98 FA, 1.003%, 9/25/43	10,193,244	10,290,657
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,050,201	2,486,092
Trust 2004-W2 5A, 7.50%, 3/25/44	3,886,076	4,514,366
Trust 2004-W8 3A, 7.50%, 6/25/44	630,670	754,101
Trust 2005-W4 1A2, 6.50%, 8/25/45	5,978,005	7,182,782
Trust 2009-11 MP, 7.00%, 3/25/49	5,880,040	6,860,883
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	112,590	116,784
Series 16 PK, 7.00%, 8/25/23	2,138,779	2,376,852
Series T-48 1A4, 5.538%, 7/25/33	30,218,690	34,588,954
Series 314 F2, 1.052%, 9/15/43	21,579,893	21,584,195
Series T-51 1A, 6.50%, 9/25/43	198,345	237,823
Series T-59 1A1, 6.50%, 10/25/43	10,621,241	12,862,014
Series 4281 BC, 4.50%, 12/15/43	73,008,263	80,988,577

		242,847,602
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 7.4%
Fannie Mae, 15 Year
3.50%, 12/1/29	10,685,791	11,329,560
4.50%, 1/1/25-1/1/27	16,641,705	17,887,449
6.00%, 7/1/16-3/1/22	1,519,046	1,563,772
6.50%, 9/1/16-11/1/18	994,479	1,009,033
7.00%, 11/1/18	64,125	65,113
7.50%, 12/1/16-8/1/17	62,130	62,730
Fannie Mae, 20 Year
3.50%, 6/1/35	24,787,640	26,212,800
4.00%, 11/1/30-1/1/36	54,493,214	59,000,994
4.50%, 1/1/31-5/1/32	55,396,869	60,678,723
Fannie Mae, 30 Year
4.00%, 7/1/46	36,434,407	38,228,281
4.50%, 1/1/39-4/1/46	112,993,375	124,111,716
5.50%, 7/1/33-8/1/37	16,518,002	18,758,178
6.00%, 9/1/36-8/1/37	21,940,978	25,436,401
6.50%, 12/1/28-8/1/39	24,872,939	29,286,170
7.00%, 4/1/37-8/1/37	7,760,235	9,153,735
Fannie Mae, Hybrid ARM
2.237%, 12/1/34	1,959,954	2,021,710
2.272%, 9/1/34	1,331,167	1,389,669
2.34%, 1/1/35	2,695,023	2,798,622
2.44%, 8/1/35	1,674,485	1,758,402
2.539%, 1/1/35	1,564,528	1,638,512
2.552%, 11/1/43	7,981,754	8,294,475
2.665%, 8/1/38	4,121,721	4,362,895
2.681%, 1/1/46	25,935,382	26,867,911
2.701%, 4/1/44	18,263,577	18,919,696
2.823%, 12/1/44	18,515,751	19,330,990
2.824%, 11/1/44	28,984,207	30,202,292
2.839%, 12/1/45	29,037,987	30,173,915
2.955%, 9/1/45	6,567,491	6,817,431
3.285%, 6/1/41	16,059,643	16,986,245
3.288%, 12/1/41	40,805,814	42,841,953
3.571%, 12/1/40	6,200,969	6,520,087
3.759%, 11/1/40	2,760,898	2,921,935
4.295%, 7/1/39	2,868,360	3,025,536

PAGE 8 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
5.576%, 5/1/37	$1,440,035	$1,521,340
6.35%, 9/1/36	421,919	429,282
Fannie Mae, Multifamily DUS
Trust 2014-M9 ASQ2, 1.462%, 4/25/17	5,180,755	5,192,301
Pool AL8144, 2.363%, 10/1/22	16,723,637	17,327,471
Freddie Mac, Hybrid ARM
2.554%, 9/1/37	1,409,813	1,502,405
2.569%, 10/1/35	2,645,851	2,799,085
2.606%, 8/1/42	12,120,523	12,504,888
2.66%, 10/1/38	2,134,465	2,252,140
2.699%, 4/1/37	2,587,881	2,734,936
2.768%, 10/1/45	14,886,039	15,398,322
2.812%, 10/1/45	15,966,791	16,527,394
2.943%, 5/1/44	2,892,018	3,004,002
2.965%, 5/1/44	20,002,637	20,809,597
2.969%, 6/1/44	5,362,151	5,571,302
3.095%, 2/1/38	6,806,224	7,259,271
3.138%, 6/1/44	6,963,310	7,231,817
3.177%, 5/1/34	2,948,786	3,127,770
3.593%, 10/1/41	1,904,738	2,001,078
5.834%, 7/1/38	452,709	482,930
6.115%, 1/1/38	640,085	682,114
Freddie Mac Gold, 15 Year
4.00%, 3/1/25-11/1/26	42,556,692	45,326,884
4.50%, 9/1/24-9/1/26	11,524,519	12,393,216
6.00%, 2/1/18	165,327	167,866
6.50%, 3/1/17-9/1/18	461,477	467,534
Freddie Mac Gold, 20 Year
4.50%, 4/1/31-6/1/31	13,059,852	14,347,195
6.50%, 10/1/26	4,776,751	5,539,555
Freddie Mac Gold, 30 Year
4.50%, 9/1/41-11/1/45	134,341,440	146,981,137
5.50%, 12/1/37	883,191	983,578
6.00%, 2/1/39	2,459,039	2,817,113
6.50%, 12/1/32-4/1/33	7,135,666	8,506,406
7.00%, 11/1/37-9/1/38	6,274,872	7,322,409
7.47%, 3/17/23	107,743	118,576
7.75%, 7/25/21	293,102	315,266
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	833,782	969,792
7.97%, 4/15/20-1/15/21	353,020	378,029

		1,024,650,932

		1,267,498,534
ASSET-BACKED: 0.9%
AUTO LOAN: 0.1%
Ford Credit Auto Owner Trust Series 2015-1 A, 2.12%, 7/15/26(c)	16,450,000	16,699,130

OTHER: 0.5%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	48,930,750	41,774,628
9.75%, 1/6/27(c)	42,925,000	36,271,625

		78,046,253
STUDENT LOAN: 0.3%
SLM Student Loan Trust (Private Loans)
Series 2014-A A2A, 2.59%, 1/15/26(c)	5,250,000	5,312,119
Series 2012-B A2, 3.48%, 10/15/30(c)	7,435,773	7,578,665
Series 2012-E A2A, 2.09%, 6/15/45(c)	13,775,000	13,805,780
Series 2012-C A2, 3.31%, 10/15/46(c)	10,100,000	10,302,136

		36,998,700

		131,744,083
CORPORATE: 12.5%
FINANCIALS: 4.0%
Bank of America Corp.
4.20%, 8/26/24	5,825,000	6,024,040
6.625%, 5/23/36(b)	37,275,000	45,638,951

	PAR VALUE	VALUE
Barclays PLC (United Kingdom) 4.375%, 9/11/24	$23,275,000	$22,511,301
BNP Paribas SA (France)
4.25%, 10/15/24	31,175,000	32,073,058
4.375%, 9/28/25(c)	10,100,000	10,246,702
Boston Properties, Inc.
3.85%, 2/1/23	7,800,000	8,350,079
3.125%, 9/1/23	17,550,000	18,046,928
Capital One Financial Corp.
3.50%, 6/15/23	42,579,000	44,037,246
4.20%, 10/29/25	6,175,000	6,351,241
Centene Corp.
6.375%, 6/1/17	13,275,000	13,656,656
Cigna Corp.
7.875%, 5/15/27	21,888,000	30,295,203
8.30%, 1/15/33	8,845,000	12,396,913
Citigroup, Inc. 6.692%, 10/30/40(b)	35,830,925	37,393,153
Equity Residential 3.00%, 4/15/23	14,775,000	15,176,023
HSBC Holdings PLC (United Kingdom)
5.10%, 4/5/21	3,625,000	4,000,249
4.30%, 3/8/26	4,600,000	4,880,752
6.50%, 5/2/36	23,190,000	27,737,327
6.50%, 9/15/37	15,315,000	18,502,450
JPMorgan Chase & Co. 8.75%, 9/1/30(b)	23,042,000	33,717,382
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	19,575,000	19,867,216
4.65%, 3/24/26	7,100,000	7,193,102
Navient Corp.
6.00%, 1/25/17	14,285,000	14,463,562
4.625%, 9/25/17	9,550,000	9,621,625
8.45%, 6/15/18	15,755,000	17,035,094
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	48,416,000	50,780,783
6.00%, 12/19/23	3,250,000	3,303,680
Unum Group
7.19%, 2/1/28	8,305,000	9,940,479
7.25%, 3/15/28	2,030,000	2,504,833
6.75%, 12/15/28	11,368,000	13,385,217
Wells Fargo & Co. 4.30%, 7/22/27	17,460,000	18,844,491

		557,975,736
INDUSTRIALS: 8.1%
Allergan PLC (Ireland)
3.45%, 3/15/22	7,030,000	7,303,502
3.80%, 3/15/25	6,870,000	7,148,235
AT&T, Inc.
3.40%, 5/15/25	6,725,000	6,882,304
4.125%, 2/17/26	7,050,000	7,573,406
6.55%, 2/15/39	7,675,000	9,463,321
5.35%, 9/1/40	27,575,000	30,182,078
4.75%, 5/15/46	7,000,000	7,174,622
5.65%, 2/15/47	5,175,000	5,920,128
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)	19,800,000	21,037,500
Burlington Northern Santa Fe LLC(e)
5.72%, 1/15/24	4,005,469	4,531,138
5.342%, 4/1/24	8,422,517	9,357,501
5.629%, 4/1/24	12,978,896	14,642,180
Cemex SAB de CV (Mexico)
6.50%, 12/10/19(c)	16,500,000	17,490,000
6.00%, 4/1/24(c)	10,575,000	10,257,750

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
5.70%, 1/11/25(c)	$22,475,000	$21,295,063
6.125%, 5/5/25(c)	8,100,000	7,877,250
Charter Communications, Inc.
8.75%, 2/14/19	13,840,000	16,159,709
8.25%, 4/1/19	21,815,000	25,331,600
4.908%, 7/23/25(c)	11,600,000	12,642,805
6.55%, 5/1/37	11,000,000	12,834,580
6.75%, 6/15/39	2,110,000	2,480,349
6.484%, 10/23/45(c)	8,150,000	9,737,196
Cox Enterprises, Inc.
3.25%, 12/15/22(c)	15,740,000	15,698,383
2.95%, 6/30/23(c)	37,166,000	35,832,224
3.85%, 2/1/25(c)	13,125,000	13,225,629
CRH PLC (Ireland) 3.875%, 5/18/25(c)	17,100,000	18,051,769
Diamond 1&2 Finco (Dell-EMC)
4.42%, 6/15/21(c)	25,415,000	26,121,664
5.45%, 6/15/23(c)	11,500,000	11,924,649
Dillard’s, Inc.
7.13%, 8/1/18	3,606,000	3,912,510
7.875%, 1/1/23	8,660,000	10,088,900
7.75%, 7/15/26	50,000	57,190
7.75%, 5/15/27	540,000	619,650
7.00%, 12/1/28	15,135,000	16,782,899
Dow Chemical Co.
7.375%, 11/1/29	17,000,000	22,806,571
9.40%, 5/15/39	9,677,000	15,243,956
FedEx Corp. 6.72%, 7/15/23	4,766,926	5,417,611
Ford Motor Credit Co. LLC(e)
5.75%, 2/1/21	12,700,000	14,437,817
5.875%, 8/2/21	3,850,000	4,416,077
4.25%, 9/20/22	9,593,000	10,346,473
4.375%, 8/6/23	7,900,000	8,589,386
Hewlett Packard Enterprise Co. 3.60%, 10/15/20(c)	18,035,000	18,826,340
Imperial Brands PLC (United Kingdom)
3.75%, 7/21/22(c)	10,475,000	11,055,640
4.25%, 7/21/25(c)	31,825,000	34,467,653
Kinder Morgan, Inc.
4.30%, 6/1/25	30,515,000	31,259,200
5.50%, 3/1/44	33,730,000	33,766,327
5.40%, 9/1/44	15,414,000	15,218,658
Macy’s, Inc.
6.90%, 1/15/32	49,699,000	53,199,151
6.70%, 7/15/34	2,890,000	3,115,128
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(c)	21,900,000	23,899,251
5.50%, 7/21/25(c)	17,575,000	18,278,000
RELX PLC (United Kingdom) 3.125%, 10/15/22	17,458,000	17,745,289
Sprint Corp. 6.00%, 12/1/16	24,367,000	24,519,294
Teck Resources, Ltd. (Canada) 5.20%, 3/1/42	17,773,000	11,641,315
Telecom Italia SPA (Italy)
7.175%, 6/18/19	27,527,000	31,036,693
5.303%, 5/30/24(c)	11,500,000	11,471,250
7.20%, 7/18/36	11,596,000	11,610,495
7.721%, 6/4/38	7,062,000	7,344,480
Time Warner, Inc.
7.625%, 4/15/31	27,848,000	38,221,046
7.70%, 5/1/32	14,374,000	20,033,389
TransCanada Corp. (Canada) 5.625%, 5/20/75(b)	20,570,000	18,975,825
Twenty-First Century Fox, Inc.
6.15%, 3/1/37	15,000,000	18,688,230
6.65%, 11/15/37	1,638,000	2,149,231

	PAR VALUE	VALUE
Union Pacific Corp. 6.176%, 1/2/31	$8,977,032	$10,929,976
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	12,110,560
6.55%, 9/15/43	46,476,000	62,502,644
Vulcan Materials Co. 7.50%, 6/15/21	20,340,000	24,434,442
Xerox Corp.
6.35%, 5/15/18	16,835,000	18,000,942
4.50%, 5/15/21	19,161,000	19,376,408
Zoetis, Inc.
3.45%, 11/13/20	8,960,000	9,250,949
4.50%, 11/13/25	7,985,000	8,810,425

		1,122,833,806
UTILITIES: 0.4%
Dominion Resources, Inc.
4.104%, 4/1/21	5,300,000	5,609,223
5.75%, 10/1/54(b)	22,950,000	22,835,250
Enel SPA (Italy)
6.80%, 9/15/37(c)	13,700,000	17,777,750
6.00%, 10/7/39(c)	8,550,000	10,106,494

		56,328,717

		1,737,138,259

TOTAL DEBT SECURITIES (Cost $3,528,362,560)		$3,747,793,436

PAGE 10 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

SHORT-TERM INVESTMENTS: 1.5%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$13,798,576	$13,798,576

REPURCHASE AGREEMENT: 1.4%
Fixed Income Clearing Corporation(d) 0.20%, dated 6/30/16, due 7/1/16, maturity value $193,180,073	193,179,000	193,179,000

TOTAL SHORT-TERM INVESTMENTS (Cost $206,977,576)		$206,977,576

TOTAL INVESTMENTS (Cost $11,473,476,253)	100.4%	$13,976,654,293
OTHER ASSETS LESS LIABILITIES	(0.4%)	(52,246,193)

NET ASSETS	100.0%	$13,924,408,100

(a)	Non-income producing
(b)	Hybrid security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, all such securities in total represented $575,562,143 or 4.1% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Repurchase agreement is collateralized by U.S. Treasury Note 1.625%, 11/30/20. Total collateral value is $197,046,775.
(e)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	1,602	Sep 2016	$(213,040,969)	$(5,760,493)
Long Term U.S. Treasury Bond—Short Position	835	Sep 2016	$(155,623,125)	$(10,282,327)

				$(16,042,820)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 11

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2016
ASSETS:
Investments, at value (cost $11,473,476,253)	$13,976,654,293
Cash held at broker	6,000,082
Receivable for investments sold	24,517,313
Receivable from broker for variation margin	881,867
Receivable for Fund shares sold	4,100,531
Dividends and interest receivable	49,229,997
Prepaid expenses and other assets	1,092,044

14,062,476,127

LIABILITIES:
Payable for investments purchased	121,907,923
Payable for Fund shares redeemed	9,303,377
Management fees payable	5,740,871
Accrued expenses	1,115,856

138,068,027

NET ASSETS	$13,924,408,100

NET ASSETS CONSIST OF:
Paid in capital	$11,149,220,031
Undistributed net investment income	2,865,902
Undistributed net realized gain	285,186,947
Net unrealized appreciation	2,487,135,220

$13,924,408,100

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	147,860,592
Net asset value per share	$94.17

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2016
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,988,584)	$139,906,373
Interest	94,700,032

234,606,405

EXPENSES:
Management fees	34,134,471
Custody and fund accounting fees	119,716
Transfer agent fees	1,002,118
Professional services	58,340
Shareholder reports	201,871
Registration fees	61,341
Trustees’ fees	123,750
Miscellaneous	470,623

36,172,230

NET INVESTMENT INCOME	198,434,175

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	306,506,441
Futures contracts	(19,504,003)
Net change in unrealized appreciation/depreciation
Investments	(168,130,080)
Futures contracts	(16,298,709)

Net realized and unrealized gain	102,573,649

NET INCREASE IN NET ASSETS FROM OPERATIONS	$301,007,824

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income	$198,434,175	$307,788,487
Net realized gain	287,002,438	492,597,968
Net change in unrealized appreciation/depreciation	(184,428,789)	(1,229,772,659)

	301,007,824	(429,386,204)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(198,819,531)	(308,037,610)
Net realized gain	(152,163,076)	(455,897,559)

Total distributions	(350,982,607)	(763,935,169)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	598,024,112	1,416,791,531
Reinvestment of distributions	332,706,584	725,183,002
Cost of shares redeemed	(1,225,676,856)	(2,144,401,683)

Net decrease from Fund share transactions	(294,946,160)	(2,427,150)

Total decrease in net assets	(344,920,943)	(1,195,748,523)

NET ASSETS:
Beginning of period	14,269,329,043	15,465,077,566

End of period (including undistributed net investment income of $2,865,902 and $3,251,258, respectively)	$13,924,408,100	$14,269,329,043

SHARE INFORMATION:
Shares sold	6,446,052	14,047,663
Distributions reinvested	3,618,121	7,539,830
Shares redeemed	(13,326,061)	(21,376,698)

Net increase (decrease) in shares outstanding	(3,261,888)	210,795

PAGE 12 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are typically valued as of the normally scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.

Debt securities (including certain preferred stocks) and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing

Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon

DODGE & COX BALANCED FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2016, these Treasury futures contracts had notional values ranging from 2% to 3% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2016:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$9,259,113,910	$—
Preferred Stocks	—	762,769,371
Debt Securities
U.S. Treasury	—	350,620,805
Government-Related	—	260,791,755
Mortgage-Related	—	1,267,498,534
Asset-Backed	—	131,744,083
Corporate	—	1,737,138,259
Short-term Investments
Money Market Fund	13,798,576	—
Repurchase Agreement	—	193,179,000

Total Securities	$9,272,912,486	$4,703,741,807

Other Financial Instruments
Futures Contracts
Depreciation	$(16,042,820)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2016. There were no Level 3 securities at June 30, 2016 and December 31, 2015, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and futures contracts. At June 30, 2016, the cost of investments for federal income tax purposes was $11,474,831,608.

PAGE 14 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Ordinary income	$198,819,531	$311,803,137
	($1.350 per share)	($2.085 per share)

Long-term capital gain	$152,163,076	$452,132,032
	($1.033 per share)	($3.049 per share)

At June 30, 2016, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,829,648,499
Unrealized depreciation	(327,825,814)

Net unrealized appreciation	2,501,822,685
Undistributed ordinary income	2,812,234
Undistributed long-term capital gain	270,553,150

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2016, the Fund’s commitment fee amounted to $31,997 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2016, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,111,234,756 and $1,456,205,319, respectively. For the six months ended June 30, 2016, purchases and sales of U.S. government securities aggregated $748,524,940 and $812,043,668, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2016, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 15

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2016 (a)		2015	2014	2013	2012	2011

Net asset value, beginning of period	$94.42		$102.48	$98.30	$78.06	$67.45	$70.22
Income from investment operations:
Net investment income	1.35		2.06	2.03	1.66	1.65	1.62
Net realized and unrealized gain (loss)	0.78		(4.99)	6.59	20.30	10.62	(2.77)

Total from investment operations	2.13		(2.93)	8.62	21.96	12.27	(1.15)

Distributions to shareholders from:
Net investment income	(1.35)		(2.06)	(2.03)	(1.65)	(1.66)	(1.62)
Net realized gain	(1.03)		(3.07)	(2.41)	(0.07)	—	—

Total distributions	(2.38)		(5.13)	(4.44)	(1.72)	(1.66)	(1.62)

Net asset value, end of period	$94.17		$94.42	$102.48	$98.30	$78.06	$67.45

Total return	2.33%		(2.88)%	8.85%	28.37%	18.32%	(1.66)%
Ratios/supplemental data:
Net assets, end of period (millions)	$13,924		$14,269	$15,465	$14,404	$12,217	$12,220
Ratio of expenses to average net assets	0.53	%(b)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.91	%(b)	2.03%	2.00%	1.85%	2.21%	2.26%
Portfolio turnover rate	14%		20%	23%	25%	16%	19%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 16 ▪ DODGE & COX BALANCED FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 17

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE 18 ▪ DODGE & COX BALANCED FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX BALANCED FUND ▪ PAGE 19

Balanced Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2016, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2016

Semi-Annual Report

June 30, 2016

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

6/16 IF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

MARKET COMMENTARY

U.S. bond markets performed well in the first half of 2016 as interest rates declined by 45-80 basis points(a) and credit yield premiums(b) narrowed, although valuations fluctuated dramatically over the period. Bouts of bond market volatility were triggered by global economic and political developments, as well as changing expectations regarding Federal Reserve (Fed) policy and uneven U.S. economic data. Despite the turbulence, it marked the first six-month period since mid-2014 in which corporate bonds outperformed comparable-duration(c) Treasuries. A strong rebound in commodity and energy prices, along with attractive valuations and improved investor sentiment, contributed to increased demand for corporate bonds. Investment-grade corporate bonds returned 7.7%(d) over the first half, while the Treasury sector returned a still strong 5.4%.

The Fed met four times in the first half of 2016 and each time opted to leave interest rates unchanged. The combination of softer U.S. economic data and an uncertain global economic outlook influenced Fed decision making and shifted market expectations regarding the future pace of rate increases. By June 30, market pricing implied a low probability of any federal funds rate increases over the next year, contrary to expectations at the start of 2016. The U.S. recovery remained on track, with an unemployment rate below 5%, rising wages and core inflation, and a solid housing market. However, several measures caused some concern, including weaker manufacturing sector activity and durable goods orders, as well as a sharp slowdown in nonfarm payrolls in May.

Outside the United States, global yields among developed economies plunged to the point that several developed market sovereign bonds had negative yields as of June 30. Major central banks around the world actively pursued accommodative policies to stimulate growth. For example, the European Central Bank made further cuts to interest rates (which were already in negative territory) and expanded its quantitative easing program to include corporate bonds in addition to government securities. Policymakers in China pledged additional support to bolster waning (though still strong) economic growth, and Japan’s central bank surprised markets by introducing negative interest rates.

Investment-grade corporate bonds substantially outperformed comparable-duration Treasuries for the first half of the year. However, there was meaningful dispersion by sub-sector. Industrials (8.9% return) and Utilities (9.8%) outperformed Financial Institutions (4.8%), which were weighed down by concerns about reduced profitability (particularly among European banks) given low interest rates and tightening financial conditions. Corporate issuance (largely acquisition-related, a continuing theme) was readily absorbed by investors. Agency-guaranteed(e) MBS returned 3.1% and slightly underperformed comparable-duration Treasuries; lower-coupon MBS performed best on an “excess return”(f) basis.

INVESTMENT STRATEGY

Bond investors face numerous uncertainties, both domestic (e.g., Fed policy, underlying economic momentum) and international (e.g., Brexit, the impact of negative yields outside the United States on U.S. fixed income markets). These (and other) factors created heightened market volatility over the first half of the year. We seek to construct a portfolio that, in our view, is likely to perform well across a variety of market environments and over an extended investment horizon. For the thoughtful and patient investor, this sort of volatility, and the uncertainty it reflects, can create an attractive entry point/starting valuation, which is a key component of most successful investments.

We made a number of adjustments to portfolio positioning over the past six months, as market conditions and our assessment of relative valuations have changed. Nevertheless, the Fund’s investment strategy remained broadly consistent. As of June 30, the Fund held 56%(g) in “credit”(h) investments. These were predominantly corporate bonds, plus 8% in government-related securities and just under 2% in Rio Oil, an asset-backed security that we group as a credit investment. In addition, the Fund also held 34% in Agency MBS and 8% in Treasury securities, which together provide an important liquidity layer. We also continue to position the Fund with less interest rate exposure than the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg).

Credit Holdings

We adjusted the Fund’s credit holdings over the first half, selectively adding early in the year when yield premiums widened to levels last seen in June 2012 and later trimming certain holdings in the wake of the corporate rally in the second quarter. We view this type of environment — uncertain markets driven by fear where relatively uncorrelated assets trade together — as opportunity-rich for active managers. We apply our robust research framework and price discipline to identify opportunities where we see a disconnect between long-term issuer fundamentals and current valuations. We pay close attention to the downside case in our analyses, particularly an issuer’s ability to withstand an extended period of operating and/or financial market challenges. This extensive research provides the foundation for our conviction in Fund holdings over stressed market environments including the most recent period.

Portfolio themes and areas of interest within the credit sector remained consistent from 2015. These included new issues related to financing M&A activity, areas experiencing heightened volatility (e.g., energy, metals and mining), and companies issuing debt lower in the capital structure (e.g., banks) where we have confidence in the stability of the business over time. The Fund’s energy and commodity-related holdings rebounded significantly in the first half of 2016 following the strong recovery in most commodity prices. We continue to see good long-term opportunity

PAGE 2 ▪ DODGE & COX INCOME FUND

in these holdings (currently 8% of the Fund), which continue to trade at attractive valuations and are focused on issuers with government backstops (e.g., Pemex, Petrobras(i)) and midstream companies with very little direct exposure to the price of oil (e.g., Kinder Morgan, TransCanada). We also continue to see value in the Fund’s bank holdings, where we hold a substantial 11.0% position (compared to 5.5% for the Barclays U.S. Agg). Our particular focus in this area is on subordinated bonds of large, systemically important franchises in the United States and United Kingdom, countries with independent/unified fiscal and monetary authorities. We are comfortable with the Fund’s overweight position due to attractive valuations, strong capital levels, and high levels of liquidity which are unlikely to fall below the amount required to meet current regulatory standards in the United States and United Kingdom. In addition, we believe the legacy conduct costs in the United States and United Kingdom from recent years are subsiding. In the United Kingdom we are mindful of the potential impact of Brexit on bank profitability through lower economic growth and higher loan losses; however, we believe that the issuers in the Fund (i.e., Barclays, BNP Paribas, HSBC, Lloyds, and Royal Bank of Scotland) have the ability to weather a challenged macroeconomic environment and other uncertainties Brexit could introduce. Furthermore, the impact and timing of Brexit remain uncertain, difficult to quantify, and longer dated.

We continue to have a favorable view of credit, despite yield premiums having compressed from heightened levels earlier in the year. The Fund’s holdings — selected on an individual basis for their attractive long-term fundamentals and relative valuations — continue to offer good value in our view.

Reliable Liquidity and Income in the Fund’s Agency MBS and ABS

The Fund’s investments in the Securitized sector continued to be dominated by Agency MBS, which we find attractive for many reasons. Their high quality, liquidity, and regular income make them an important part of the Fund’s portfolio. We made minor adjustments to portfolio positioning during the first half. Early in the year we reduced the Fund’s AAA-rated ABS holdings (prime credit card and auto ABS) in favor of 30-year premium MBS; the increasing “risk-off” sentiment at the time changed the relative value dynamic between the two, prompting us to shift positioning modestly. These ABS have historically demonstrated strong liquidity. This part of our investment thesis for the Fund’s ABS held up as we sold the 2% of the Fund invested in these securities without difficulty. We ended the period with approximately 34% in Agency MBS and another 1% in high-quality ABS. We believe the mix offers excellent risk-adjusted return characteristics compared to alternative cash flows available in the short-to-intermediate part of the yield curve, as well as an element of portfolio diversification.

Duration Positioning: The Inputs and the Output

The Fund’s effective duration, at 4.0 years, is roughly 73% of the Barclays U.S. Agg’s duration and has remained fairly constant between 4.0 and 4.1 years for the past 12 months. We continue to be concerned about the absolute level of interest rates — the 10-year U.S. Treasury yield hit 1.44% in late June, its lowest level in four years — given scant income compensation available to offset even a small rise in interest rates from today’s very low starting yields. Absent a meaningful deflationary contraction in the economy, we expect interest rates to adjust somewhat higher to provide some real return and inflation compensation for investors. U.S. growth prospects, while modest, appear to be on a steady trajectory. Employment is outpacing the growth in labor supply, putting modest upward pressure on wages. Consumer spending and confidence measures are strong, housing market activity is solid, and, importantly, inflation has been rising since the end of 2015. Market levels do not reflect either the reasonably solid U.S. economic backdrop or the specter of rising inflation from current levels. In addition, market expectations incorporate a very slow pace of federal funds rate hikes.

It may be useful to step back and explain why these macro factors are important to our thinking on the Fund’s duration position, given that they are key inputs to our decision-making process. We use a combination of qualitative and quantitative inputs to build a range of forecasts for the federal funds rate that include our baseline expectations as well as high and low forecasts. These possible paths for the federal funds rate over a two-year investment horizon incorporate such variables as inflation, global financial conditions, GDP growth, employment, and Fed risk orientation. We then consider additional inputs (e.g., inflation expectations and some measure of term premia) in extrapolating longer-term rate expectations from these short-term rate forecasts. This process provides us with a potential range of likely outcomes for the yield curve, which informs our decision making for duration positioning over our three- to five-year horizon. Importantly, we are not trying to predict the path of interest rates over a three-month period, but rather the likely direction for rates over the next several years. When our base case differs significantly from market expectations, as evidenced by the U.S. Treasury forward curve, and the risk/reward trade-off is attractive, we are more likely to diverge significantly from benchmark duration. Even using fairly conservative assumptions regarding inflation, GDP growth, federal funds rate, and a modest term premium, yields are likely to move substantially higher over our long-term investment horizon in our opinion.

IN CLOSING

While we are pleased to have delivered a strong return over the first half of 2016, we encourage shareholders to temper near-term total return expectations. With Treasury rates still near historic lows, future total returns seem likely to be dependent upon market

DODGE & COX INCOME FUND ▪ PAGE 3

yields, which are quite low. Notwithstanding the challenged absolute return prospects in the near term, we are enthusiastic about the Fund’s long-term relative return prospects. Bonds provide diversification, liquidity, income, and downside protection — vital characteristics for any diversified portfolio. We continue to position the Fund in a defensive way from a capital preservation standpoint, and, as always, in search of opportunities to build portfolio yield through our bottom-up research-driven investment approach.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2016

(a)	One basis point = 1/100th of 1%.
(b)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums results in a higher valuation. Widening yield premiums results in a lower valuation.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	Sector returns as calculated and reported by Barclays.
(e)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(f)	“Excess returns” refers to duration-adjusted returns for a given sector; it is calculated and reported by Barclays.
(g)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2016.
(h)	Credit securities refers to corporate bonds and government-related securities, as classified by Barclays.
(i)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

PAGE 4 ▪ DODGE & COX INCOME FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the Barclays U.S. Agg by 0.3 percentage points year to date.

Key Detractors from Relative Results

▪	The Fund’s shorter relative duration (approximately 70% of the Barclays U.S. Agg’s duration) hampered relative returns.
▪

The Fund’s overweight to the Financial Institutions sub-sector and issue-specific performance detracted from relative returns. Several UK banks underperformed, including Barclays, HSBC, and Royal Bank of Scotland.

▪	Certain industrial holdings performed poorly, most notably Enel, Macy’s, and Telecom Italia.

Key Contributors to Relative Results

▪	Credit security selection was positive as several commodity-related holdings performed well, including Cemex, Kinder Morgan, Pemex, Petrobras, Rio Oil Finance Trust, and Teck Resources.
▪	The Fund’s overweight to the Industrial sub-sector added to relative returns.
▪	The Fund’s nominal yield advantage benefited returns.

Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX INCOME FUND ▪ PAGE 5

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2016

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	4.36%	3.98%	5.53%	6.03%
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	6.04	3.77	5.14	5.68

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2016	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,050.70	$2.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.72	2.17
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 6 ▪ DODGE & COX INCOME FUND

FUND INFORMATION (unaudited)	June 30, 2016

GENERAL INFORMATION
Net Asset Value Per Share	$13.72
Total Net Assets (billions)	$46.1
Expense Ratio	0.43%
Portfolio Turnover Rate (1/1/16 to 6/30/16, unannualized)	13%
30-Day SEC Yield(a)	2.99%
Number of Credit Issuers	64
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays U.S. Agg
Effective Duration (years)	4.0	5.5

FIVE LARGEST CREDIT ISSUERS (%)(b)	Fund
State of California GO	2.3
Kinder Morgan, Inc.	2.2
Charter Communications, Inc.	2.1
Bank of America Corp.	1.9
Verizon Communications, Inc.	1.9

CREDIT QUALITY (%)(c)	Fund		Barclays U.S. Agg
U.S. Treasury/Agency/GSE(d)	41.9		66.8
Aaa	1.5		4.8
Aa	3.5		3.7
A	4.0		11.2
Baa	37.1		13.5
Ba	5.7		0.0
B	5.0		0.0
Caa	0.0	(e)	0.0
Cash Equivalents	1.3		0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	Barclays U.S. Agg
U.S. Treasury(d)	7.7	36.6
Government-Related	7.9	8.0
Mortgage-Related(g)	34.0	27.7
Corporate	45.8	25.4
Asset-Backed/Commercial Mortgage-Backed	3.3	2.3
Cash Equivalents	1.3	0.0

MATURITY DIVERSIFICATION (%)(d)	Fund	Barclays U.S. Agg
0-1 Years to Maturity	3.7	0.0
1-5	54.6	52.3
5-10	19.5	31.8
10-15	3.6	1.7
15-20	5.2	1.8
20-25	7.6	4.1
25 and Over	5.8	8.3

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(c)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 6.3% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(d)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(e)	Rounds to 0.0%.
(f)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(g)	The Fund holds 0.2% in Agency multifamily mortgage securities; the Index classifies these securities under CMBS – Agency.

DODGE & COX INCOME FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES: 98.7%

	PAR VALUE	VALUE
U.S. TREASURY: 7.7%
U.S. Treasury Note/Bond
1.00%, 12/31/17	$175,000,000	$176,114,225
0.75%, 2/28/18	500,000,000	501,406,000
1.50%, 8/31/18	250,000,000	254,746,000
0.875%, 10/15/18	300,000,000	301,605,600
1.50%, 2/28/19	496,995,000	507,672,441
0.875%, 4/15/19	250,000,000	251,220,750
1.625%, 7/31/19	600,000,000	616,242,000
1.625%, 12/31/19	500,000,000	513,867,000
1.50%, 5/31/20	200,000,000	204,687,600
1.375%, 5/31/21	200,000,000	203,648,400

		3,531,210,016
GOVERNMENT-RELATED: 7.9%
FEDERAL AGENCY: 0.2%
Small Business Admin. — 504 Program
Series 1997-20E 1, 7.30%, 5/1/17	16,532	16,968
Series 1997-20H 1, 6.80%, 8/1/17	5,719	5,833
Series 1997-20J 1, 6.55%, 10/1/17	85,199	87,002
Series 1997-20L 1, 6.55%, 12/1/17	3,762	3,869
Series 1998-20B 1, 6.15%, 2/1/18	8,386	8,714
Series 1998-20C 1, 6.35%, 3/1/18	299,131	312,427
Series 1998-20H 1, 6.15%, 8/1/18	167,435	175,170
Series 1998-20L 1, 5.80%, 12/1/18	102,682	107,184
Series 1999-20C 1, 6.30%, 3/1/19	94,559	97,401
Series 1999-20E 1, 6.30%, 5/1/19	2,779	2,863
Series 1999-20G 1, 7.00%, 7/1/19	185,826	192,653
Series 1999-20I 1, 7.30%, 9/1/19	97,684	104,293
Series 2000-20C 1, 7.625%, 3/1/20	4,971	5,246
Series 2000-20G 1, 7.39%, 7/1/20	4,066	4,280
Series 2001-20G 1, 6.625%, 7/1/21	778,686	847,648
Series 2001-20L 1, 5.78%, 12/1/21	2,434,848	2,621,583
Series 2002-20A 1, 6.14%, 1/1/22	18,830	20,400
Series 2002-20L 1, 5.10%, 12/1/22	726,507	784,111
Series 2003-20G 1, 4.35%, 7/1/23	49,307	52,246
Series 2004-20L 1, 4.87%, 12/1/24	1,016,386	1,098,383
Series 2005-20B 1, 4.625%, 2/1/25	2,090,729	2,253,325
Series 2005-20D 1, 5.11%, 4/1/25	83,743	91,562
Series 2005-20E 1, 4.84%, 5/1/25	3,389,538	3,688,004
Series 2005-20G 1, 4.75%, 7/1/25	3,624,815	3,934,113
Series 2005-20H 1, 5.11%, 8/1/25	42,718	46,518
Series 2005-20I 1, 4.76%, 9/1/25	3,903,524	4,246,567
Series 2006-20A 1, 5.21%, 1/1/26	4,269,938	4,682,113
Series 2006-20B 1, 5.35%, 2/1/26	1,226,837	1,351,135
Series 2006-20C 1, 5.57%, 3/1/26	5,966,862	6,618,054
Series 2006-20G 1, 6.07%, 7/1/26	11,392,130	12,932,766
Series 2006-20H 1, 5.70%, 8/1/26	94,759	106,550
Series 2006-20I 1, 5.54%, 9/1/26	196,518	218,253
Series 2006-20J 1, 5.37%, 10/1/26	3,922,580	4,347,708
Series 2006-20L 1, 5.12%, 12/1/26	3,118,529	3,418,588
Series 2007-20A 1, 5.32%, 1/1/27	7,381,717	8,198,423
Series 2007-20C 1, 5.23%, 3/1/27	11,756,564	13,125,551
Series 2007-20D 1, 5.32%, 4/1/27	11,490,483	12,807,024
Series 2007-20G 1, 5.82%, 7/1/27	8,438,543	9,627,021

		98,241,549
FOREIGN AGENCY: 2.7%
Corp. Nacional del Cobre de Chile (Chile) 4.50%, 9/16/25(b)	122,575,000	128,364,585
Petroleo Brasileiro SA (Brazil)
5.75%, 1/20/20	43,955,000	42,403,389
5.375%, 1/27/21	187,220,000	172,710,450
4.375%, 5/20/23	38,625,000	31,371,225
6.25%, 3/17/24	80,805,000	71,892,208
Petroleos Mexicanos (Mexico)
4.875%, 1/18/24	123,065,000	124,818,676
4.25%, 1/15/25	97,765,000	94,147,695

	PAR VALUE	VALUE
4.50%, 1/23/26	$15,065,000	$14,498,556
6.875%, 8/4/26(b)	63,400,000	70,881,200
6.625%, 6/15/35	112,290,000	115,770,990
5.50%, 6/27/44	51,975,000	46,962,011
6.375%, 1/23/45	166,156,000	166,282,445
5.625%, 1/23/46	190,720,000	173,841,280

		1,253,944,710
LOCAL AUTHORITY: 4.9%
L.A. Unified School District GO
5.75%, 7/1/34	6,075,000	8,040,992
6.758%, 7/1/34	185,585,000	267,418,706
New Jersey Turnpike Authority RB
7.414%, 1/1/40	41,065,000	64,433,038
7.102%, 1/1/41	148,277,000	224,258,583
New Valley Generation 4.929%, 1/15/21	294,665	324,661
State of California GO
7.50%, 4/1/34	199,956,000	302,955,335
7.55%, 4/1/39	195,880,000	309,641,228
7.30%, 10/1/39	116,735,000	176,797,492
7.625%, 3/1/40	103,410,000	163,465,358
7.60%, 11/1/40	56,435,000	90,865,429
State of Illinois GO
5.365%, 3/1/17	211,845,000	217,039,439
5.665%, 3/1/18	179,570,000	189,214,705
5.877%, 3/1/19	20,350,000	22,035,998
5.10%, 6/1/33	208,320,000	200,210,102

		2,236,701,066
SOVEREIGN: 0.1%
Spain Government International (Spain) 4.00%, 3/6/18(b)	55,790,000	57,944,052

		3,646,831,377
MORTGAGE-RELATED: 34.0%
FEDERAL AGENCY CMO & REMIC: 2.9%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	140,085	170,509
Series 1997-2 Z, 7.50%, 6/15/27	9,070,242	10,465,881
Series 1998-2 2A, 8.674%, 8/15/27	35,717	42,542
Series 1998-1 1A, 8.198%, 3/15/28	207,107	243,818
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	380,117	424,315
Trust 1998-58 PC, 6.50%, 10/25/28	2,046,431	2,310,652
Trust 2001-69 PQ, 6.00%, 12/25/31	2,461,509	2,814,637
Trust 2002-33 A1, 7.00%, 6/25/32	2,352,768	2,677,854
Trust 2002-69 Z, 5.50%, 10/25/32	283,605	320,214
Trust 2008-24 GD, 6.50%, 3/25/37	1,768,735	2,004,430
Trust 2007-47 PE, 5.00%, 5/25/37	4,959,494	5,453,009
Trust 2009-30 AG, 6.50%, 5/25/39	12,429,636	13,747,052
Trust 2009-53 QM, 5.50%, 5/25/39	2,634,388	2,850,546
Trust 2009-40 TB, 6.00%, 6/25/39	5,625,772	6,386,201
Trust 2001-T3 A1, 7.50%, 11/25/40	128,437	155,755
Trust 2010-123 WT, 7.00%, 11/25/40	46,979,099	56,337,547
Trust 2001-T7 A1, 7.50%, 2/25/41	81,472	98,905
Trust 2001-T5 A2, 6.987%, 6/19/41	48,967	55,835
Trust 2001-T5 A3, 7.50%, 6/19/41	251,800	305,596
Trust 2001-T4 A1, 7.50%, 7/25/41	2,217,357	2,652,203
Trust 2011-58 AT, 4.00%, 7/25/41	11,568,704	12,575,091
Trust 2001-T10 A1, 7.00%, 12/25/41	2,570,243	3,040,065
Trust 2013-106 MA, 4.00%, 2/25/42	23,913,800	26,060,827
Trust 2002-90 A1, 6.50%, 6/25/42	5,139,175	6,069,422
Trust 2002-W6 2A1, 6.247%, 6/25/42	2,950,800	3,523,808
Trust 2002-W8 A2, 7.00%, 6/25/42	1,740,331	2,020,516
Trust 2002-T16 A3, 7.50%, 7/25/42	3,773,523	4,453,058
Trust 2003-W2 1A2, 7.00%, 7/25/42	8,076,965	9,744,409
Trust 2003-W4 3A, 6.341%, 10/25/42	2,360,838	2,516,037

PAGE 8 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2012-121 NB, 7.00%, 11/25/42	$1,510,278	$1,783,895
Trust 2003-7 A1, 6.50%, 12/25/42	4,210,709	4,906,889
Trust 2003-W1 2A, 6.302%, 12/25/42	3,069,337	3,647,261
Trust 2012-133 HF, 0.803%, 12/25/42	47,717,822	47,452,106
Trust 2012-134 FD, 0.803%, 12/25/42	1,288,153	1,280,474
Trust 2012-134 FT, 0.803%, 12/25/42	67,192,800	66,789,690
Trust 2013-98 FA, 1.003%, 9/25/43	46,576,801	47,021,917
Trust 2013-101 CF, 1.053%, 10/25/43	23,702,685	23,902,921
Trust 2013-101 FE, 1.053%, 10/25/43	37,434,278	37,775,821
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,606,409	3,160,556
Trust 2004-W2 2A2, 7.00%, 2/25/44	128,506	151,380
Trust 2004-W2 5A, 7.50%, 3/25/44	6,133,102	7,124,684
Trust 2004-W8 3A, 7.50%, 6/25/44	4,481,542	5,358,641
Trust 2004-W14 1AF, 0.853%, 7/25/44	1,793,408	1,736,711
Trust 2004-W15 1A2, 6.50%, 8/25/44	1,005,072	1,129,491
Trust 2005-W1 1A3, 7.00%, 10/25/44	7,131,987	8,368,299
Trust 2001-79 BA, 7.00%, 3/25/45	807,837	959,777
Trust 2006-W1 1A1, 6.50%, 12/25/45	506,058	584,015
Trust 2006-W1 1A2, 7.00%, 12/25/45	3,668,953	4,350,869
Trust 2006-W1 1A3, 7.50%, 12/25/45	63,141	74,963
Trust 2006-W1 1A4, 8.00%, 12/25/45	4,266,851	5,209,127
Trust 2007-W10 1A, 6.324%, 8/25/47	15,809,828	18,171,101
Trust 2007-W10 2A, 6.339%, 8/25/47	4,663,027	5,347,055
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	216,171	248,798
Series 3312 AB, 6.50%, 6/15/32	3,888,417	4,433,605
Series T-41 2A, 6.253%, 7/25/32	294,683	337,317
Series 2587 ZU, 5.50%, 3/15/33	5,991,795	6,938,551
Series 2610 UA, 4.00%, 5/15/33	2,343,649	2,484,741
Series T-48 1A, 5.427%, 7/25/33	3,076,543	3,657,014
Series 2708 ZD, 5.50%, 11/15/33	24,379,137	27,542,949
Series 3204 ZM, 5.00%, 8/15/34	9,963,273	11,168,729
Series 3330 GZ, 5.50%, 6/15/37	5,433,192	6,016,380
Series 3427 Z, 5.00%, 3/15/38	4,709,855	5,261,635
Series 4091 JF, 0.942%, 6/15/41	31,398,472	31,501,195
Series 4120 YF, 0.792%, 10/15/42	72,687,859	72,336,224
Series 309 F4, 0.972%, 8/15/43	83,743,110	83,861,493
Series 311 F1, 0.992%, 8/15/43	106,013,140	106,150,024
Series T-51 1A, 6.50%, 9/25/43	67,437	80,860
Series 4281 BC, 4.50%, 12/15/43	199,190,357	220,963,257
Series 4283 DW, 4.50%, 12/15/43	122,628,922	136,645,064
Series 4283 EW, 4.50%, 12/15/43	74,532,509	81,907,180
Series 4310 FA, 0.992%, 2/15/44	2,896,421	2,904,138
Series 4319 MA, 4.577%, 3/15/44	38,337,000	42,123,055

		1,322,370,586
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 31.1%
Fannie Mae, 10 Year 6.00%, 11/1/16	50,931	51,066
Fannie Mae, 15 Year
3.50%, 8/1/26-12/1/29	714,474,855	757,527,360
4.00%, 9/1/25-5/1/29	185,496,578	197,670,378
4.50%, 3/1/29	40,724,364	43,592,425
5.00%, 9/1/25	65,400,469	70,283,368
5.50%, 1/1/18-7/1/25	174,125,653	189,486,485
6.00%, 7/1/16-3/1/23	56,054,503	60,508,306
6.50%, 2/1/17-12/1/19	2,512,325	2,552,253
7.00%, 11/1/17	2,255	2,282
7.50%, 8/1/17	26,318	26,579
Fannie Mae, 20 Year
4.00%, 9/1/30-6/1/36	2,463,687,263	2,667,118,150
4.50%, 3/1/29-1/1/34	649,945,143	712,038,612
Fannie Mae, 30 Year
4.00%, 8/1/43-6/1/46	85,941,743	90,135,714
4.50%, 6/1/36-3/1/46	2,070,362,538	2,271,469,510
5.00%, 7/1/37	14,653,059	16,324,816
5.50%, 2/1/33-11/1/39	242,649,781	275,226,093

	PAR VALUE	VALUE
6.00%, 11/1/28-2/1/39	$159,848,561	$185,238,830
6.50%, 12/1/32-8/1/39	67,534,197	78,701,840
7.00%, 4/1/32-2/1/39	97,397,538	115,239,025
Fannie Mae, 40 Year 4.50%, 1/1/52	13,335,619	14,434,054
Fannie Mae, Hybrid ARM
1.891%, 6/1/43	6,322,553	6,459,244
1.938%, 9/1/43	13,540,925	13,817,528
2.121%, 4/1/44	73,722,746	76,928,232
2.156%, 8/1/35	2,391,345	2,526,991
2.197%, 8/1/35	7,843,667	8,234,137
2.198%, 10/1/34	2,435,547	2,558,078
2.217%, 8/1/34	2,252,490	2,334,675
2.235%, 9/1/34	3,028,103	3,189,556
2.28%, 5/1/43	4,901,931	5,035,739
2.287%, 12/1/42	22,917,467	23,546,723
2.314%, 10/1/43	60,723,566	62,580,919
2.334%, 1/1/42-2/1/44	13,401,653	13,919,802
2.339%, 4/1/42	8,631,070	9,110,804
2.36%, 1/1/35	2,652,826	2,774,845
2.363%, 9/1/42	14,723,653	15,199,650
2.403%, 7/1/35	1,516,529	1,600,673
2.407%, 2/1/43	20,772,897	21,437,941
2.415%, 10/1/35	3,294,238	3,440,546
2.423%, 1/1/37	4,209,929	4,417,265
2.445%, 11/1/35	2,472,420	2,576,362
2.447%, 8/1/34-4/1/46	57,341,594	59,231,331
2.47%, 5/1/44	21,866,559	22,617,249
2.48%, 10/1/33-1/1/36	6,366,300	6,743,144
2.484%, 12/1/35	1,641,363	1,720,849
2.487%, 10/1/44	10,240,256	10,564,056
2.503%, 4/1/35	4,068,948	4,234,243
2.506%, 10/1/35	2,568,654	2,725,398
2.509%, 5/1/46	14,916,430	15,421,951
2.515%, 11/1/42	13,536,399	13,990,583
2.522%, 10/1/38	5,393,008	5,709,676
2.525%, 7/1/35	1,937,880	2,037,595
2.53%, 9/1/35	3,329,613	3,526,980
2.567%, 10/1/38	9,626,230	10,186,486
2.576%, 4/1/45	9,755,561	10,108,758
2.583%, 8/1/35-1/1/36	9,958,260	10,524,481
2.589%, 4/1/42	17,826,223	18,422,238
2.619%, 12/1/36	3,332,132	3,516,457
2.621%, 7/1/36	68,348	72,715
2.623%, 9/1/38	978,973	1,030,922
2.628%, 12/1/43	20,378,590	21,187,168
2.634%, 2/1/43	7,613,464	7,975,547
2.645%, 10/1/38	2,197,794	2,328,853
2.654%, 11/1/45	30,564,975	31,679,077
2.667%, 8/1/45	20,540,690	21,300,397
2.675%, 10/1/44	22,627,277	23,488,573
2.681%, 4/1/44-9/1/44	40,346,094	41,780,920
2.694%, 11/1/43	20,707,709	21,442,410
2.70%, 12/1/44	10,337,492	10,726,650
2.708%, 10/1/44	15,363,484	15,974,964
2.727%, 7/1/34	3,028,926	3,186,945
2.728%, 12/1/44	6,974,347	7,245,836
2.731%, 4/1/46	11,999,494	12,448,687
2.734%, 2/1/45	28,762,190	29,804,659
2.737%, 5/1/38-8/1/45	217,068,273	229,078,032
2.74%, 11/1/44	8,944,077	9,288,101
2.748%, 12/1/44	7,577,491	7,864,855
2.751%, 4/1/46	10,061,646	10,452,042
2.763%, 9/1/44	16,917,405	17,552,247
2.765%, 12/1/44	51,263,939	53,235,787
2.773%, 11/1/36	2,581,257	2,749,437
2.776%, 10/1/44	15,453,876	16,014,062

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
2.778%, 11/1/44	$14,696,473	$15,318,530
2.781%, 2/1/44	9,707,886	10,090,754
2.785%, 10/1/44	52,681,629	54,796,987
2.787%, 7/1/35	2,366,489	2,473,910
2.803%, 8/1/44	16,779,462	17,408,822
2.809%, 12/1/44	22,551,696	23,446,489
2.811%, 10/1/44	30,904,218	32,263,691
2.817%, 1/1/35-4/1/46	26,430,337	27,506,239
2.823%, 1/1/36	19,399,115	20,419,312
2.826%, 8/1/44	41,197,238	42,707,574
2.84%, 10/1/44	20,938,160	21,866,108
2.842%, 11/1/44	28,685,463	29,844,764
2.847%, 4/1/45	58,991,879	61,387,868
2.856%, 7/1/44	25,965,094	27,063,963
2.858%, 10/1/44	18,652,089	19,435,363
2.86%, 9/1/44	53,754,744	55,905,329
2.862%, 11/1/44	27,184,982	28,364,766
2.876%, 9/1/44	8,644,867	8,992,352
2.889%, 7/1/44	18,189,705	18,900,449
2.892%, 10/1/44	15,122,276	15,709,639
2.909%, 10/1/44	9,586,573	9,948,726
2.913%, 4/1/46	9,905,917	10,314,661
2.914%, 11/1/43-8/1/44	30,392,703	31,669,566
2.922%, 10/1/44	32,072,687	33,360,630
2.924%, 11/1/44	26,236,678	27,230,390
2.928%, 7/1/44	13,891,495	14,455,036
2.933%, 6/1/35	1,172,086	1,232,873
2.935%, 1/1/45	22,666,297	23,550,355
2.938%, 9/1/43-4/1/44	21,350,053	22,217,707
2.941%, 2/1/44	14,343,698	14,922,547
2.943%, 7/1/35	1,970,104	2,068,868
2.946%, 4/1/44-3/1/46	20,176,542	20,984,915
2.95%, 7/1/44	9,221,999	9,562,675
2.952%, 11/1/44	24,935,965	25,878,712
2.97%, 10/1/44	18,899,838	19,597,103
2.976%, 2/1/37	9,973,171	10,569,562
2.985%, 9/1/44	30,112,466	31,273,046
2.998%, 9/1/44	13,079,907	13,573,698
3.008%, 7/1/44	11,053,052	11,466,892
3.027%, 8/1/44	13,857,620	14,442,185
3.042%, 12/1/44	14,277,688	14,807,965
3.072%, 3/1/45	8,044,694	8,334,388
3.081%, 5/1/44	41,010,398	42,746,384
3.101%, 7/1/44	19,752,317	20,558,995
3.124%, 8/1/37	2,502,198	2,650,950
3.184%, 12/1/43	9,656,989	10,120,757
3.195%, 4/1/44	31,404,660	32,876,008
3.437%, 7/1/41	59,713,398	62,859,118
4.159%, 12/1/39	3,567,753	3,770,265
4.992%, 4/1/38	458,290	484,108
5.032%, 5/1/38	2,409,823	2,576,242
5.05%, 6/1/39	1,112,356	1,182,657
5.196%, 8/1/37	430,706	430,762
5.496%, 4/1/37	449,746	484,321
5.671%, 11/1/37	1,326,318	1,386,747
5.862%, 12/1/36	1,571,302	1,644,337
Fannie Mae, Multifamily DUS
Trust 2014-M13 ASQ2, 1.637%, 11/25/17	51,466,874	51,768,809
Pool AL6445, 2.44%, 1/1/22	13,945,020	14,515,896
Pool AL6455, 2.734%, 11/1/21	15,126,278	15,871,477
Pool AL6028, 2.936%, 7/1/21	4,068,757	4,258,123
Pool 745629, 5.189%, 1/1/18	45,710	46,869
Pool 888559, 5.505%, 6/1/17	9,298,488	9,565,721
Pool 735745, 5.599%, 1/1/17	533	533
Pool 888015, 5.878%, 11/1/16	4,700,078	4,696,789
Pool 745936, 6.022%, 8/1/16	74,068	74,192

	PAR VALUE	VALUE
Freddie Mac, Hybrid ARM
1.882%, 8/1/43	$98,042,936	$100,882,941
2.035%, 1/1/36	3,125,973	3,254,086
2.392%, 2/1/38	10,288,980	10,739,922
2.393%, 7/1/37	9,560,136	10,093,817
2.407%, 10/1/35	3,755,423	3,954,765
2.453%, 8/1/36	3,595,791	3,774,979
2.47%, 6/1/42	15,739,423	16,311,340
2.50%, 1/1/35	1,591,411	1,665,939
2.507%, 1/1/36	3,358,084	3,544,928
2.529%, 9/1/33	8,023,719	8,556,265
2.547%, 3/1/37	4,384,408	4,640,430
2.552%, 8/1/34	1,248,218	1,322,223
2.577%, 9/1/35	2,867,300	3,032,403
2.581%, 1/1/36	8,713,190	9,242,450
2.608%, 7/1/43	6,610,215	6,863,636
2.613%, 5/1/45	69,121,639	71,428,860
2.617%, 11/1/34	1,702,714	1,803,122
2.62%, 4/1/35-8/1/35	4,442,066	4,734,600
2.634%, 8/1/45	16,529,802	17,093,513
2.648%, 1/1/37	3,682,697	3,925,796
2.66%, 10/1/38	1,051,284	1,109,242
2.687%, 10/1/38	3,137,037	3,321,727
2.691%, 8/1/35	2,081,389	2,191,282
2.692%, 2/1/34	6,444,820	6,811,913
2.699%, 4/1/37	1,619,069	1,711,072
2.714%, 6/1/45	8,242,447	8,546,919
2.729%, 9/1/44	15,491,556	16,077,223
2.73%, 1/1/45	22,757,307	23,691,081
2.74%, 8/1/45	64,686,338	66,909,691
2.748%, 11/1/44	27,687,223	28,782,468
2.756%, 5/1/46	377,002,540	391,370,502
2.76%, 6/1/38	5,464,243	5,747,757
2.768%, 4/1/45	14,155,635	14,701,266
2.78%, 5/1/46	24,999,064	26,066,030
2.797%, 10/1/43	4,227,722	4,392,012
2.803%, 12/1/44	7,383,387	7,663,014
2.807%, 9/1/44	19,597,031	20,434,639
2.809%, 8/1/45	14,103,208	14,591,907
2.811%, 3/1/35	1,632,213	1,722,049
2.825%, 10/1/44-11/1/44	46,329,866	48,212,265
2.826%, 5/1/37-9/1/45	19,266,089	20,046,697
2.832%, 10/1/44	10,210,640	10,611,442
2.837%, 11/1/44	12,533,824	13,066,096
2.84%, 1/1/45	19,111,181	19,892,481
2.843%, 10/1/44	22,320,999	23,132,191
2.852%, 4/1/37	2,497,661	2,622,175
2.883%, 12/1/44	21,440,191	22,375,435
2.884%, 12/1/44	34,209,364	35,503,491
2.89%, 4/1/38	9,877,648	10,444,592
2.891%, 6/1/44	12,332,502	12,835,630
2.892%, 4/1/38	11,035,097	11,684,015
2.904%, 4/1/36-2/1/44	21,388,769	22,305,146
2.909%, 11/1/44	20,855,276	21,746,133
2.911%, 8/1/44-1/1/45	43,626,992	45,320,306
2.918%, 12/1/44	30,463,857	31,790,460
2.922%, 1/1/44	8,485,838	8,789,351
2.923%, 1/1/45	26,672,890	27,678,274
2.93%, 2/1/45	27,702,321	28,716,366
2.932%, 11/1/44	16,498,945	17,107,413
2.939%, 11/1/44	42,281,116	43,757,856
2.945%, 9/1/44	14,453,299	15,033,441
2.947%, 11/1/44	10,396,406	10,826,313
2.951%, 11/1/44	13,074,661	13,575,641
2.952%, 12/1/44	15,918,708	16,487,878
2.969%, 11/1/44	29,522,131	30,807,161
2.97%, 2/1/35	1,169,604	1,238,985
2.981%, 11/1/44	21,542,352	22,331,587

PAGE 10 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
3.015%, 7/1/44	$9,602,186	$9,976,269
3.016%, 5/1/44	162,861,781	169,425,386
3.024%, 10/1/44	21,882,325	22,771,240
3.026%, 7/1/44-10/1/44	35,102,418	36,559,990
3.031%, 8/1/44	15,309,123	15,874,403
3.058%, 4/1/44	12,601,761	13,123,302
3.088%, 8/1/44	15,750,436	16,353,439
3.103%, 6/1/44	37,747,817	39,291,631
3.129%, 1/1/44	6,801,201	7,067,190
3.134%, 4/1/44	5,500,551	5,725,142
3.573%, 6/1/41	9,510,714	9,924,680
3.695%, 9/1/41	11,427,597	11,972,403
4.629%, 6/1/38	1,055,931	1,109,574
5.23%, 5/1/38	3,166,783	3,350,749
5.446%, 11/1/39	3,541,154	3,726,452
5.809%, 1/1/38	1,270,314	1,344,661
6.131%, 12/1/36	1,777,482	1,867,533
6.239%, 10/1/37	313,579	338,168
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	4,488	4,484
Freddie Mac Gold, 15 Year
4.00%, 6/1/26-6/1/27	330,107,189	352,269,256
4.50%, 3/1/25-6/1/26	21,739,238	23,333,349
5.50%, 10/1/20-12/1/24	10,153,727	10,786,218
6.00%, 8/1/16-11/1/23	19,573,884	21,273,900
6.50%, 2/1/17-9/1/18	685,429	694,785
Freddie Mac Gold, 20 Year
4.00%, 9/1/31-10/1/35	333,002,487	359,916,082
4.50%, 5/1/30-1/1/34	162,339,673	178,088,381
6.00%, 12/1/27	28,313,794	32,150,923
6.50%, 10/1/26	3,513,840	4,074,969
Freddie Mac Gold, 30 Year
4.00%, 5/1/46	10,055,225	10,532,977
4.50%, 3/1/39-2/1/46	1,165,841,547	1,275,576,576
5.50%, 3/1/34-12/1/38	85,063,100	95,944,963
6.00%, 2/1/33-2/1/39	34,292,315	39,388,310
6.50%, 12/1/32-10/1/38	19,498,776	22,467,995
7.00%, 4/1/31-11/1/38	5,665,834	6,565,583
7.90%, 2/17/21	295,848	314,074
Ginnie Mae, 20 Year 4.00%, 1/20/35	16,394,702	17,542,986
Ginnie Mae, 30 Year
7.00%, 5/15/28	398,142	467,431
7.50%, 9/15/17-5/15/25	1,321,552	1,531,485
7.80%, 6/15/20-1/15/21	278,416	295,140
7.85%, 1/15/21-10/15/21	5,319	5,340
8.00%, 9/15/20	4,911	5,282

		14,362,122,017
PRIVATE LABEL CMO & REMIC: 0.0%(e)
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	4,511,573	4,904,720

		15,689,397,323
ASSET-BACKED: 3.3%
AUTO LOAN: 0.4%
Ford Credit Auto Owner Trust Series 2015-1 A, 2.12%, 7/15/26(b)	200,480,000	203,516,209

CREDIT CARD: 0.4%
Chase Issuance Trust Series 2015-A2 A2, 1.59%, 2/18/20	185,397,000	187,318,176

OTHER: 1.8%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	608,469,840	519,481,126
9.75%, 1/6/27(b)	382,550,000	323,254,750

		842,735,876

	PAR VALUE	VALUE
STUDENT LOAN: 0.7%
Navient Student Loan Trust (Private Loans) Series 2014-AA A2A, 2.74%, 2/15/29(b)	$35,880,000	$36,241,186
SLM Student Loan Trust (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	58,445,000	58,347,572
Series 2012-B A2, 3.48%, 10/15/30(b)	54,072,791	55,111,892
Series 2013-C A2A, 2.94%, 10/15/31(b)	41,885,000	42,887,187
Series 2012-E A2A, 2.09%, 6/15/45(b)	14,555,000	14,587,523
Series 2012-C A2, 3.31%, 10/15/46(b)	94,748,000	96,644,239

		303,819,599

		1,537,389,860
CORPORATE: 45.8%
FINANCIALS: 14.7%
Anthem, Inc. 3.70%, 8/15/21	42,864,000	45,825,945
Bank of America Corp.
7.625%, 6/1/19	188,582,000	218,350,800
5.625%, 7/1/20	73,416,000	82,603,131
4.20%, 8/26/24	163,140,000	168,714,494
4.25%, 10/22/26	127,024,000	131,804,802
6.625%, 5/23/36(a)	244,578,000	299,457,635
Barclays PLC (United Kingdom) 4.375%, 9/11/24	275,404,000	266,367,444
BNP Paribas SA (France)
4.25%, 10/15/24	379,446,000	390,376,701
4.375%, 9/28/25(b)	115,425,000	117,101,548
Boston Properties, Inc.
5.875%, 10/15/19	48,079,000	54,052,816
5.625%, 11/15/20	79,385,000	90,869,390
4.125%, 5/15/21	52,852,000	57,624,219
3.85%, 2/1/23	99,296,000	106,298,652
3.125%, 9/1/23	44,040,000	45,286,993
3.80%, 2/1/24	88,654,000	95,210,318
Capital One Financial Corp.
4.75%, 7/15/21	173,640,000	192,934,703
3.50%, 6/15/23	193,115,000	199,728,803
3.75%, 4/24/24	36,940,000	38,555,386
3.20%, 2/5/25	67,240,000	67,899,490
4.20%, 10/29/25	117,079,000	120,420,552
Centene Corp. 6.375%, 6/1/17	120,854,000	124,328,553
Cigna Corp.
4.00%, 2/15/22	62,964,000	67,976,060
7.65%, 3/1/23	7,217,000	8,952,075
7.875%, 5/15/27	33,255,000	46,028,279
8.30%, 1/15/33	8,195,000	11,485,891
6.15%, 11/15/36	88,097,000	109,186,100
5.875%, 3/15/41	18,939,000	23,253,077
5.375%, 2/15/42	56,018,000	66,341,669
Citigroup, Inc.
2.326%, 5/15/18	120,345,000	122,444,539
3.50%, 5/15/23	105,730,000	107,914,593
6.692%, 10/30/40(a)	381,543,025	398,178,301
Equity Residential
4.75%, 7/15/20	5,200,000	5,765,890
4.625%, 12/15/21	61,355,000	69,291,147
3.00%, 4/15/23	47,300,000	48,583,817
3.375%, 6/1/25	77,890,000	82,194,201
HSBC Holdings PLC (United Kingdom)
5.10%, 4/5/21	85,935,000	94,830,733
9.30%, 6/1/21	100,000	124,941
4.30%, 3/8/26	116,100,000	123,185,931
6.50%, 5/2/36	179,105,000	214,225,699
6.50%, 9/15/37	195,591,000	236,298,572
6.80%, 6/1/38	32,000,000	39,881,152
JPMorgan Chase & Co.
3.375%, 5/1/23	92,238,000	94,052,690
4.125%, 12/15/26	106,000,000	112,369,540
8.75%, 9/1/30(a)	48,438,000	70,879,374

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	$218,317,000	$221,576,036
4.582%, 12/10/25(b)	24,585,000	24,726,216
4.65%, 3/24/26	76,025,000	77,021,916
Navient Corp.
6.00%, 1/25/17	166,603,000	168,685,538
4.625%, 9/25/17	111,437,000	112,272,778
8.45%, 6/15/18	192,028,000	207,630,275
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	292,243,000	306,517,025
6.00%, 12/19/23	264,320,000	268,685,773
Unum Group
7.19%, 2/1/28	11,295,000	13,519,290
7.25%, 3/15/28	25,060,000	30,921,734
6.75%, 12/15/28	8,107,000	9,545,563
Wells Fargo & Co. 4.30%, 7/22/27	247,864,000	267,518,376

		6,775,877,166
INDUSTRIALS: 29.6%
Allergan PLC (Ireland)
3.00%, 3/12/20	84,395,000	86,959,258
3.45%, 3/15/22	48,825,000	50,724,537
3.80%, 3/15/25	79,049,000	82,250,485
AT&T, Inc.
3.40%, 5/15/25	133,149,000	136,263,488
4.125%, 2/17/26	48,170,000	51,746,237
8.25%, 11/15/31	190,653,000	274,377,502
6.55%, 2/15/39	59,430,000	73,277,547
5.35%, 9/1/40	59,744,000	65,392,496
4.75%, 5/15/46	77,670,000	79,607,556
5.65%, 2/15/47	120,390,000	137,724,475
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(a)(b)	231,972,000	246,470,250
Boston Scientific Corp. 6.00%, 1/15/20	15,690,000	17,862,563
Burlington Northern Santa Fe LLC(d)
4.70%, 10/1/19	33,445,000	36,981,106
7.57%, 1/2/21	8,180,132	8,959,985
8.251%, 1/15/21	3,529,976	3,993,748
3.05%, 9/1/22	39,535,000	42,098,015
5.943%, 1/15/23	45,954	49,791
3.85%, 9/1/23	89,340,000	99,446,856
5.72%, 1/15/24	14,867,185	16,818,325
5.342%, 4/1/24	4,676,851	5,196,029
5.629%, 4/1/24	19,269,332	21,738,755
5.996%, 4/1/24	37,004,123	43,106,054
3.442%, 6/16/28(b)	87,336,651	90,512,648
Cemex SAB de CV (Mexico)
6.50%, 12/10/19(b)	138,875,000	147,207,500
7.25%, 1/15/21(b)	163,907,000	172,954,666
6.00%, 4/1/24(b)	113,175,000	109,779,750
5.70%, 1/11/25(b)	202,411,000	191,784,423
6.125%, 5/5/25(b)	95,400,000	92,776,500
Charter Communications, Inc.
8.75%, 2/14/19	130,460,000	152,326,270
8.25%, 4/1/19	237,543,000	275,835,169
5.00%, 2/1/20	20,700,000	22,501,542
4.125%, 2/15/21	30,545,000	32,339,244
4.00%, 9/1/21	40,609,000	43,139,428
4.908%, 7/23/25(b)	122,505,000	133,517,832
6.55%, 5/1/37	46,188,000	53,891,235
6.75%, 6/15/39	112,072,000	131,742,990
6.484%, 10/23/45(b)	92,015,000	109,934,737
Cox Enterprises, Inc.
5.875%, 12/1/16(b)	76,215,000	77,522,849

	PAR VALUE	VALUE
9.375%, 1/15/19(b)	$145,119,000	$169,059,136
3.25%, 12/15/22(b)	147,403,000	147,013,266
2.95%, 6/30/23(b)	241,788,000	233,110,954
3.85%, 2/1/25(b)	203,026,000	204,582,600
CRH PLC (Ireland) 3.875%, 5/18/25(b)	185,239,000	195,549,217
CSX Corp.
9.75%, 6/15/20	10,067,000	12,848,562
6.251%, 1/15/23	15,173,398	17,625,419
Diamond 1&2 Finco (Dell-EMC)
4.42%, 6/15/21(b)	255,000,000	262,090,275
5.45%, 6/15/23(b)	149,150,000	154,657,513
Dillard’s, Inc.
7.13%, 8/1/18	23,565,000	25,568,025
7.875%, 1/1/23	275,000	320,375
7.75%, 7/15/26	21,016,000	24,038,101
7.75%, 5/15/27	12,848,000	14,743,080
7.00%, 12/1/28	28,225,000	31,298,138
Dow Chemical Co.
8.55%, 5/15/19	156,085,000	185,568,832
4.25%, 11/15/20	7,726,000	8,444,765
3.00%, 11/15/22	24,240,000	25,015,244
7.375%, 11/1/29	69,100,000	92,702,003
9.40%, 5/15/39	144,913,000	228,278,116
5.25%, 11/15/41	12,378,000	13,760,152
Eaton Corp. PLC (Ireland) 2.75%, 11/2/22	61,835,000	63,400,353
FedEx Corp. 8.00%, 1/15/19	18,050,000	20,975,652
Ford Motor Credit Co. LLC(d)
8.125%, 1/15/20	16,910,000	20,169,656
5.75%, 2/1/21	212,923,000	242,058,532
5.875%, 8/2/21	153,240,000	175,771,337
3.219%, 1/9/22	39,700,000	40,671,141
4.25%, 9/20/22	41,925,000	45,217,957
4.375%, 8/6/23	10,604,000	11,529,347
Hewlett Packard Enterprise Co. 3.60%, 10/15/20(b)	302,850,000	316,138,452
Imperial Brands PLC (United Kingdom)
3.75%, 7/21/22(b)	124,595,000	131,501,425
4.25%, 7/21/25(b)	385,702,000	417,729,537
Kinder Morgan, Inc.
3.45%, 2/15/23	23,425,000	22,782,077
3.50%, 9/1/23	43,211,000	42,326,125
5.625%, 11/15/23(b)	49,500,000	53,040,488
4.15%, 2/1/24	47,997,000	48,262,567
4.25%, 9/1/24	22,635,000	22,928,350
4.30%, 6/1/25	196,680,000	201,476,632
6.50%, 2/1/37	50,861,000	53,390,012
6.95%, 1/15/38	92,139,000	101,907,577
6.50%, 9/1/39	72,546,000	75,912,932
5.00%, 8/15/42	57,054,000	53,822,005
5.00%, 3/1/43	71,101,000	67,359,310
5.50%, 3/1/44	90,632,000	90,729,611
5.40%, 9/1/44	64,829,000	64,007,422
5.55%, 6/1/45	40,000,000	40,652,360
5.05%, 2/15/46	62,325,000	59,278,803
LafargeHolcim, Ltd. (Switzerland) 6.50%, 7/15/16	75,696,000	75,788,728
Macy’s, Inc.
6.65%, 7/15/24	52,526,000	60,747,790
7.00%, 2/15/28	27,985,000	31,373,844
6.70%, 9/15/28	34,115,000	36,663,459
6.90%, 4/1/29	67,888,000	74,642,652
6.90%, 1/15/32	60,095,000	64,327,311
6.70%, 7/15/34	138,885,000	149,704,003
4.50%, 12/15/34	154,923,000	137,313,832
6.375%, 3/15/37	110,793,000	112,152,319

PAGE 12 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(b)	$220,010,000	$240,094,713
5.50%, 7/21/25(b)	257,875,000	268,190,000
Nordstrom, Inc. 6.95%, 3/15/28	20,107,000	24,776,730
Norfolk Southern Corp.
7.70%, 5/15/17	28,585,000	30,174,383
9.75%, 6/15/20	13,813,000	17,765,286
RELX PLC (United Kingdom)
8.625%, 1/15/19	28,613,000	33,000,775
3.125%, 10/15/22	144,337,000	146,712,210
Sprint Corp. 6.00%, 12/1/16	303,716,000	305,614,225
Teck Resources, Ltd. (Canada)
4.75%, 1/15/22	13,000,000	10,983,700
3.75%, 2/1/23	26,161,000	19,882,360
6.00%, 8/15/40	28,825,000	20,177,500
6.25%, 7/15/41	38,195,000	27,118,450
5.40%, 2/1/43	56,950,000	37,587,000
Telecom Italia SPA (Italy)
6.999%, 6/4/18	165,232,000	178,863,640
7.175%, 6/18/19	200,711,000	226,301,652
5.303%, 5/30/24(b)	168,769,000	168,347,078
7.20%, 7/18/36	53,458,000	53,524,823
7.721%, 6/4/38	129,877,000	135,072,080
Time Warner, Inc.
7.625%, 4/15/31	281,417,000	386,241,455
7.70%, 5/1/32	231,134,000	322,137,003
TransCanada Corp. (Canada) 5.625%, 5/20/75(a)	237,639,000	219,221,977
Twenty-First Century Fox, Inc.
6.20%, 12/15/34	14,795,000	18,559,721
6.40%, 12/15/35	49,525,000	62,994,661
6.15%, 3/1/37	31,905,000	39,749,865
6.65%, 11/15/37	79,075,000	103,754,861
6.15%, 2/15/41	40,108,000	50,139,893
Union Pacific Corp.
7.60%, 1/2/20	1,000,851	1,130,853
6.061%, 1/17/23	5,290,654	5,917,422
4.698%, 1/2/24	3,382,201	3,635,866
3.646%, 2/15/24	35,886,000	39,694,797
3.75%, 3/15/24	9,550,000	10,626,906
5.082%, 1/2/29	7,880,710	8,796,685
5.866%, 7/2/30	41,980,471	49,269,309
6.176%, 1/2/31	36,898,280	44,925,463
Verizon Communications, Inc.
4.272%, 1/15/36	166,472,000	170,175,503
6.55%, 9/15/43	447,469,000	601,772,868
4.522%, 9/15/48	123,250,000	127,309,239
Vulcan Materials Co. 7.50%, 6/15/21	143,984,000	172,967,979
Xerox Corp.
6.75%, 2/1/17	62,799,000	64,484,651
2.95%, 3/15/17	1,125,000	1,134,750
6.35%, 5/15/18	106,052,000	113,396,843
5.625%, 12/15/19	87,407,000	93,697,594
2.75%, 9/1/20	27,389,000	26,402,585
4.50%, 5/15/21	63,744,000	64,460,610
Zoetis, Inc.
3.45%, 11/13/20	39,377,000	40,655,650
4.50%, 11/13/25	166,139,000	183,313,121

		13,661,593,947
UTILITIES: 1.5%
Dominion Resources, Inc.
2.962%, 7/1/19	10,000,000	10,180,340
4.104%, 4/1/21	60,555,000	64,088,021
5.75%, 10/1/54(a)	232,036,000	230,875,820

	PAR VALUE	VALUE
Enel SPA (Italy)
6.80%, 9/15/37(b)	$153,664,000	$199,401,475
6.00%, 10/7/39(b)	137,712,000	162,781,919

		667,327,575

		21,104,798,688

TOTAL DEBT SECURITIES (Cost $43,680,471,712)		$45,509,627,264

SHORT-TERM INVESTMENTS: 0.6%
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$46,041,743	$46,041,743

REPURCHASE AGREEMENT: 0.5%
Fixed Income Clearing Corporation(c) 0.20%, dated 6/30/16, due 7/1/16, maturity value $236,493,314	236,492,000	236,492,000

TOTAL SHORT-TERM INVESTMENTS (Cost $282,533,743)		$282,533,743

TOTAL INVESTMENTS (Cost $43,963,005,455)	99.3%	$45,792,161,007
OTHER ASSETS LESS LIABILITIES	0.7%	316,088,698

NET ASSETS	100.0%	$46,108,249,705

(a)	Hybrid security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, all such securities in total represented $6,449,743,208 or 14.0% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.75%-2.625%, 8/15/20-10/31/20. Total collateral value is $241,222,075.
(d)	Subsidiary (see below)
(e)	Rounds to 0.0%

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	15,611	Sep 2016	$(2,076,019,078)	$(56,139,693)
Long Term U.S. Treasury Bond—Short Position	8,137	Sep 2016	(1,516,533,375)	(100,155,410)

				$(156,295,103)

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 13

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2016
ASSETS:
Investments, at value (cost $43,963,005,455)	$45,792,161,007
Cash	3,133
Cash held at broker	58,507,883
Receivable for investments sold	35,102,019
Receivable from broker for variation margin	8,593,688
Receivable for Fund shares sold	29,989,033
Interest receivable	394,644,458
Prepaid expenses and other assets	77,702

46,319,078,923

LIABILITIES:
Payable for investments purchased	141,727,000
Payable for Fund shares redeemed	51,190,909
Management fees payable	15,005,351
Accrued expenses	2,905,958

210,829,218

NET ASSETS	$46,108,249,705

NET ASSETS CONSIST OF:
Paid in capital	$44,706,075,064
Undistributed net investment income	13,998,007
Accumulated net realized loss	(284,683,815)
Net unrealized appreciation	1,672,860,449

$46,108,249,705

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	3,360,061,816
Net asset value per share	$13.72

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2016
INVESTMENT INCOME:
Dividends	$13,193,758
Interest	809,370,106

822,563,864

EXPENSES:
Management fees	88,017,093
Custody and fund accounting fees	338,690
Transfer agent fees	4,436,776
Professional services	85,797
Shareholder reports	1,091,446
Registration fees	351,321
Trustees’ fees	123,750
Miscellaneous	342,860

94,787,733

NET INVESTMENT INCOME	727,776,131

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	69,697,910
Futures contracts	(199,106,908)
Net change in unrealized appreciation/depreciation
Investments	1,772,011,662
Futures contracts	(159,364,449)

Net realized and unrealized gain	1,483,238,215

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,211,014,346

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income	$727,776,131	$1,294,198,890
Net realized loss	(129,408,998)	(89,786,703)
Net change in unrealized appreciation/depreciation	1,612,647,213	(1,501,188,107)

	2,211,014,346	(296,775,920)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(726,308,589)	(1,293,890,373)
Net realized gain	(62,011,943)	(25,501,766)

Total distributions	(788,320,532)	(1,319,392,139)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	5,919,085,263	14,066,640,197
Reinvestment of distributions	649,811,462	1,067,877,119
Cost of shares redeemed	(5,008,593,593)	(9,521,033,129)

Net increase from Fund share transactions	1,560,303,132	5,613,484,187

Total increase in net assets	2,982,996,946	3,997,316,128

NET ASSETS:
Beginning of period	43,125,252,759	39,127,936,631

End of period (including undistributed net investment income of $13,998,007 and $12,530,465, respectively)	$46,108,249,705	$43,125,252,759

SHARE INFORMATION:
Shares sold	439,487,735	1,023,992,169
Distributions reinvested	48,069,927	79,082,204
Shares redeemed	(372,425,731)	(698,078,052)

Net increase in shares outstanding	115,131,931	404,996,321

PAGE 14 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are typically valued as of the normally scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made

DODGE & COX INCOME FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2016, these Treasury futures contracts had notional values ranging from 7% to 10% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2016:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$3,531,210,016
Government-Related	—	3,646,831,377
Mortgage-Related	—	15,689,397,323
Asset-Backed	—	1,537,389,860
Corporate	—	21,104,798,688
Short-term Investments
Money Market Fund	46,041,743	—
Repurchase Agreement	—	236,492,000

Total Securities	$46,041,743	$45,746,119,264

Other Financial Instruments
Futures Contracts
Depreciation	$(156,295,103)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2016. There were no Level 3 securities at June 30, 2016 and December 31, 2015 and there were no transfers to Level 3 during the period.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and futures contracts. At June 30, 2016, the cost of investments for federal income tax purposes was $43,963,049,817.

PAGE 16 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Ordinary income	$726,308,589	$1,300,100,433
	($0.220 per share)	($0.405 per share)

Long-term capital gain	$62,011,943	$19,291,706
	($0.019 per share)	($0.006 per share)

At June 30, 2016, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,001,856,288
Unrealized depreciation	(172,745,098)

Net unrealized appreciation	1,829,111,190
Accumulated capital loss(a)	(290,858,073)
Undistributed ordinary income	14,387,143
Deferred loss(b)	(150,465,619)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2016 to June 30, 2016.
(b)	Represents net short-term realized loss incurred between November 1, 2015 and December 31, 2015. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2016.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2016, the Fund’s commitment fee amounted to $100,101 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2016, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,769,148,028 and $2,656,722,392, respectively. For the six months ended June 30, 2016, purchases and sales of U.S. government securities aggregated $5,970,129,035 and $3,152,182,041, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2016, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX INCOME FUND ▪ PAGE 17

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2016(a)		2015	2014	2013	2012	2011

Net asset value, beginning of period	$13.29		$13.78	$13.53	$13.86	$13.30	$13.23
Income from investment operations:
Net investment income	0.22		0.40	0.39	0.42	0.48	0.55
Net realized and unrealized gain (loss)	0.45		(0.48)	0.35	(0.33)	0.56	0.07

Total from investment operations	0.67		(0.08)	0.74	0.09	1.04	0.62

Distributions to shareholders from:
Net investment income	(0.22)		(0.40)	(0.39)	(0.42)	(0.48)	(0.55)
Net realized gain	(0.02)		(0.01)	(0.10)	—	—	—

Total distributions	(0.24)		(0.41)	(0.49)	(0.42)	(0.48)	(0.55)

Net asset value, end of period	$13.72		$13.29	$13.78	$13.53	$13.86	$13.30

Total return	5.07%		(0.59)%	5.48%	0.64%	7.94%	4.76%
Ratios/supplemental data:
Net assets, end of period (millions)	$46,108		$43,125	$39,128	$24,654	$26,539	$24,051
Ratio of expenses to average net assets	0.43	%(b)	0.43%	0.44%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	3.31	%(b)	2.97%	2.89%	3.00%	3.52%	4.12%
Portfolio turnover rate	13%		24%	27%	38%	26%	27%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX INCOME FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INCOME FUND ▪ PAGE 19

Income Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2016, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2016

Semi-Annual Report

June 30, 2016

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

6/16 GBF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

MARKET COMMENTARY

Global bond markets performed well during the first half of 2016, as interest rates fell in most countries, driving bond prices higher. Early in the year, risk assets fluctuated wildly as concerns about weak global growth intensified, fears of a financial crisis in China grew, and commodity prices tumbled. While markets and commodity prices generally bottomed in mid-February and rebounded in ensuing months, concerns about global economic and political developments continued, culminating in June with the United Kingdom’s vote to leave the European Union (“Brexit”). This led to large moves across financial markets, including a 10% decline in the British pound, to a level not seen since the 1980s. Subsequently, many assets recovered from earlier losses, but significant uncertainty remains regarding the process and contour of the separation, and the broader economic and political ramifications.

In the United States, the Federal Reserve (Fed) left interest rates unchanged, and market expectations regarding the timing and pace of future U.S. interest rate increases were pushed back. The Fed maintained its cautious stance, balancing an improving domestic economy, marked by tightening labor markets and rising core inflation, with more tenuous economic and financial conditions abroad. Central banks in Europe and Japan adopted (or amplified) negative interest rate policies and expanded bond buying programs as they struggled to stimulate growth and inflation. Accordingly, German and Japanese 10-year bond yields reached new lows of –0.13% and –0.23%, respectively.

While 2015 was characterized by a large and broad U.S. dollar rally, 2016 has seen much more mixed performance among currencies versus the U.S. dollar. Somewhat paradoxically, the Japanese yen and Brazilian real, which have little in common, were the two strongest currencies. The Japanese yen is a “safe haven” currency that appreciated 16% against the U.S. dollar as global risks were in focus (e.g., China, Brexit). In addition, doubts intensified about the efficacy of Abenomics, a set of policies which had driven the currency down in recent years. The Brazilian real stands in direct contrast: Brazil is challenged by high interest rates and inflation, political turmoil, and weak economic fundamentals. But, the currency surged 23% (from multi-year lows) as commodity prices firmed and the market reacted positively to the growing likelihood of a leadership change atop the government. On the other hand, the Mexican peso declined 6%, despite relatively strong economic fundamentals. In turn, Banco de Mexico boldly raised policy rates by 1.0% in an effort to stabilize inflation expectations and the exchange rate.

Corporate bonds performed well over the period, especially commodity-related sectors which rebounded strongly after substantial underperformance early in the year. However, fears about lower profitability and rising defaults put pressure on European banks. As part of its stimulus plan, the European Central Bank began buying selected euro-denominated investment-grade corporate bonds in June, providing strong support for that market.

INVESTMENT STRATEGY: WHY WE ARE UNIQUE

Investors may associate global bond funds with low-yielding developed market government bonds. However, the Dodge & Cox Global Bond Fund is different, as its current holdings are primarily credit securities(a) and emerging market local government bonds. These investments, selected individually based on extensive research, have provided investors of the Fund with a significantly higher yield than that of the Barclays Global Aggregate Bond Index. At any point in time, we seek attractive sources of return in three areas—credit, currency and rates—leveraging our large and experienced investment team to source investment ideas from the vast global bond universe. The Fund shares many elements of its investment approach with the other Dodge & Cox Funds: research-intensive fundamental analysis and individual security selection, a team-oriented decision making process, a long-term investment horizon, and diversification within and across sectors.

Picking Survivors in the Credit Universe

Almost two-thirds of the Fund is invested in corporate and government-related sectors, for which credit yield premiums(b) are at attractive long-term levels. During the first half of the year, the Fund benefited from both an overweight to these sectors as well as strong security selection within them.

As we construct our bond portfolio, we seek bonds with attractive risk/reward characteristics and often look for “survivors” in industries or countries facing headwinds, where valuations may reflect excessive pessimism. For bond investors, avoiding the losers is as, if not more, important than picking the winners because unlike for equities, upside is capped at being paid back full principal and interest. Thus, rigorous exploration of investment risks is paramount. This is especially true in the current low yield environment, where losses from one default could have an outsized impact on overall portfolio returns. At Dodge & Cox, we have a strong track record of credit selection, and the Fund is managed by our experienced Global Bond Investment Policy Committee (average tenure of 21 years at Dodge & Cox) whose members have invested successfully through many market cycles.

During the first half of 2016, several of the strongest performers were from sectors or industries that were the weakest performers in 2015, such as the Fund’s energy-related holdings. Consistent with our approach, when sentiment was bleak and valuations were lower, we focused on protecting against downside risk, seeking issuers with the ability to withstand lower commodity prices for a sustained period. Key factors in our analysis include size and sources of liquidity, cost position relative to competitors, and management’s track record and approach to managing the balance sheet. We have selectively and incrementally added investments in this area (e.g., from 4% at the end of 2014 to 10% at the end of the period). The Fund’s largest energy holdings include Kinder Morgan and TransCanada(c), two dominant midstream operators with relatively low direct commodity exposure and stable cash flows.

PAGE 2 ▪ DODGE & COX GLOBAL BOND FUND

A sector that has been relatively weak recently is financial institutions, particularly UK banks. The Fund holds the debt of four UK banks (Barclays, HSBC, Lloyds, and Royal Bank of Scotland) representing 5%(d) of the portfolio. Key concerns weighing on these companies include lower interest rates which limit profitability, lower UK economic growth which may cause a rise in defaults, and Brexit which may disrupt current business practices. However, we believe valuations incorporate overly pessimistic expectations and these issuers have sufficient liquidity and capital to weather strong macroeconomic headwinds or shocks to asset quality.

Selectively Finding Value in Currencies

The Fund’s foreign currency exposure contributed modestly to returns over the period. Our philosophy is to be selective and defensive when taking foreign currency risk, as currency volatility can overwhelm bond returns. The Fund’s U.S. dollar weighting is 83% (versus 43% for the benchmark), a 5% increase from the end of 2015. Most of the Fund’s non-U.S. currency exposure comes from Latin American currencies, several of which (e.g., Chile, Colombia) benefited from the recovery in commodity prices paired with the growing expectation for continued low U.S. interest rates. The Mexican peso continues to be our largest foreign currency exposure (8%) and had a negative impact on returns. But we believe the peso’s current valuation is not representative of relatively strong economic fundamentals, underpinned by prudent macro policies and transformative reforms that should have a positive impact over our investment horizon.

During the period, we reduced the Fund’s exposure to two currencies—the Brazilian real and the British pound—which both moved significantly but in opposite directions. Our decision to exit our 2% exposure to the Brazilian real was based on our belief that the currency’s rally (which boosted the Fund’s performance) reflected too much optimism about the nation’s new political leadership. Brazil still faces a tremendous fiscal adjustment, as well as significant inflation challenges, and the currency may depreciate further. We continue to hold U.S. dollar-denominated Brazilian holdings where we find the risk/reward proposition more compelling. Our decision to hedge the Fund’s British pound exposure (which was done prior to Brexit) was driven by our assessment of several challenges for the currency including a large current account deficit, as well as Brexit-related concerns (e.g., higher likelihood of economic headwinds, financial stress, easier monetary policy).

Continued Caution on Interest Rate Risk

The decline in interest rates has provided a large tailwind to bond performance in recent years. But, with yields at record lows and negative yields increasingly prevalent, investors’ expectations for future returns should be more modest. Lower global growth and substantial uncertainty may exert downward pressure on U.S. interest rates and make it harder for the Fed to tighten policy despite encouraging U.S. economic data. However, we believe market expectations for future inflation and interest rates are too low and therefore have a defensive duration(e) posture in the Fund (3.0 years versus 6.9 years for the benchmark).

IN CLOSING

The Fund’s year-to-date return has been positive and was driven by all three major dimensions of the Fund—credit, currency, and rates. Looking forward, we remain optimistic about the outlook for the Fund’s holdings. Uncertainty in the financial markets is always present but it creates opportunities for investors like us. We are confident that we are well positioned to continue to identify attractive investments in the vast global bond universe.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2016

(a)	Credit securities refers to corporate bonds and government-related securities, as classified by Barclays.
(b)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums results in a higher valuation. Widening yield premiums results in a lower valuation.
(c)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(d)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2016.
(e)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the Barclays Global Agg by 2.7 percentage points year to date.

Key Detractors from Relative Results

▪

Currency positioning detracted from relative returns, primarily because of the Fund’s lack of exposure to the yen (no holdings versus 16% in the Barclays Global Agg), which appreciated 16.5% versus the U.S. dollar.

▪

The Fund’s considerably lower duration (3.1 versus 6.6 in the Barclays Global Agg) detracted from relative returns as global interest rates declined, including in Europe and Japan where the Fund has limited exposure.

▪	European credits generally underperformed, particularly the Fund’s UK bank and Italian holdings (i.e., Telecom Italia, Enel).

Key Contributors to Relative Results

▪	The Fund’s commodity-related credit holdings, particularly those from Brazil, contributed strongly to returns, including Rio Oil Finance Trust, Petrobras, Teck Resources, and Kinder Morgan.
▪	The Fund’s overweight to Latin American currencies (14% versus 0% in the Barclays Global Agg) and interest rates added to relative returns.
▪	The Fund’s higher allocation to corporate securities (58% versus 18% in the Barclays Global Agg) boosted relative returns as credit yield premiums generally tightened.

Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Bond Investment Policy Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL BOND FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2016

	1 Year	3 Years	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund(a)	1.88%	2.11%	1.16%
Barclays Global Aggregate Bond Index (Barclays Global Agg)	8.87	2.79	0.73
(a)

Expense reimbursements have been in effect for the Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower. The Fund’s returns since May 1, 2014 are as presented in the Financial Highlights.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays Global Aggregate Bond Index (Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2016	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,063.10	$3.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.88	3.01
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2016

GENERAL INFORMATION
Net Asset Value Per Share	$10.28
Total Net Assets (millions)	$73.9
Net Expense Ratio(b)	0.60%
Gross Expense Ratio (1/1/16 to 6/30/16, annualized)	1.41%
Portfolio Turnover Rate (1/1/16 to 6/30/16, unannualized)	43%
30-Day SEC Yield (using net expenses)(a)(b)	3.42%
30-Day SEC Yield (using gross expenses)	2.61%
Number of Credit Issuers	52
Fund Inception	May 1, 2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Bond Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays Global Agg
Effective Duration (years)	3.0	6.9
Emerging Markets(c)	27.4%	5.0%

FIVE LARGEST CREDIT ISSUERS (%)(d)	Fund
Cemex SAB de CV	2.5
Rio Oil Finance Trust	2.3
Chicago Transit Authority RB	2.2
Kinder Morgan, Inc.	2.1
Charter Communications, Inc.	2.0

CREDIT QUALITY (%)(e)(g)	Fund	Barclays Global Agg
Aaa	15.1	39.1
Aa	2.9	16.6
A	14.0	28.5
Baa	44.6	15.8
Ba	13.2	0.0
B	6.9	0.0
Cash Equivalents	3.3	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)(g)	Fund	Barclays Global Agg
Government	14.7	55.5
Government-Related	9.6	12.2
Securitized	17.5	14.5
Corporate	54.9	17.8
Cash Equivalents	3.3	0.0

REGION DIVERSIFICATION (%)(c)(g)	Fund	Barclays Global Agg
United States	50.5	37.6
Latin America	22.5	1.1
Europe (excluding United Kingdom)	8.0	25.2
United Kingdom	7.2	5.7
Canada	3.0	3.2
Africa/Middle East	2.9	0.9
Pacific (excluding Japan)	2.6	5.0
Japan	0.0	19.0
Other	0.0	2.3

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating expenses at 0.60% through April 30, 2017. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

(c)

The Fund may classify an issuer in a different category than the Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 13.6% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(g)	Excludes the Fund’s derivative contracts.

PAGE 6 ▪ DODGE & COX GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES: 96.7%

		PAR VALUE	VALUE
GOVERNMENT: 14.7%
Chile Government GDN (Chile) 6.00%, 1/1/18(c)	CLP	895,000,000	$1,395,593
Colombia Government (Colombia) 9.85%, 6/28/27	COP	3,875,000,000	1,587,564
Mexico Government (Mexico) 2.00%, 6/9/22(a)	MXN	109,522,562	5,844,802
South Korea Government (South Korea) 3.00%, 12/10/16	KRW	880,200,000	769,984
U.S. Treasury Note/Bond (United States) 0.875%, 5/31/18	USD	1,250,000	1,256,885

			10,854,828
GOVERNMENT-RELATED: 9.6%
Brazil Government International (Brazil) 4.25%, 1/7/25	USD	750,000	736,875
Chicago Transit Authority RB (United States)
6.899%,12/1/40	USD	1,250,000	1,628,332
Corp. Nacional del Cobre de Chile (Chile) 4.50%, 9/16/25(c)	USD	375,000	392,713
Indonesia Government International (Indonesia) 3.75%, 6/14/28(c)	EUR	625,000	700,016
Peru Government International (Peru) 3.75%, 3/1/30	EUR	600,000	731,103
Petroleo Brasileiro SA (Brazil) 7.25%, 3/17/44	USD	700,000	574,000
Petroleos Mexicanos (Mexico)
2.75%,4/21/27	EUR	425,000	393,445
5.50%,6/27/44	USD	175,000	158,121
6.375%,1/23/45	USD	535,000	535,407
State of Illinois GO (United States)
5.665%,3/1/18	USD	800,000	842,968
5.10%,6/1/33	USD	400,000	384,428

			7,077,408
SECURITIZED: 17.5%
American Express Master Trust (United States) Series 2014-3 A, 1.49%, 4/15/20	USD	225,000	226,734
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	31,358	33,807
Fannie Mae, Hybrid ARM (United States)
2.914%,8/1/44	USD	219,192	228,138
2.763%,9/1/44	USD	375,238	389,319
Fannie Mae, 30 Year (United States)
4.50%,2/1/45	USD	1,205,246	1,329,943
4.50%,1/1/46	USD	1,573,233	1,719,633
Freddie Mac (United States) Series 4283 EW, 4.50%, 12/15/43	USD	218,975	240,641
Freddie Mac, Hybrid ARM (United States)
3.024%,10/1/44	USD	448,477	466,695
2.748%,11/1/44	USD	1,138,464	1,183,499
2.73%,1/1/45	USD	1,260,102	1,311,807
2.756%,5/1/46	USD	1,909,215	1,981,977
Freddie Mac Gold, 30 Year (United States)
6.00%,2/1/35	USD	109,118	126,035
4.50%,8/1/44	USD	619,041	675,913
Navient Student Loan Trust (Private Loans) (United States) Series 2015-CA B, 3.25%, 5/15/40(c)	USD	1,350,000	1,355,402
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	USD	1,534,500	1,310,079
9.75%, 1/6/27(c)	USD	475,000	401,375

			12,980,997

		PAR VALUE	VALUE
CORPORATE: 54.9%
FINANCIALS: 13.1%
Bank of America Corp. (United States)
4.25%,10/22/26	USD	350,000	$363,173
6.625%, 5/23/36(b)	USD	325,000	397,925
Barclays PLC (United Kingdom) 4.375%, 1/12/26	USD	600,000	605,820
BNP Paribas SA (France)
5.75%,1/24/22	GBP	500,000	744,688
4.375%, 9/28/25(c)	USD	200,000	202,905
Capital One Financial Corp. (United States) 3.75%, 4/24/24	USD	750,000	782,798
Centene Corp. (United States) 6.375%, 6/1/17	USD	550,000	565,813
Citigroup, Inc. (United States) 6.692%, 10/30/40(b)	USD	1,067,500	1,114,043
HSBC Holdings PLC (United Kingdom)
6.50%,5/2/36	USD	500,000	598,045
6.50%,9/15/37	USD	425,000	513,454
JPMorgan Chase & Co. (United States) 3.375%, 5/1/23	USD	775,000	790,247
Lloyds Banking Group PLC (United Kingdom) 4.50%, 11/4/24	USD	1,025,000	1,040,301
Navient Corp. (United States)
6.00%,1/25/17	USD	670,000	678,375
4.625%,9/25/17	USD	268,000	270,010
8.45%,6/15/18	USD	125,000	135,156
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%,12/15/22	USD	325,000	340,874
6.00%,12/19/23	USD	525,000	533,671

			9,677,298
INDUSTRIALS: 38.9%
Allergan PLC (Ireland) 3.80%, 3/15/25	USD	225,000	234,113
AT&T, Inc. (United States) 6.55%, 2/15/39	USD	975,000	1,202,181
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)	USD	425,000	451,563
Canadian Pacific Railway, Ltd. (Canada) 6.25%, 6/1/18	CAD	850,000	713,738
Cemex SAB de CV (Mexico) 7.25%, 1/15/21(c)	USD	1,750,000	1,846,600
Charter Communications, Inc. (United States)
8.75%,2/14/19	USD	400,000	467,044
7.30%,7/1/38	USD	125,000	156,611
6.75%,6/15/39	USD	750,000	881,641
Concho Resources, Inc. (United States) 6.50%, 1/15/22	USD	1,050,000	1,074,938
Cox Enterprises, Inc. (United States)
3.25%, 12/15/22(c)	USD	765,000	762,977
2.95%, 6/30/23(c)	USD	400,000	385,645
Diamond 1&2 Finco (Dell-EMC) (United States)
4.42%, 6/15/21(c)	USD	475,000	488,207
5.45%, 6/15/23(c)	USD	225,000	233,308
Ford Motor Credit Co. LLC(d) (United States)
8.125%,1/15/20	USD	300,000	357,830
5.875%,8/2/21	USD	625,000	716,896
Grupo Televisa SAB (Mexico) 8.50%, 3/11/32	USD	575,000	752,991
HCA Holdings, Inc. (United States) 4.75%, 5/1/23	USD	1,025,000	1,050,625
HP Inc. (United States) 4.65%, 12/9/21	USD	400,000	432,597

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
Imperial Brands PLC (United Kingdom)
9.00%,2/17/22	GBP	300,000	$540,433
4.25%, 7/21/25(c)	USD	650,000	703,974
Kinder Morgan, Inc. (United States) 6.95%, 1/15/38	USD	1,400,000	1,548,428
LafargeHolcim, Ltd. (Switzerland) 7.125%, 7/15/36	USD	600,000	729,505
Macy’s, Inc. (United States)
6.70%,9/15/28	USD	50,000	53,735
6.90%,4/1/29	USD	75,000	82,462
6.70%,7/15/34	USD	425,000	458,107
6.375%,3/15/37	USD	200,000	202,454
Millicom International Cellular SA (Luxembourg) 6.625%, 10/15/21(c)	USD	1,450,000	1,488,715
Molex Electronic Technologies LLC(d) (United States) 2.878%, 4/15/20(c)	USD	731,000	727,893
MTN Group, Ltd. (South Africa) 4.755%, 11/11/24(c)	USD	725,000	696,000
Naspers, Ltd. (South Africa) 5.50%, 7/21/25(c)	USD	1,400,000	1,456,000
RELX PLC (United Kingdom)
8.625%,1/15/19	USD	58,000	66,894
3.125%,10/15/22	USD	344,000	349,661
Sprint Corp. (United States) 6.00%, 12/1/16	USD	700,000	704,375
Teck Resources, Ltd. (Canada) 6.00%, 8/15/40	USD	400,000	280,000
Telecom Italia SPA (Italy)
6.375%,6/24/19	GBP	400,000	586,021
7.721%,6/4/38	USD	775,000	806,000
Time Warner, Inc. (United States)
7.625%,4/15/31	USD	275,000	377,434
7.70%,5/1/32	USD	600,000	836,234
TransCanada Corp. (Canada) 5.625%, 5/20/75(b)	USD	1,350,000	1,245,375
Twenty-First Century Fox, Inc. (United States)
6.15%,3/1/37	USD	125,000	155,735
6.65%,11/15/37	USD	450,000	590,448
Verizon Communications, Inc. (United States) 6.40%, 2/15/38	USD	600,000	753,276
Vulcan Materials Co. (United States) 7.50%, 6/15/21	USD	588,000	706,364
Zoetis, Inc. (United States) 4.50%, 11/13/25	USD	325,000	358,596

			28,713,624
UTILITIES: 2.9%
Dominion Resources, Inc. (United States) 5.75%, 10/1/54(b)	USD	1,100,000	1,094,500
Enel SPA (Italy)
6.80%, 9/15/37(c)	USD	650,000	843,470
6.00%, 10/7/39(c)	USD	200,000	236,409

			2,174,379

			40,565,301

TOTAL DEBT SECURITIES (Cost $71,889,504)			$71,478,534

SHORT-TERM INVESTMENTS: 1.3%

		PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	USD	73,130	$73,130

REPURCHASE AGREEMENT: 1.2%
Fixed Income Clearing Corporation(e) 0.20%, dated 6/30/16, due 7/1/16, maturity value $905,005	USD	905,000	905,000

TOTAL SHORT-TERM INVESTMENTS (Cost $978,130)			$978,130

TOTAL INVESTMENTS (Cost $72,867,634)		98.0%	$72,456,664
OTHER ASSETS LESS LIABILITIES		2.0%	1,454,562

NET ASSETS		100.0%	$73,911,226

(a)	Inflation-linked
(b)	Hybrid security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, all such securities in total represented $16,078,843 or 21.8% of total net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Subsidiary (see below)
(e)	Repurchase agreement is collateralized by U.S. Treasury Note 1.625%, 10/30/20. Total collateral value is $925,875.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

GDN: Global Depositary Note

GO: General Obligation

RB: Revenue Bond

CAD: Canadian Dollar

CLP: Chilean Peso

COP: Colombian Peso

EUR: Euro

GBP: British Pound

INR: Indian Rupee

KRW: South Korean Won

MXN: Mexican Peso

USD: United States Dollar

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	74	Sep 2016	$(9,840,844)	$(266,277)
Euro-Bund Future—Short Position	7	Sep 2016	(1,298,229)	(21,784)
Long Term U.S. Treasury Bond—Short Position	18	Sep 2016	(3,354,750)	(221,580)

				$(509,641)

PAGE 8 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2016

CENTRALLY CLEARED INTEREST RATE SWAPS

		Contract Amount
Notional Amount	Expiration Date	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Pay Fixed/Receive Floating:
$ 825,000	5/6/24	2.72%	USD LIBOR 3-Month	$(96,674)
825,000	8/22/24	2.57%	USD LIBOR 3-Month	(93,220)
10,000	9/21/26	2.25%	USD LIBOR 3-Month	(107)
1,750,000	7/29/45	2.774%	USD LIBOR 3-Month	(411,248)

				$(601,249)

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
Barclays	7/20/16	747,575	660,000	$14,749
Barclays	8/31/16	363,454	325,000	2,059
Barclays	8/31/16	712,131	625,000	17,141
Contracts to sell GBP:
Barclays	9/21/16	1,087,877	750,000	88,698
Barclays	9/21/16	921,989	650,000	56,035
Contracts to sell INR:
Barclays	7/13/16	262,486	18,000,000	(3,828)

Counterparty	Settle Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to buy INR:
Barclays	7/13/16	393,988	27,000,000	$5,484
Barclays	7/13/16	1,977,848	137,500,000	56,498

				$236,836

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 9

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2016
ASSETS:
Investments, at value (cost $72,867,634)	$72,456,664
Unrealized appreciation on forward currency contracts	240,664
Cash denominated in foreign currency (cost $166)	171
Cash held at broker	478,969
Receivable for investments sold	37,005
Receivable for Fund shares sold	7,705
Dividends and interest receivable	789,376
Expense reimbursement receivable	54,107
Prepaid expenses and other assets	6,429

74,071,090

LIABILITIES:
Unrealized depreciation on forward currency contracts	3,828
Payable to broker for variation margin	17,586
Payable for Fund shares redeemed	11,211
Management fees payable	29,881
Accrued expenses	97,358

159,864

NET ASSETS	$73,911,226

NET ASSETS CONSIST OF:
Paid in capital	$76,424,181
Undistributed net investment income	1,232,841
Accumulated net realized loss	(2,457,855)
Net unrealized depreciation	(1,287,941)

$73,911,226

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	7,189,090
Net asset value per share	$10.28

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2016
INVESTMENT INCOME:
Dividends	$39,240
Interest (net of foreign taxes of $1,467)	1,639,389

1,678,629

EXPENSES:
Management fees	184,467
Custody and fund accounting fees	14,042
Transfer agent fees	15,299
Professional services	117,537
Shareholder reports	11,546
Registration fees	38,312
Trustees’ fees	123,750
Miscellaneous	14,090

Total expenses	519,043
Expenses reimbursed by investment manager	(297,272)

Net expenses	221,771

NET INVESTMENT INCOME	1,456,858

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss
Investments	(1,073,089)
Futures contracts	(499,308)
Interest rate swaps	(37,855)
Forward currency contracts	(28,802)
Foreign currency transactions	(29,304)
Net change in unrealized appreciation/depreciation
Investments	5,192,631
Futures contracts	(531,769)
Interest rate swaps	(436,494)
Forward currency contracts	216,872
Foreign currency translation	14,515

Net realized and unrealized gain	2,787,397

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,244,255

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
	Six Months Ended June 30, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income	$1,456,858	$2,394,483
Net realized loss	(1,668,358)	(3,554,990)
Net change in unrealized appreciation/depreciation	4,455,755	(3,521,066)

	4,244,255	(4,681,573)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	23,212,170	26,112,074
Reinvestment of distributions	—	—
Cost of shares redeemed	(21,207,051)	(18,458,010)

Net increase from Fund share transactions	2,005,119	7,654,064

Total increase in net assets	6,249,374	2,972,491

NET ASSETS:
Beginning of period	67,661,852	64,689,361

End of period (including undistributed net investment income of $1,232,841 and accumulated net investment loss of $(186,162), respectively)	$73,911,226	$67,661,852

SHARE INFORMATION:
Shares sold	2,372,191	2,575,716
Distributions reinvested	—	—
Shares redeemed	(2,182,189)	(1,848,870)

Net increase in shares outstanding	190,002	726,846

PAGE 10 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are typically valued as of the normally scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Interest rate swaps are valued daily based on prices received from independent pricing services, which represent the net present value of all future cash settlement amounts based on implied forward interest rates. Other financial instruments for which market quotes are readily available are valued at market value. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts and short Euro-Bund futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2016, these futures contracts had total notional values ranging from 16% to 20% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of each interest rate swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund has maintained interest rate swaps in connection with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2016, these interest rate swaps had U.S. dollar notional values ranging from 4% to 5% of net assets.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund has maintained forward currency contracts to increase its portfolio exposure to the Indian rupee. During the six months ended June 30, 2016, these Indian rupee forward currency contracts had U.S. dollar total values ranging from 2% to 4% of net assets.

The Fund has maintained forward currency contracts to hedge direct and/or indirect foreign currency exposure to the British pound and euro. During the six months ended June 30, 2016, these forward currency contracts had U.S. dollar total values ranging from 1% to 5% of net assets.

PAGE 12 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2016:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$10,854,828
Government-Related	—	7,077,408
Securitized	—	12,980,997
Corporate	—	40,565,301
Short-term Investments
Money Market Fund	73,130	—
Repurchase Agreement	—	905,000

Total Securities	$73,130	$72,383,534

Other Financial Instruments
Futures Contracts
Depreciation	$(509,641)	$—
Interest Rate Swaps
Depreciation	—	(601,249)
Forward Currency Contracts
Appreciation	—	240,664
Depreciation	—	(3,828)

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2016. There were no Level 3 securities at June 30, 2016 and December 31, 2015, and there were no transfers to Level 3 during the period.

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

At June 30, 2016, all offsetting Derivative positions qualify for netting pursuant to master netting arrangements. For financial reporting purposes, the Fund does not offset financial assets and

DODGE & COX GLOBAL BOND FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities. Gross assets and liabilities related to Derivatives are presented as “unrealized appreciation on forward currency contracts” and “unrealized depreciation on forward currency contracts,” respectively, in the Statement of Assets and Liabilities. Derivative information by counterparty is presented in the Portfolio of Investments. At June 30, 2016, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets at 0.60% through April 30, 2017. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party. This expense reimbursement agreement has been in effect since the Fund’s inception.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At June 30, 2016, Dodge & Cox owned 19% of the Fund’s outstanding shares.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign capital gain taxes, foreign currency realized gain (loss), futures contracts, and interest rate swaps. At June 30, 2016, the cost of investments for federal income tax purposes was $72,867,634.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Ordinary income	—	—

Long-term capital gain	—	—

At June 30, 2016, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,353,653
Unrealized depreciation	(1,764,623)

Net unrealized depreciation	(410,970)
Undistributed ordinary income	253,674
Accumulated capital loss(a)	(780,070)
Capital loss carryforward(b)	(775,303)
Deferred loss(c)	(196,120)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2016 to June 30, 2016.
(b)	Represents accumulated capital loss as of December 31, 2015, which may be carried forward to offset future capital gains.

No expiration
Short-term	$469,709
Long-term	305,594

$775,303

(c)	Represents net realized specified loss incurred between November 1, 2015 and December 31, 2015. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2016.

Fund management has reviewed the tax positions for the open period applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2016, the Fund’s commitment fee amounted to $154 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2016, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $19,239,184 and $21,552,799, respectively. For the six months ended June 30, 2016, purchases and sales of U.S. government securities aggregated $12,550,143 and $8,596,677, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2016, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Six Months Ended June 30, 2016(a)		Year Ended December 31, 2015	Period from May 1, 2014 (commencement of Fund operations) to December 31, 2014
Net asset value, beginning of period	$9.67		$10.31	$10.73
Income from investment operations:
Net investment income	0.20		0.34	0.16
Net realized and unrealized loss	0.41		(0.98)	(0.44)

Total from investment operations	0.61		(0.64)	(0.28)

Distributions to shareholders from:
Net investment income	—		—	(0.14)
Net realized gain	—		—	—

Total distributions	—		—	(0.14)

Net asset value, end of period	$10.28		$9.67	$10.31

Total return	6.31%		(6.21)%	(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$74		$68	$65
Ratio of expenses to average net assets	0.60	%(b)	0.60%	0.60	%(b)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.41	%(b)	1.41%	2.18	%(b)
Ratio of net investment income to average net assets	3.95	%(b)	3.39%	2.83	%(b)
Portfolio turnover rate	43%		55%	36%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX GLOBAL BOND FUND ▪ PAGE 15

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 16 ▪ DODGE & COX GLOBAL BOND FUND

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DODGE & COX GLOBAL BOND FUND ▪ PAGE 17

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PAGE 18 ▪ DODGE & COX GLOBAL BOND FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 19

Global Bond Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2016, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

Date	August 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date	August 17, 2016